     As filed with the U.S. Securities and Exchange Commission on December 30, 2011
File No. 333-123467
File No. 811-21732

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 13	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 15
(Check appropriate box or boxes.)
MERCER FUNDS
(Exact Name of Registrant as Specified in Charter)

99 High Street, Boston, MA	02110

(Address of Principal Executive Office)	(Zip Code)
Registrant’s Telephone Number, including Area Code (617) 747-9500
Scott M. Zoltowski, Esquire
Mercer Investment Management, Inc.
(formerly, Mercer Global Investments, Inc.)
99 High Street
Boston MA 02110
(Name and Address of Agent for Service)
Please send copies of all communications to:
Stuart Fross, Esquire
State Street Financial Center, One Lincoln Street
Boston, Massachusetts 02111-2950
(617) 261-3100
It is proposed that this filing will become effective (check appropriate box):

☑	immediately upon filing pursuant to paragraph (b)

☐	on [Date]pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [Date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [Date] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERCER FUNDS
(formerly, the MGI Funds)
Mercer Emerging Markets Equity Fund
(Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MEMQX)
Prospectus
December 30, 2011
This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the “Class Y Shares”) of the Mercer Emerging Markets Equity Fund (the “Fund”), a series of the Mercer Funds (formerly, the MGI Funds) (the “Trust”). This prospectus contains information about the Class Y Shares of the Fund that you should read carefully before you invest.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Mercer Emerging Markets Equity Fund
Investment Objective
The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.
Fees and Expenses
These tables summarize the fees and expenses that you may pay if you invest in the Class Y Shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses (including custodial, legal, audit, transfer agent and sub-transfer agent payments, Trustees’ fees and expenses, and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor)	0.50 (1)	0.45 (1)	0.30	%(1)
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.55%	1.25%	1.10%
Management Fee Waiver/Expense Reimbursements	0.00%	0.00%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.55%	1.25%	0.95%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Fund has not commenced operations as of the date of this prospectus.

(2)	The Trust, with respect to the Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses (not including brokerage fees and expenses, interest, and extraordinary expenses) otherwise would exceed 1.55%, 1.25%, and 0.95% for the Class Y-1, Class Y-2, and Class Y-3 shares, respectively, of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and

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expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2013, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.
Example
The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class Y-1	$158	$490
Class Y-2	$127	$397
Class Y-3	$97	$335
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of operating history. Once the Fund has operating history for at least one calendar year, the portfolio turnover rate will be included in this fund summary.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.
Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. Other derivative instruments may be used to equitize cash held in the portfolio.

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Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.
Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.
In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.
Principal Risk Factors
The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include:
Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.
Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.
Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in

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a particular kind of investment if the derivatives have economic characteristics similar to that investment.
Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.
Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.
Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.
Issuer risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.
Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

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Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.
Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.
Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
No Operating History. The Fund has not operated for a full fiscal year and as such has no prior operating history by which an investor can evaluate performance.
Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.
Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.
Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains. The Fund is not intended to serve as a complete investment program.
Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

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Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.
Performance of the Fund
The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in this fund summary.
Fund Management
Investment Advisor:
Mercer Investment Management, Inc. (formerly, Mercer Global Investments, Inc.)
Subadvisors and Portfolio Managers:
AQR Capital Management, LLC (“AQR”)

•	Jacques Friedman, BS & MS Applied Mathematics, Principal, joined AQR in 1998.

•	Oktay Kurbanov, BS Physics & Mathematics, MBA, Principal, joined AQR in 1998.

•	Lars Nielsen, B.Sc. & M.Sc. Economics, Principal, joined AQR in 2000.

Kleinwort Benson Investors International Ltd. (“KBI”)

•	Gareth Maher, B.Comm, M.Econ. Sc., Head of Portfolio Management — Dividend Plus, joined KBI in 2000.

•	David Hogarty, BA Econ. & Politics, I.M.C., Head of Strategy Development — Dividend Plus, joined KBI in 1994.

•	Ian Madden BBS in Finance & Accounting, IMC, Portfolio Manager — Dividend Plus, joined KBI in November 2000.

•	James Collery, BA, IMC, Portfolio Manager — Dividend Plus, joined KBI in January 2001.

Vontobel Asset Management, Inc. (“Vontobel”)

•	Rajiv Jain, Managing Director and Portfolio Manager — International and Emerging Markets Equities, joined Vontobel in 1994.

Tax Information

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The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.
For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” below.
Important Additional Information
Purchase and Sale of Fund Shares
ClassY-1, ClassY-2, and ClassY-3 shares (together, “Class Y Shares”) generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the minimum initial investment or eligibility requirements presented below. There is no minimum for subsequent investments.

	Class Y-1	Class Y-2	Class Y-3
Minimum Initial Purchase or Eligibility Requirements	Defined contribution plan investors must have invested over $50 million in the Funds. Investors other than defined contribution plans must have invested at least $10 million in the Funds	Must have invested at least $100 million in the Funds or entered into an Investment Management Agreement with the Advisor or its affiliates. Retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-2 shares. Class Y-2 shares are not available to certain defined contribution plans.	Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds (excluding defined contribution plans). The Mercer Collective Trust, discretionary investment management clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.
You may purchase or redeem Class Y Shares of the Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.
You may purchase or redeem Class Y-1 and Class Y-2 shares through your financial advisor or directly by contacting BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), located at PO Box 9811, Providence, Rhode Island 02940-8011. If you are a participant in a defined contribution plan, you may purchase or redeem Class Y-1 shares through

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your retirement plan administrator or recordkeeper. Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor. Class Y-3 shares may be redeemed through the Advisor or the Transfer Agent.
All classes of the Fund may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Details about the Fund
The Manager of Managers Structure
The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Fund, consistent with the Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of the Fund. Therefore, the Advisor manages the Fund using a “manager of managers” approach by selecting one or more subadvisors to manage the Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest. However, the Advisor will maintain a portion of the Fund’s assets in cash to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to each subadvisor.
Securities are selected for the Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. The Fund generally relies on the professional judgment of its subadvisors to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of the Fund’s investment portfolio. A description of the Fund’s current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.
Investment Objective and Principal Investment Strategies
The Fund seeks to achieve its own distinct investment objective, as described below. The Fund’s investment objective may be changed by the Board of Trustees of the Trust without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that the Fund will achieve its investment objective.
Mercer Emerging Markets Equity Fund
Investment Objective

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The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.
Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. Other derivative instruments may be used to equitize cash held in the portfolio.
Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.
Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.
In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.
While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions within the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely

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affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.
The Subadvisors
The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:
AQR Capital Management, LLC (“AQR”)
AQR, a Delaware limited liability company formed in 1998, is a discretionary asset management firm specializing in quantitative investment analysis. AQR’s address is Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830. As of May 31, 2011, AQR and its affiliates had approximately $41 billion in assets under management.
Messrs. Jacques Friedman, Oktay Kurbanov, and Lars Nielsen are primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio. Mr. Friedman has been with AQR since its inception in 1998. Mr. Friedman earned a B.S. in Applied Mathematics from Brown University and an M.S. in Applied Mathematics from the University of Washington. Mr. Kurbanov has been with AQR since its inception in 1998. Mr. Kurbanov earned a BS in Physics and Mathematics from the University of Michigan and an MBA degree with a concentration in finance and statistics from the Stern School of Business at New York University. Mr. Nielsen has been with AQR since 2000. Mr. Nielsen earned a B.Sc. and a M.Sc. in Economics from the University of Copenhagen, Denmark, and was a visiting graduate student in the economics department at Cornell University.
Securities Selection
AQR’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the MSCI Emerging Markets Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR’s investable universe is based on the securities, countries and currencies represented in the MSCI Emerging Markets Index, or securities that will be admitted to the index within 180 days of purchase. AQR may, from time to time, augment that universe with additional securities, countries or currencies that are deemed to have similar characteristics as those included in the MSCI Emerging Markets Index. The criteria used by AQR to make this determination include, but are not limited to, the following: gross domestic product per capita, OECD membership, currency regime, restrictions on investment, political risk, market liquidity, and other similar considerations.
From this investment universe, AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.
A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models — or systematic processes — to generate

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an investment opinion. AQR’s models consider a wide range of indicators— from traditional valuation measures, momentum indicators, and price signals, and terms of trade information. These diverse sets of inputs, combined with AQR’s proprietary signal construction methodology, optimization process, and trading technology, are important elements in AQR’s investment process. AQR’s signals are motivated by fundamental economic insights and AQR believes a systematic implementation of those ideas leads to a better long-term investment process.
AQR uses a set of value, momentum, carry and other economic factors to generate an investment portfolio based on AQR’s global asset allocation models and security selection procedures. AQR believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries.

•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.

•	In addition to these two main investment signals, AQR may use a number of additional quantitative signals based on AQR’s proprietary research. Examples of such signals are evaluating the robustness of financial statements or the soundness of balance sheets for individual companies, or evaluating the economic health of trade partners for making investment decisions for aggregate equity markets or currencies.

AQR views the selection of individual securities, countries and currencies as three independent decisions. AQR may utilize Depositary Receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments to implement its investment program. These instruments allow AQR to separate security, country, and currency investment decisions, and more efficiently manage their corresponding risks. AQR intends to use some or all of these instruments at all times in order to implement its investment strategy. Additionally, AQR may, from time to time, take short positions in index or currency futures to express a negative view with respect to a particular equity market or currency.
AQR uses stock index futures and various types of swaps to implement the country selection component of its investment strategy. There are two primary advantages to using futures and swaps for country allocation. First, these instruments are significantly cheaper to trade than individual stocks and therefore allow for more agile country selection strategies. Second, these instruments permit AQR to implement country and stock-selection decisions independently. For example, in order to express a negative view on an equity market without utilizing futures, AQR would be required to sell securities of issuers domiciled in that country. Selling securities to express negative views on equity markets may limit the benefit of stock selection to the portfolio, by reducing the impact of AQR’s ability to differentiate between individual stocks. Utilizing futures, AQR is able to express a negative view on a country without limiting the benefits of AQR’s stock selection to the portfolio. Similarly, AQR may purchase equity index futures or swaps to express a positive view about a specific equity market. Trading individual securities to express that same opinion is economically inefficient, and requires AQR to sell securities in other equity markets.
Currency forwards permit AQR to make stock-selection and country allocation decisions independent of AQR’s views on the underlying currency. In other words, AQR utilizes these instruments to manage currency risk separate from stock-selection and country allocation risk. Effectively, currency forwards allow AQR to actively manage, and account for, the impact of

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currency markets on an emerging markets strategy. For example, AQR may express a negative view on a specific currency by selling currency forwards on that currency; similarly, AQR may express a positive view on a currency by purchasing that currency in the forward market. Expressing currency views via forward contracts enhances the flexibility of the investment process. AQR may express views on currencies without trading individual securities. Moreover, AQR may express opposing views on the equity market in a specific country, in relation to the currency of that country through the use of equity index futures and swaps (neither of which are exposed to currency risk).
AQR also uses derivative instruments to enter into both “long” and “short” positions in country exposures and currencies. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short positions in any currency generally will not exceed -15% of the net assets of AQR’s allocated portion of the Fund’s portfolio. For example, if 5% of the net assets are invested in Indian stocks held long, generally the collective short positions in Indian rupees would be 20% or less of the net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency positions.
Short positions in the equity of issuers in a particular country generally will not exceed -10% of the net assets of AQR’s allocated portion of the Fund’s portfolio. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing short exposure to issuers in that country must be greater than -10% of the net assets. For example, if 5% of the net assets are invested in Brazilian equities, generally the largest short position in Brazilian equity futures would be 15% of the net assets.
Derivative instruments are also used to equitize cash held in the portfolio. Generally, AQR will invest 80% to 90% of its allocated portion of the Fund’s assets in equities. In order to gain full market exposure (100% invested), AQR will invest in derivative instruments (equity index futures and/or swaps and currency forwards) on the balance of such assets. This technique, known as cash equitization, allows AQR to hold some cash in order to increase the flexibility of its investment decisions. The net economic exposure of AQR’s allocated portion of the Fund’s portfolio to the equity markets (i.e. the total value of equity positions plus the net notional value of equity and currency derivatives) will generally equal at least 99% of the net assets of AQR’s allocated portion of the Fund’s assets.
AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). AQR considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the investment program will remain attractive after transaction costs are reflected.
Kleinwort Benson Investors International Ltd. (“KBI”)
Kleinwort Benson Investors International Ltd, with offices at One Rockefeller Plaza, 33rd Floor, New York is an institutional asset manager that is headquartered in Dublin. It is a wholly owned subsidiary of Kleinwort Benson Investors Dublin Ltd, which was formed in 1980; as such, the firm has been managing assets for institutional clients for over 30 years. The firm became a member of the Kleinwort Benson Group in October 2010.
Messrs. Gareth Maher, David Hogarty, Ian Madden, and James Collery are primarily responsible for the day-to-day management of KBI’s allocated portion of the Fund. Mr. Maher joined KBI as Senior Portfolio Manager in 2000. Mr. Maher graduated from University College Dublin (UCD) with a first class honors Commerce degree in 1986 followed by a first class honors Masters of Economic Science (UCD) in 1987. Mr. Maher joined the Dividend Plus team in January 2009, having managed U.S., Irish and Far Eastern equities between 2000 and 2009. Mr. Hogarty joined the firm in 1994. Mr. Hogarty graduated from University College Dublin with a B.A. in Economics and Politics in 1989 and holds the Investment Management Certificate. Mr. Madden joined the firm in November 2000 as a Portfolio Assistant. Mr. Madden graduated from Trinity College, Dublin in 2000 with a Bachelor of Business Studies specializing in Finance & Accounting and holds the Investment Management Certificate. Mr. Madden joined the Dividend Plus Team in 2004. Mr. Collery joined the firm in January 2001 as a Performance & Risk Analyst. Mr. Collery graduated from Trinity College, Dublin in 1999 with a BA Honors degree in Science. He joined the Dividend Plus team in 2007.
Securities Selection

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KBI believes that there is a source of alpha in high dividend companies that is broadly ignored by most investors. As such, KBI intends to invest in companies that pay above average dividends relative to their regional sub sector average. KBI’s process is systematic and rules based. KBI believes that while the whole is greater than the sum of the parts, their decision making process is best described in three steps.
First, KBI’s process creates a diversified high dividend universe. KBI calculates a bespoke yield hurdle for each of the regional industry sub-sectors in the MSCI Emerging Markets Index. Every stock that exceeds this hurdle is selected for its universe and has the potential to be part of KBI’s allocated portion of the Fund’s portfolio. This creates an opportunity set of stocks with above average dividend yields relative to their regional industry peers.
Next, KBI looks for stocks with payout sustainability, consistency and growth. Depending on the prevailing investment environment, the investment team decides on which factors are the most relevant to capture this. Normally it is a combination of free cash flow and dividend cover measures as well as dividend growth and payout measures. The objective is to find companies with the financial strength to maintain and/or grow their payout commitments.
Finally, the remaining stocks are reviewed by the portfolio management team in the context of KBI’s overall portfolio objectives and are then put through a proprietary Barra based optimization process to produce the final portfolio of stocks which will be held. KBI normally limit the amount of holdings in its portfolio to approximately 130 stocks.
Vontobel Asset Management, Inc. (“Vontobel”)
Vontobel Asset Management, Inc. (“Vontobel”) serves as an investment subadvisor to the Fund. Vontobel has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor and the Fund’s Board of Trustees. Vontobel is located at 1540 Broadway, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of June 30, 2011, Vontobel managed approximately $14 billion in assets.
Mr. Rajiv Jain is primarily responsible for the day-to-day management of Vontobel’s allocated portion of the Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international and emerging markets equity portfolios.
Securities Selection
In keeping with the Fund’s investment objective and strategy, Vontobel believes that the best way to achieve capital appreciation and outperform the market over time is by investing, at attractive prices, in well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects; and in most cases, generate free cash flow. Vontobel believes that growth must be value enhancing for investors, meaning that long-term returns on invested capital exceeds its cost. Growth is therefore always a component in Vontobel’s calculation of value. Lastly, Vontobel believes that price and value ultimately will converge.
Vontobel employs a bottom-up stock and business analyses, to identify high-quality companies. Typically, these companies tend to be well-managed companies with the following attributes:
•	Consistent operating histories and financial performance;

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•	Favorable long-term economic prospects; and

•	Competent management that can be counted on to use cash flow wisely and channel the reward from the business to its shareholders
Risks of the Fund
All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of the Fund, the value of the Fund’s investments, and your investment in the Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in the Fund.

Fund Name	Principal Risks	Non-Principal Risks
Mercer Emerging Markets Equity Fund	• Crowding/Convergence Risk • Currency Exchange Rate Risk	• Convertible Securities Risk • Counterparty Risk

	• Derivatives Risk	• Securities Lending Risk

	• Emerging Markets Investments Risk	• Short Selling Risk

• Foreign Investments Risk

• Frontier Markets Investment Risk

• Involuntary Disclosure Risk

• Issuer Risk

• Liquidity Risk

• Management Techniques Risk

• Market Risk

• Model and Data Risk

• No Operating History

• Obsolescence Risk

• Political and Economic Risk

• Portfolio Turnover Risk

• Programming and Modeling Error Risk

• Small and Medium Capitalization Stock Risk

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Crowding/Convergence Risk	To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense. In addition, to the extent that a subadvisor’s models come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, as such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) that may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such debt securities are convertible or exchangeable. As a general rule, convertible securities entail less risk than an issuer’s common stock, although convertible securities usually have less potential for appreciation in value than common stock.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of the Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between

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currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Derivatives Risk	The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Emerging Markets Investments Risk	Emerging markets securities involve unique

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risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

Frontier Markets Investments Risk	Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures

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imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Involuntary Disclosure Risk	The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a

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specific company, industry, country, or geographic region.

Model and Data Risk	Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be used to construct sets of transactions and investments, to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), to provide risk management insights, and to assist in hedging the Fund’s investments.

When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on models and data, a quantitative-focused subadvisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect.

Some of the models used by quantitative-focused subadvisors are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting valuations will be incorrect. However, even if market

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data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

No Operating History	A newly organized Fund that has not operated for a full fiscal year has no prior operating history by which an investor can evaluate performance.

Obsolescence Risk	The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Quantitative-focused subadvisors will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification on the Fund’s performance.

Political and Economic Risk	The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk	Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

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Programming and Modeling Error Risk	The research and modeling process engaged in by a quantitative-focused subadvisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although quantitative-focused subadvisors seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Securities Lending Risk	To the extent the Fund participates in securities lending activities, the Fund is subject to risks associated with lending its portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Fund bears the risk of loss in connection with the investment of any cash collateral received from the borrowers of its securities.

Short Selling Risk	The Fund may from time to time sell securities short. In the event that a subadvisor anticipates that the price of a security will decline, the Fund may sell the security or derivative instrument short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid

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than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.
Cash and Short-Term Investments
Although the Fund generally expects to be fully invested in accordance with its investment strategies described in this prospectus, the Advisor will maintain a portion of the Fund’s assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to the subadvisors. The cash buffer maintained by the Advisor for the Fund, together with any uninvested cash held by the Fund’s subadvisors, is not expected to exceed 5% of the Fund’s total assets. The cash buffer maintained by the Advisor will be invested in overnight time deposits and similar instruments, pending its allocation to the Fund’s subadvisors.
The Fund also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Fund’s investment objective and policies. The types of short-term instruments in which the Fund may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.
When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective. The Fund also may invest in futures contracts and pools of futures contracts that are intended to provide the Fund with exposure to certain markets or asset classes. From time to time, the Fund also may hold short-term instruments denominated in currencies other than the U.S. dollar.
Additional Information
Commodity Pool Operator Exemption. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
Selective Disclosure of Portfolio Holdings
The Fund has adopted policies and procedures with respect to the disclosure of its portfolio securities. A description of these policies and procedures is available in the Statement of Additional Information (“SAI”).

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Who Manages the Fund
Investment Advisor and the Subadvisors
Mercer Investment Management, Inc. (formerly, Mercer Global Investments, Inc.) (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Fund. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant with more than 38 years’ experience reviewing, rating, and recommending investment managers for institutional clients.
The Advisor has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Fund’s assets; (iii) when appropriate, allocates and reallocates the Fund’s assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objective, policies, and restrictions of the Fund; and (v) implements procedures to ensure that the subadvisors comply with the Fund’s investment objective, policies, and restrictions.
When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s portfolio management team then conducts off-site and on-site due diligence visits to meet the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made. The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.
The Advisor manages the Funds based on the philosophy and belief that portfolios that are advised by appropriately constructed combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time.

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Thomas Murphy, Christopher A. Ray, CFA, Ian Dillon, Manny Weiss, and Wilson Berglund are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Murphy, the President and Chief Investment Officer of the Advisor, has been involved in the investment industry since 1992. From 2006 to 2011, Mr. Murphy was the business leader for Mercer Investment Management — EMEA. Mr. Murphy leads the portfolio management team and co-chairs the Investment Committee, which develops the philosophy and establishes investment policies for the business. Mr. Ray, Head of Investments (US) of the Advisor, has been involved in the investment industry since 1988. He previously served as a senior vice president, consultant relations manager, and fixed income portfolio manager with a diversified mutual fund company. Mr. Dillon is a Principal with Mercer Global Investments Canada since 2006. Prior to that, Mr. Dillon held various investment positions with a diversified mutual fund company from 1996 to 2006, including serving as Chief Investment Strategist from 2004 to 2006. Mr. Weiss has been a Portfolio Manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007, and was an investment professional with Putnam Investments from 1987 to 2005. Mr. Berglund has been a Portfolio Manager with the Advisor since January 2009. Prior to that, Mr. Berglund held various positions with Putnam Investments from 2000 to 2009.
The Fund pays the Advisor fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The following represents the total advisory fees payable by the Fund:

Investment Advisory Fee*
Fund	On All Assets
Mercer Emerging Markets Equity Fund	0.80%

*	Consists of the total advisory fee payable by the Fund to the Advisor. The Advisor is responsible for paying the subadvisory fees.
The Trust, with respect to the Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses otherwise would exceed the “Net Expenses” for the Class Y-1, Class Y-2, and Class Y-3 shares, as applicable, of the Fund, as shown in the Annual Fund Operating Expenses table contained in the “Summary of the Fund” in this prospectus.
Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2013, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.
The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory

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fees that the Advisor receives from the Fund. The current subadvisors to the Fund are identified under “Investment Objective and Principal Investment Strategies” earlier in this prospectus.
A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement will be available in the Fund’s annual report to shareholders for the period ending March 31, 2012.
The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission (“SEC”) that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for the Fund, and the Advisor supervises the provision of portfolio management services to the Fund by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the Fund will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Fund from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.
Administrative Services
State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts, is the administrator of the Fund. The Fund pays the Administrator at an annual rate of the Fund’s average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Fund’s NAV, and preparation of shareholder reports.
The Advisor provides certain internal administrative services to the Class Y-1 and Class Y-2 shares of the Fund, for which the Advisor receives a fee of 0.10% and 0.05% of the average daily net assets of the Class Y-1 and Class Y-2 shares of the Fund, respectively. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class Y-1 and Class Y-2 shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Fund or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.
Pricing of Fund Shares
The price at which purchases and redemptions of the Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is placed. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

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The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.
The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Fund may rely on third-party pricing vendors to monitor for events materially affecting the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Fund’s foreign investments, the third-party pricing vendors will provide revised values to the Fund.
If market quotations are not readily available for the Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Fund’s foreign investments, fair value pricing also may be used with domestic securities, where appropriate. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.
Purchasing and Selling Fund Shares
Selecting an Appropriate Share Class
This prospectus offers you a choice of three classes of shares of the Fund: Class Y-1, Class Y-2, and Class Y-3 shares. (In this prospectus, the Class Y-1, Class Y-2, and Class Y-3 shares are together referred to as the “Class Y Shares.”) This allows you to choose among different levels of services and ongoing operating expenses, as illustrated in the “Fees and Expenses” section of this prospectus.
Class Y Shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the eligibility requirements described above under “Important Additional Information—Purchase and Sale of Fund Shares.” The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your

26

plan administrator or recordkeeper, or your financial advisor, as to which share class is most appropriate for you. Below is a summary of the differences among the Fund’s Class Y-1, Class Y-2, and Class Y-3 shares:
Class Y-1 Shares
•	Initial Sales Charge: None

•	Contingent Deferred Sales Charge: None

•	12b-1 Fee: 0.25%

•	Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares and Class Y-3 shares because of the 12b-1 and internal administrative fees paid by Class Y-1 shares to the Advisor.

•	Shareholder Services: Full shareholder servicing is performed by the Advisor and/or its affiliates, including communication with third-party administrators, and the Class Y-1 shares pay an internal administrative fee for these services.

Class Y-2 Shares
•	Initial Sales Charge: None

•	Contingent Deferred Sales Charge: None

•	12b-1 Fee: None

•	Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares; higher annual expenses, and lower dividends, than Class Y-3 shares, because of the internal administrative fees paid by Class Y-2 shares to the Advisor.

•	Shareholder Services: Certain limited shareholder servicing is performed by the Advisor or its affiliates, and the Class Y-2 shares pay an internal administrative fee for these services.
Class Y-3 Shares
•	Initial Sales Charge: None

•	Contingent Deferred Sales Charge: None

•	12b-1 Fee: None

•	Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.

•	Shareholder Services: No shareholder servicing is performed by the Advisor or its affiliates at the Class level, as it is anticipated that shareholder servicing will be performed at the client level. Shareholder servicing arrangements for holders of Class

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Y-3 shares are customized to each specific client and are not paid for from the assets of the Fund.
Marketing and Shareholder Services (12b-1) Plan
The Fund has adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class Y-1 shares of the Fund. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of the Fund’s Class Y-1 shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Fund’s assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMCSecurities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class Y-1 shares of the Fund.
Purchasing Class Y Shares
The Fund sells its Class Y Shares at the offering price, which is the NAV. Class Y Shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.
The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.
Purchasing Class Y-1 and Class Y-2 Shares
Class Y-1 and Class Y-2 shares may be purchased through your financial advisor or directly by contacting BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), located at PO Box 9811, Providence, Rhode Island 02940-8011. If you are a defined contribution retirement plan, Class Y-1 shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase shares directly from the Fund, you may complete an order form and write a check for the amount of Class Y Shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.
Purchasing Class Y-3 Shares
Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor.

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The Fund may periodically close to new purchases of shares. The Fund may refuse any order to buy shares if the Fund and the Advisor determine that doing so would be in the best interests of the Fund and its shareholders.
Customer Identification
Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Fund or its agents may not be able to open the Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Fund or its agents may share identifying information with third parties for the purpose of verification. If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.
Selling Class Y Shares
You can sell your Class Y Shares back to the Fund on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Fund, depending upon through whom and how you own your Class Y Shares. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.
If you are an institutional client of the Advisor (or its affiliates) that owns Class Y Shares, contact the Advisor or the Transfer Agent to sell your Class Y Shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from its clients in order for its clients to receive that day’s NAV.
If you are not an institutional client of the Advisor, contact your financial advisor or the Transfer Agent directly, as applicable, to sell your Class Y Shares. Your financial advisor or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV.
If you are a participant in a defined contribution retirement plan, contact your plan administrator or recordkeeper to sell your Class Y Shares. Your plan administrator or recordkeeper must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your plan administrator or recordkeeper will be responsible for forwarding the request to the Transfer Agent on a timely basis and may charge you for his or her services.
Payments by the Fund
The Fund generally sends you payment for your Class Y Shares the business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Redemptions by the Fund
The Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class Y shares that you are redeeming is large enough to affect the

29

Fund’s operations (for example, if it represents more than $250,000 or 1% of the Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.
The Fund also reserves the right to close any account if the account value falls below the Fund’s minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.
Exchanging Class Y Shares
If you want to switch your investment from the Fund to another series of the Trust, you can exchange your Class Y-1, Class Y-2, or Class Y-3 shares, as applicable, for shares of the same class of another series at NAV.
If you hold your Class Y-1 or Class Y-2 shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class Y-1 or Class Y-2 shares directly with the Fund, contact the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for exchanges of amounts up to $500,000 in Class Y-1 or Class Y-2 shares. If you hold your Class Y-1 or Class Y-2 shares through a retirement plan, contact your plan administrator or recordkeeper regarding the details of how to make an exchange. If you own Class Y-3 shares, contact the Advisor regarding the details of how to exchange your shares. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.
All classes of the Fund may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.
The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.
The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The series of the Trust into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Fund or the Advisor determines are likely to have a negative effect on the Fund or the other series of the Trust. Consult the Fund, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.
Frequent Trading of Fund Shares
The Fund, the Advisor, and MGI Funds Distributors, Inc., the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Fund for any reason. The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Fund, the Advisor, or the Distributor has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading

30

of Fund shares may lead to increased transaction costs to the Fund, less efficient management of the Fund’s portfolio (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund’s securities trade, and the close of U.S. markets.
Because the Fund is designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Fund’s shares. The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short term trading fees.
In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Fund. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.
There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Fund may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.
As discussed in “Redemptions by the Fund” earlier in this prospectus, the Fund reserves the right to refuse future purchases or exchanges of shares of the Fund if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Fund (such as market timing).
Fund Distributions and Taxes
Dividends and Distributions

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Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.
Classes with higher expenses are expected to have lower income dividends. If you are an institutional shareholder of the Class Y Shares of the Fund, you will receive income dividends and capital gains distributions in additional Class Y Shares of the Fund, unless you notify the Advisor, your financial advisor, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.
Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.
Avoid “Buying A Dividend.” At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes
Tax Considerations. Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to Fund tax years beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met.

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If the Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit.
Redemptions and Exchanges. When you sell your shares in the Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.
Back-Up Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Financial Highlights
The Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

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If you want more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).
You may discuss your questions about the Fund by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI by contacting the Fund directly at 1-800-428-0980 or visiting the Trust’s Web site, www.mgifunds.com.
You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:
For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or
Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.
Mercer Funds
Investment Company Act File No. 811-21732
Mercer Funds (formerly known as MGI Funds)
Mercer Emerging Markets Equity Fund
Prospectus
December 30, 2011

34

MERCER FUNDS

(formerly, the MGI Funds)

Mercer Emerging Markets Equity Fund
(Class S: N/A)

Prospectus

December 30, 2011

This prospectus offers Class S shares in the series (a “Fund”) of the Mercer Funds (formerly, the MGI Funds) (the “Trust”). This prospectus contains information about the Class S Shares of the Fund that you should read carefully before you invest.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

i

Summary of the Fund

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1] (including custodial, legal, audit, transfer agent and sub-transfer agent payments, Trustees’ fees and expenses, and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor)	0.55%
Acquired Fund Fees and Expenses	None
Total Annual Fund Operating Expenses	1.60%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.60%

[1]	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus.

Example

The example below is intended to help you compare the costs of investing in the Class S Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years

$163	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs,

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which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of operating history. Once the Fund has operating history for at least one calendar year, the portfolio turnover rate will be included in this fund summary.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. Other derivative instruments may be used to equitize cash held in the portfolio.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

2

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include:

Crowding/Convergence Risk. To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States.

3

Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Involuntary Disclosure Risk. The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Model and Data Risk. Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss.

For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

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No Operating History. The Fund has not operated for a full fiscal year and as such has no prior operating history by which an investor can evaluate performance.

Obsolescence Risk. The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

Programming and Modeling Error Risk. Because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The Fund has not commenced operations as of the date of this prospectus and the Fund does not yet have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in this fund summary.

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Fund Management

Investment Advisor:
Mercer Investment Management, Inc. (formerly, Mercer Global Investments, Inc.) (the “Advisor”)

Subadvisors and Portfolio Managers:

AQR Capital Management, LLC (“AQR”)

•	Jacques Friedman, BS & MS Applied Mathematics, Principal, joined AQR in 1998.

•	Oktay Kurbanov, BS Physics & Mathematics, MBA, Principal, joined AQR in 1998.

•	Lars Nielsen, B.Sc. & M.Sc. Economics, Principal, joined AQR in 2000.

Kleinwort Benson Investors International Ltd. (“KBI”)

•	Gareth Maher, B.Comm, M.Econ. Sc., Head of Portfolio Management – Dividend Plus, joined KBI in 2000.

•	David Hogarty, BA Econ. & Politics, I.M.C., Head of Strategy Development – Dividend Plus, joined KBI in 1994.

•	Ian Madden BBS in Finance & Accounting, IMC, Portfolio Manager – Dividend Plus, joined KBI in November 2000.

•	James Collery, BA, IMC, Portfolio Manager – Dividend Plus, joined KBI in January 2001.

Vontobel Asset Management, Inc. (“Vontobel”)

•	Rajiv Jain, Managing Director and Portfolio Manager – International and Emerging Markets Equities, joined in 1994.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” below.

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Important Additional Information

Purchase and Sale of Fund Shares

Class S shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Fund (Class Y-1, Class Y-2, or Class Y-3 shares). There is no minimum for subsequent investments.

You may purchase or redeem Class S shares of the Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Class S shares through your financial advisor or directly by contacting BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), located at PO Box 9811, Providence, Rhode Island 02940-8011. If you are a participant in a defined contribution plan, Class S shares also may be purchased through your retirement plan administrator or recordkeeper.

All classes of the Fund may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Details about the Funds

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with the Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of the Fund. Therefore, the Advisor manages the Fund using a “manager of managers” approach by selecting one or more subadvisors to manage the Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest. However, the Advisor will maintain a portion of the Fund’s assets in cash to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to each subadvisor.

Securities are selected for the Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. The Fund generally relies on the professional judgment of its subadvisors to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of the Fund’s investment portfolio. A description of the Fund’s current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objective and Principal Investment Strategies

The Fund seeks to achieve its own distinct investment objective, as described below. The Fund’s investment objective may be changed by the Board of Trustees of the Trust without shareholder approval (although the Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that the Fund will achieve its investment objective.

Foreign Equity Fund:

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European, and Global Depositary Receipts (“Depositary Receipts”). The Fund invests in large, medium and small capitalization companies. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-

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selection and country allocation decisions independently of the underlying currency. Other derivative instruments may be used to equitize cash held in the portfolio.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisors may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be considered small and/or micro-cap.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions within the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadvisor, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio

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managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AQR Capital Management, LLC (“AQR”)

AQR, a Delaware limited liability company formed in 1998, is a discretionary asset management firm specializing in quantitative investment analysis. AQR’s address is Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830. As of May 31, 2011, AQR and its affiliates had approximately $41 billion in assets under management.

Messrs. Jacques Friedman, Oktay Kurbanov, and Lars Nielsen are primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio. Mr. Friedman has been with AQR since its inception in 1998. Mr. Friedman earned a B.S. in Applied Mathematics from Brown University and an M.S. in Applied Mathematics from the University of Washington. Mr. Kurbanov has been with AQR since its inception in 1998. Mr. Kurbanov earned a BS in Physics and Mathematics from the University of Michigan and an MBA degree with a concentration in finance and statistics from the Stern School of Business at New York University. Mr. Nielsen has been with AQR since 2000. Mr. Nielsen earned a B.Sc. and a M.Sc. in Economics from the University of Copenhagen, Denmark, and was a visiting graduate student in the economics department at Cornell University.

Securities Selection

AQR’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the MSCI Emerging Markets Index, using AQR’s proprietary quantitative return forecasting models and systematic risk-control methods. AQR’s investable universe is based on the securities, countries and currencies represented in the MSCI Emerging Markets Index, or securities that will be admitted to the index within 180 days of purchase. AQR may, from time to time, augment that universe with additional securities, countries or currencies that are deemed to have similar characteristics as those included in the MSCI Emerging Markets Index. The criteria used by AQR to make this determination include, but are not limited to, the following: gross domestic product per capita, OECD membership, currency regime, restrictions on investment, political risk, market liquidity, and other similar considerations.

From this investment universe, AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.

A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models – or systematic processes – to generate an investment opinion. AQR’s models consider a wide range of indicators – from traditional valuation measures, momentum indicators, and price signals, and terms of trade information. These diverse sets of inputs, combined with AQR’s proprietary signal construction methodology, optimization process, and trading technology, are important elements in AQR’s investment process. AQR’s signals are motivated by fundamental economic insights and AQR

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believes a systematic implementation of those ideas leads to a better long-term investment process.

AQR uses a set of value, momentum, carry and other economic factors to generate an investment portfolio based on AQR’s global asset allocation models and security selection procedures. AQR believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.

•	Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries.

•	Momentum strategies favor securities with strong short-term performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.

•	In addition to these two main investment signals, AQR may use a number of additional quantitative signals based on AQR’s proprietary research. Examples of such signals are evaluating the robustness of financial statements or the soundness of balance sheets for individual companies, or evaluating the economic health of trade partners for making investment decisions for aggregate equity markets or currencies.

AQR views the selection of individual securities, countries and currencies as three independent decisions. AQR may utilize Depositary Receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments to implement its investment program. These instruments allow AQR to separate security, country, and currency investment decisions, and more efficiently manage their corresponding risks. AQR intends to use some or all of these instruments at all times in order to implement its investment strategy. Additionally, AQR may, from time to time, take short positions in index or currency futures to express a negative view with respect to a particular equity market or currency.

AQR uses stock index futures and various types of swaps to implement the country selection component of its investment strategy. There are two primary advantages to using futures and swaps for country allocation. First, these instruments are significantly cheaper to trade than individual stocks and therefore allow for more agile country selection strategies. Second, these instruments permit AQR to implement country and stock-selection decisions independently. For example, in order to express a negative view on an equity market without utilizing futures, AQR would be required to sell securities of issuers domiciled in that country. Selling securities to express negative views on equity markets may limit the benefit of stock selection to the portfolio, by reducing the impact of AQR’s ability to differentiate between individual stocks. Utilizing futures, AQR is able to express a negative view on a country without limiting the benefits of AQR’s stock selection to the portfolio. Similarly, AQR may purchase equity index futures or swaps to express a positive view about a specific equity market. Trading individual securities to express that same opinion is economically inefficient, and requires AQR to sell securities in other equity markets.

Currency forwards permit AQR to make stock-selection and country allocation decisions independent of AQR’s views on the underlying currency. In other words, AQR utilizes these instruments to manage currency risk separate from stock-selection and country allocation risk. Effectively, currency forwards allow AQR to actively manage, and account for, the impact of

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currency markets on an emerging markets strategy. For example, AQR may express a negative view on a specific currency by selling currency forwards on that currency; similarly, AQR may express a positive view on a currency by purchasing that currency in the forward market. Expressing currency views via forward contracts enhances the flexibility of the investment process. AQR may express views on currencies without trading individual securities. Moreover, AQR may express opposing views on the equity market in a specific country, in relation to the currency of that country through the use of equity index futures and swaps (neither of which are exposed to currency risk).

Derivative instruments are also used to equitize cash held in the portfolio. Generally, AQR will invest 80% to 90% of its allocated portion of the Fund’s assets in equities. In order to gain full market exposure (100% invested), AQR will invest in derivative instruments (equity index futures and/or swaps and currency forwards) on the balance of such assets. This technique, known as cash equitization, allows AQR to hold some cash in order to increase the flexibility of its investment decisions. The net economic exposure of AQR’s allocated portion of the Fund’s portfolio to the equity markets (i.e. the total value of equity positions plus the net notional value of equity and currency derivatives) will generally equal at least 99% of the net assets of AQR’s allocated portion of the Fund’s assets.

AQR also uses derivative instruments to enter into both “long” and “short” positions in country exposures and currencies. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short positions in any currency generally will not exceed -15% of the net assets of AQR’s allocated portion of the Fund’s portfolio. For example, if 5% of the net assets are invested in Indian stocks held long, generally the collective short positions in Indian rupees would be 20% or less of the net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency positions.

Short positions in the equity of issuers in a particular country generally will not exceed -10% of the net assets of AQR’s allocated portion of the Fund’s portfolio. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing short exposure to issuers in that country must be greater than -10% of the net assets. For example, if 5% of the net assets are invested in Brazilian equities, generally the largest short position in Brazilian equity futures would be 15% of the net assets.

AQR believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move for or against you). AQR considers transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the investment program will remain attractive after transaction costs are reflected.

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Kleinwort Benson Investors International Ltd. (“KBI”)

Kleinwort Benson Investors International Ltd, with offices at One Rockefeller Plaza, 33rd Floor, New York is an institutional asset manager that is headquartered in Dublin. It is a wholly owned subsidiary of Kleinwort Benson Investors Dublin Ltd., which was formed in 1980; as such, the firm has been managing assets for institutional clients for over 30 years. The firm became a member of the Kleinwort Benson Group in October 2010.

Messrs. Gareth Maher, David Hogarty, Ian Madden, and James Collery are primarily responsible for the day-to-day management of KBI’s allocated portion of the Fund. Mr. Maher joined KBI as Senior Portfolio Manager in 2000. Mr. Maher graduated from University College Dublin (UCD) with a first class honors Commerce degree in 1986 followed by a first class honors Masters of Economic Science (UCD) in 1987. Mr. Maher joined the Dividend Plus team in January 2009, having managed U.S., Irish and Far Eastern equities between 2000 and 2009. Mr. Hogarty joined the firm in 1994. Mr. Hogarty graduated from University College Dublin with a B.A. in Economics and Politics in 1989 and holds the Investment Management Certificate. Mr. Madden joined the firm in November 2000 as a Portfolio Assistant. Mr. Madden graduated from Trinity College, Dublin in 2000 with a Bachelor of Business Studies specializing in Finance & Accounting and holds the Investment Management Certificate. Mr. Madden joined the Dividend Plus Team in 2004. Mr. Collery joined the firm in January 2001 as a Performance & Risk Analyst. Mr. Collery graduated from Trinity College, Dublin in 1999 with a BA Honors degree in Science. He joined the Dividend Plus team in 2007.

Securities Selection

KBI believes that there is a source of alpha in high dividend companies that is broadly ignored by most investors. As such, KBI intends to invest in companies that pay above average dividends relative to their regional sub sector average. KBI’s process is systematic and rules based. KBI believes that while the whole is greater than the sum of the parts, their decision making process is best described in three steps.

First, KBI’s process creates a diversified high dividend universe. KBI calculates a bespoke yield hurdle for each of the regional industry sub-sectors in the MSCI Emerging Market’s Index. Every stock that exceeds this hurdle is selected for its universe and has the potential to be part of KBI’s allocated portion of the Fund’s portfolio. This creates an opportunity set of stocks with above average dividend yields relative to their regional industry peers.

Next, KBI looks for stocks with payout sustainability, consistency and growth. Depending on the prevailing investment environment, the investment team decides on which factors are the most relevant to capture this. Normally it is a combination of free cash flow and dividend cover measures as well as dividend growth and payout measures. The objective is to find companies with the financial strength to maintain and/or grow their payout commitments.

Finally, the remaining stocks are reviewed by the portfolio management team in the context of KBI’s overall portfolio objectives and are then put through a proprietary Barra based optimization process to produce the final portfolio of stocks which will be held. KBI normally limit the amount of holdings in its portfolio to approximately 130 stocks.

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Vontobel Asset Management, Inc. (“Vontobel”)

Vontobel Asset Management, Inc. (“Vontobel”) serves as an investment subadvisor to the Fund. Vontobel has discretionary trading authority over a portion of the Fund’s assets, subject to continuing oversight and supervision by the Advisor. and the Fund’s Board of Trustees. Vontobel is located at 1540 Broadway, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of June 30, 2011, Vontobel managed approximately $14 billion in assets.

Mr. Rajiv Jain is primarily responsible for the day-to-day management of Vontobel’s allocated portion of the Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international and emerging markets equity portfolios.

Securities Selection

In keeping with the Fund’s investment objective and strategy, Vontobel believes that the best way to achieve capital appreciation and outperform the market over time is by investing, at attractive prices, in well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects; and in most cases, generate free cash flow. Vontobel believes that growth must be value enhancing for investors, meaning that long-term returns on invested capital exceeds its cost. Growth is therefore always a component in Vontobel’s calculation of value. Lastly, Vontobel believes that price and value ultimately will converge.

Vontobel employs a bottom-up stock and business analyses, to identify high-quality companies. Typically, these companies tend to be well-managed companies with the following attributes:

•	Consistent operating histories and financial performance;

•	Favorable long-term economic prospects; and

•	Competent management that can be counted on to use cash flow wisely and channel the reward from the business to its shareholders

Risks of the Fund

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of the Fund, the value of the Fund’s investments, and

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your investment in the Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in the Fund.

Fund Name	Principal Risks	Non-Principal Risks
Mercer Emerging Markets Equity Fund
•   Crowding/Convergence Risk

•   Currency Exchange Rate Risk

•   Derivatives Risk

•   Emerging Markets Investments Risk

•   Foreign Investments Risk

•   Frontier Markets Investment Risk

•   Involuntary Disclosure Risk

•   Issuer Risk

•   Liquidity Risk

•   Management Techniques Risk

•   Market Risk

•   Model and Data Risk

•   No Operating History

•   Obsolescence Risk

•   Political and Economic Risk

•   Portfolio Turnover Risk

•   Programming and Modeling Error Risk

•   Small and Medium Capitalization Stock Risk
• Convertible Securities Risk • Counterparty Risk • Securities Lending Risk • Short Selling Risk

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Crowding/Convergence Risk	To the extent that a quantitative-focused subadvisor is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense. In addition, to the extent that a subadvisor’s models come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, as such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) that may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such debt securities are convertible or exchangeable. As a general rule, convertible securities entail less risk than an issuer’s common stock, although convertible securities usually have less potential for appreciation in value than common stock.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Derivatives Risk	The Funds may engage in a variety of transactions involving derivatives, such as options, futures, swap agreements, and mortgage- and asset-backed securities.

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Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Funds will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Certain derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Emerging Markets Investments Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally,

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securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable.

Frontier Markets Investments Risk	Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Involuntary Disclosure Risk	The models and proprietary research of a quantitative subadvisor are largely protected by the subadvisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadvisor’s models and data, and thereby impair the relative or absolute performance of the Fund.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or

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could default on its issued debt or have its credit rating downgraded.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The risk that movements in financial markets will adversely affect the prices of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Model and Data Risk	Quantitative models (both proprietary models developed by a quantitative-focused subadvisor, and those supplied by third parties) and information and data supplied by third parties can be used to construct sets of transactions and investments, to value investments or potential investments (whether for trading purposes, or for the purpose of determining the net asset value of the Fund), to provide risk management insights, and to assist in hedging the Fund’s investments.

When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on models and data, a quantitative-focused subadvisor may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful. Furthermore, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect.

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Some of the models used by quantitative-focused subadvisors are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

No Operating History	A newly organized Fund that has not operated for a full fiscal year has no prior operating history by which an investor can evaluate performance.

Obsolescence Risk	The Fund is unlikely to be successful unless the assumptions made by quantitative-focused subadvisors in their underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadvisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result.

Quantitative-focused subadvisors will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There

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can be no assurance as to the effects (positive or negative) of any modification on the Fund’s performance.

Political and Economic Risk	The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio Turnover Risk	Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs (which could reduce investment returns), and capital gains.

Programming and Modeling Error Risk	The research and modeling process engaged in by a quantitative-focused subadvisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although quantitative-focused subadvisors seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and likely would not constitute a trade error under a quantitative-focused subadvisor’s policies.

Securities Lending Risk	The Funds are subject to risks associated with lending its portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of its securities.

Short Selling Risk	The Fund may from time to time sell securities short. In the event that a subadvisor anticipates that the price of a security will decline, the Fund may sell the security or derivative instrument short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which

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the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Cash and Short-Term Investments

Although the Fund generally expects to be fully invested in accordance with its investment strategies described in this prospectus, the Advisor will maintain a portion of the Fund’s assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to the subadvisors. The cash buffer maintained by the Advisor for the Fund, together with any uninvested cash held by the Fund’s subadvisors, is not expected to exceed 5% of the Fund’s total assets. The cash buffer maintained by the Advisor will be invested in overnight time deposits and similar instruments, pending its allocation to the Fund’s subadvisors.

The Fund also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Fund’s investment objective and policies. The types of

22

short-term instruments in which the Fund may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

The Fund also may invest in futures contracts and pools of futures contracts that are intended to provide the Fund with exposure to certain markets or asset classes. From time to time, the Fund also may hold short-term instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator Exemption. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures with respect to the disclosure of its portfolio securities. A description of these policies and procedures is available in the Statement of Additional Information (“SAI”).

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting, Inc. (“Mercer IC”), an investment consultant with more than 37 years’ experience reviewing, rating, and recommending investment managers for institutional clients.

The Advisor has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Fund’s assets; (iii) when appropriate, allocates and reallocates the Fund’s assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objective, policies, and restrictions of the Fund; and (v) implements procedures to ensure that the subadvisors comply with the Fund’s investment objective, policies, and restrictions.

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When identifying possible subadvisors, the Advisor typically (but not always) begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s portfolio management team reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s portfolio management team then conducts off-site and on-site due diligence visits to meet the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s portfolio management team, after which the final selection of the subadvisor is made.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s portfolio management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios that are advised by appropriately constructed combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Thomas Murphy, Christopher A. Ray, CFA, Ian Dillon, Manny Weiss, and Wilson Berglund are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Murphy, the President and Chief Investment Officer of the Advisor, has been involved in the investment industry since 1992. From 2006 to 2011, Mr. Murphy was the business leader for Mercer Investment Management – EMEA. Mr. Murphy leads the portfolio management team and co-chairs the Investment Committee, which develops the philosophy and establishes investment policies for the business. Mr. Ray, Head of Investments (US) of the Advisor, has been involved in the investment industry since 1988. He previously served as a senior vice president, consultant relations manager, and fixed income portfolio manager with a diversified mutual fund company. Mr. Dillon is a Principal with Mercer Global Investments Canada since 2006. Prior to that, Mr. Dillon held various investment positions with a diversified mutual fund company from 1996 to 2006, including serving as Chief Investment Strategist from 2004 to 2006. Mr. Weiss has been a Portfolio Manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007, and was an investment professional with Putnam Investments from 1987 to 2005. Mr. Berglund has been a Portfolio Manager with

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the Advisor since January 2009. Prior to that, Mr. Berglund held various positions with Putnam Investments from 2000 to 2009.

The Fund pays the Advisor fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The following represents the total advisory fees payable by the Fund:

Investment Advisory Fee*
Fund	On All Assets

Mercer Emerging Markets Equity Fund	0.80%

*	Consists of the total advisory fee payable by the Fund to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Trust, with respect to the Fund, and Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund’s expenses (not including brokerage fees and expenses, interest, and extraordinary expenses) otherwise would exceed 1.60% for the Class S shares of the Fund. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2013, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Fund. The current subadvisors to the Fund are identified under “Investment Objective and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement will be available in the Fund’s annual report to shareholders for the period ending March 31, 2012.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission (“SEC”) that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for the Fund, and the Advisor supervises the provision of portfolio management services to the Fund by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the Fund will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the

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Fund from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts, is the administrator of the Fund. The Fund pays the Administrator at an annual rate of the Fund’s average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Fund’s NAV, and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class S shares of the Fund, for which the Advisor receives a fee of 0.15% of the average daily net assets of the Class S shares of the Fund. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Fund or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price at which purchases and redemptions of the Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is placed. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign

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investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Fund may rely on third-party pricing vendors to monitor for events materially affecting the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Fund’s foreign investments, the third-party pricing vendors will provide revised values to the Fund.

If market quotations are not readily available for the Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Fund’s foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Class S Shares

This prospectus offers you Class S shares of the Fund. Class S shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Fund (Class Y-1, Class Y-2, or Class Y-3 shares). Class S shares do not assess an initial or contingent deferred sales charge. As discussed below, Class S shares are subject to a 12b-1 fee of 0.25%. In the case of Class S shares, shareholder servicing is performed by the Advisor or its affiliates, and the Class S shares pay an internal administrative fee for these services. The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper, or your financial advisor, to confirm that Class S shares are most appropriate for you.

Marketing and Shareholder Services (12b-1) Plan

The Fund has adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class S shares of the Fund. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of the Fund’s Class S shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Fund’s assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For

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investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class S shares of the Fund.

Purchasing Class S Shares

The Fund sells its Class S shares at the offering price, which is the NAV. Class S shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Class S shares may be purchased through your financial advisor or directly by contacting BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), located at PO Box 9811, Providence, Rhode Island 02940-8011. If you are a defined contribution retirement plan, Class S shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase Class S shares directly from the Fund, you may complete an order form and write a check for the amount of Class S shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.

The Fund may periodically close to new purchases of shares. The Fund may refuse any order to buy shares if the Fund and the Advisor determine that doing so would be in the best interests of the Fund and its shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Fund or their agents may share identifying information with third parties for the purpose of verification. If the Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class S Shares

You can sell your Class S shares back to the Fund on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Fund, depending upon through whom and how you own your Class S shares. Payment for redemption

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may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your financial advisor must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor will be responsible for furnishing all necessary documents to the Transfer Agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Fund

The Transfer Agent must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange in order to receive that day’s NAV.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to the Transfer Agent.

By telephone. You may use the Transfer Agent’s telephone redemption privilege to redeem Class S shares valued at less than $100,000 unless you have notified the Transfer Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, the Transfer Agent will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

Additional Requirements

In certain situations, for example, if you sell Class S shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. In addition, the Transfer Agent usually requires additional documents for the sale of Class S shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning the relevant signature guarantee and documentation requirements, contact the Transfer Agent.

Payments by the Fund

The Fund generally sends you payment for your Class S shares the business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Fund

The Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class S shares that you are redeeming is large enough to affect the Fund’s operations (for example, if it represents more than $250,000 or 1% of the Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Fund also reserves the right to close any account if the account value falls below the Fund’s minimum account level or if you are deemed to engage in activities that are illegal (such as late

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trading) or otherwise believed to be detrimental to the Fund (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class S Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Class S shares of the Fund for the Class S shares of another series at NAV. If you hold your Class S shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class S shares through a retirement plan, contact the plan administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S shares directly with the Fund, contact the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for amounts up to $500,000. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the Funds.

Some series may not be available in all states. All classes of each series may not be available in every state. As of the date of this prospectus, only Class Y-3 shares of the Fund are available in Montana.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Fund, the Advisor, and MGI Funds Distributors, Inc., the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Fund, the Advisor, or the Distributor has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Fund, less efficient management of the Fund’s portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Fund may be subject to the risk of one form of frequent trading called time-

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zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund’s securities trade, and the close of U.S. markets.

Because the Fund is designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Fund’s shares. The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor when the client has provided the Advisor with advance notice of a planned redemption and the Advisor retains discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Fund. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Fund may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Fund” earlier in this prospectus, the Fund reserves the right to refuse future purchases or exchanges of shares of the Fund if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Fund (such as market timing).

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Fund Distributions and Taxes

Dividends and Distributions

Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that the Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a retail shareholder of the Class S shares of the Fund, or an institutional investor other than a retirement plan, you will receive income dividends and capital gains distributions in additional Class S shares of the Fund, unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Distribution options may be changed by retail shareholders and institutional shareholders (other than retirement plans) at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains

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are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to Fund tax years beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met.

If the Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit.

Redemptions and Exchanges. When you sell your shares in the Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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Financial Highlights

The Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

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If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Fund’s annual and semi-annual reports and the SAI by contacting the Fund directly at 1-800-428-0980 or visiting the Trust’s Web site, www.mgifunds.com.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

•	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

•	Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds
Investment Company Act File No. 811-21732

Mercer Funds

(formerly known as MGI Funds)

Mercer Emerging Markets Equity Fund

Prospectus

December 30, 2011

Mercer Funds
(formerly known as MGI Funds)
STATEMENT OF ADDITIONAL INFORMATION
July 28, 2011, As Revised, December 30, 2011
Mercer Funds, formerly known as the MGI Funds, (the “Trust”) is an open-end management investment company that currently offers shares in eight separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”). Each Fund has its own investment objective. Each Fund offers interests in four classes of shares: Class S, Class Y-1, Class Y-2, and Class Y-3. The eight Funds and their respective ticker symbols are:

	Class S	Class Y-1	Class Y-2	Class Y-3
Mercer US Large Cap Growth Equity Fund	N/A	N/A	N/A	MLCGX
Mercer US Large Cap Value Equity Fund	N/A	N/A	N/A	MLVCX
Mercer US Small/Mid Cap Growth Equity Fund	N/A	N/A	N/A	MSCGX
Mercer US Small/Mid Cap Value Equity Fund	N/A	N/A	N/A	MSMVX
Mercer Non-US Core Equity Fund	N/A	N/A	N/A	MNCEX
Mercer Emerging Markets Equity Fund	N/A	N/A	N/A	MEMQX
Mercer Core Opportunistic Fixed Income Fund	N/A	N/A	N/A	MCFIX
Mercer US Short Maturity Fixed Income Fund	N/A	N/A	N/A	MUSMX
Mercer Investment Management, Inc. formerly known as Mercer Global Investments, Inc., (the “Advisor”), serves as the investment advisor of the Funds.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectuses, each dated July 28, 2011. Portions of the Funds’ Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll free at 1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares). Each Prospectus contains more complete information about the Funds. You should read it carefully before investing.

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GENERAL INFORMATION ABOUT THE TRUST
The Trust is a Delaware statutory trust organized on March 11, 2005. The Trust currently offers shares in the following eight series, representing separate portfolios of investments: Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Core Opportunistic Fixed Income Fund, and Mercer US Short Maturity Fixed Income Fund.
Each Fund is currently authorized to offer four classes of shares: Class S shares, Class Y-1 shares, Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class Y-3 shares are together, the “Class Y Shares”). As of the date of this SAI, each Fund offers investments in Class Y-3 shares only.
Each Fund is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).
General Definitions
As used throughout this SAI, the following terms shall have the meanings listed:
“1933 Act” shall mean the Securities Act of 1933, as amended.
“1940 Act” shall mean the Investment Company Act of 1940, as amended.
“Administrator” shall mean State Street Bank and Trust Company, which serves as the Funds’ administrator.
“Advisor” shall mean Mercer Investment Management, Inc., which serves as the Funds’ investment advisor.
“Board” shall mean the Board of Trustees of the Trust.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Custodian” shall mean State Street Bank and Trust Company, which serves as the Funds’ custodian.
“Distributor” shall mean MGI Funds Distributors, Inc., which serves as the Trust’s principal underwriter.
“Domestic Equity Funds” shall mean the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, and Mercer US Small/Mid Cap Value Equity Fund.
“Equity Funds” shall mean the Domestic Equity Funds and the Foreign Equity Funds.
“Foreign Equity Funds” shall mean the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

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“Fixed Income Funds” shall mean the Mercer Core Opportunistic Fixed Income Fund and Mercer US Short Maturity Fixed Income Fund.
“Funds” shall mean the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Core Opportunistic Fixed Income Fund, and Mercer US Short Maturity Fixed Income Fund.
“Moody’s” shall mean Moody’s Investors Service, Inc.
“SEC” shall mean the U.S. Securities and Exchange Commission.
“S&P” shall mean Standard & Poor’s Ratings Group.
“Subadvisor” shall mean a subadvisor to a Fund.
“Trust” shall mean the Mercer Funds, an open-end management investment company registered under the 1940 Act.
INVESTMENT STRATEGIES
In addition to the securities and financial instruments described in the Funds’ Prospectuses, the Funds are authorized to employ certain other investment strategies and to invest in certain other types of securities and financial instruments, as described below. Not every Fund will utilize all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.
All Funds
Borrowing
A Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund also may borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.
Cash and Short-Term Investments
A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies, which may be denominated in any currency.
A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated

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investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute “cash or cash equivalents” for tax diversification purposes under the Code). When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.
Loans of Portfolio Securities
A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.
The Funds may participate in a securities lending program under which the Custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral.
Repurchase Agreements
When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.
Reverse Repurchase Agreements
Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record

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ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase agreement transaction, a Fund’s Subadvisor will earmark or direct the Custodian to designate cash, U.S. government securities, equity securities, and/or investment and non-investment grade debt securities as segregated assets on the Fund’s records or the Custodian’s records in an amount equal to the Fund’s obligations under the transaction. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts, dollar rolls or other derivative transactions, a Fund’s Subadvisor will earmark or cause the Custodian to designate on the Fund’s records or the Custodian’s records cash, U.S. government securities, or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities earmarked or designated as segregated on a Fund’s records, or by the Custodian on its records, are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.
A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Swaps
A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, swap options (sometimes referred to as “swaptions”), and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swap option than the Fund will incur when it purchases a swap option. When a Fund purchases a swap option, the Fund’s risk of loss is limited to the amount of the premium the Fund has paid should it decide to let the swap option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

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The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.
Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.
Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.
If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor and/or Subadvisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

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Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
A Fund also may enter into credit default swap agreements. The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises, and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the

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Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

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Certain swap agreements currently are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible swap participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
In response to turmoil in the financial markets and other market events, federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants will be regulated as swap dealers or major swap participants, and will be subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements will be implemented primarily through rules and regulations to be adopted by the SEC and/or the CFTC. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period, it is not possible, as of the date of this SAI, to determine the impact of the Dodd-Frank Act and related regulations on the Funds. However, it is expected that swap dealers, major market participants, and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, new position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The swap market could be disrupted or limited as a result of the legislation, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. The new requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell OTC derivatives.
Futures
A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices, and foreign currencies.
A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.
When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. A Fund also may effect futures transactions through futures commission merchants that are affiliated with the Advisor, a Subadvisor, or the Fund in accordance with procedures adopted by the Board.

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A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during, a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.
While futures contracts generally provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.
A Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest, or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund’s portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.
To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts, or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that the Fund has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, the Fund may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.
Options
A Fund may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. A Fund also may purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.
A Fund may invest in options that either are listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to

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effectively hedge its securities. A Fund will only invest in such options to the extent consistent with its 15% limitation on investments in illiquid securities.
Purchasing Call Options—A Fund may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter its portfolio characteristics and modify its portfolio maturities without incurring the cost associated with transactions.
A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.
Although a Fund generally will purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.
Covered Call Writing—A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as a Subadvisor determines is appropriate in seeking to achieve the Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.
During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.
Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a

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different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.
If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option less the commission paid.
A Fund will write call options only on a covered basis. A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Custodian.
Purchasing Put Options—A Fund also may purchase put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.
A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options, at the discretion of the Subadvisors, in order to protect against declines in the market values of the underlying securities below the exercise prices less the premiums paid for the options (“protective puts”). The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.
A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates the Fund’s position by selling an option of the same series as the option previously purchased.
Writing Put Options—A Fund also may write put options on a secured basis, which means that the Custodian will maintain a Fund’s Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will

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be adjusted on a daily basis to reflect changes in the market prices of the securities covered by the put option written by the Fund. Secured put options generally will be written in circumstances where a Subadvisor wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.
Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after the Fund has been notified of the exercise of the option.
Index Options
A Fund may purchase exchange-listed call options on stock and fixed income indices, and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.
In addition, a Fund may purchase put options on stock and fixed income indices, and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in value of heavily weighted industries in the Fund’s portfolio. Put options on stock and fixed income indices also may be used to protect a Fund’s investments in the case of one or more major redemptions.
A Fund also may write (sell) put and call options on stock and fixed income indices. While the option is open, a Fund will maintain Segregated Assets with the Custodian in an amount equal to the market price of the option.
Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars times a specified multiplier (the “multiplier”). The indices on which options are traded include both U.S. and non-U.S. markets.
Special Risks of Options on Indices
A Fund’s purchase of options on indices will subject it to the risks described below.
Because the value of an index option depends upon movements in the level of the index, rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally

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or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to a Subadvisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual securities.
Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted, causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.
If a Fund holds an index option and exercises it before final determination of the closing index value for that day, the Fund runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
Warrants
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).
Rule 144A and Illiquid Securities
A Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.
The Board has instructed each Subadvisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A for a Fund: (i) the security can be sold within seven days at approximately the same amount at which the security is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period the security is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency, in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a “regular way” for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of “qualified purchasers” (as defined in the 1940 Act) to assure that the security will remain marketable throughout the period the security is expected to be held by the Fund. Though the Board delegates the day-to-day functions to the Subadvisors, the Board will continue to monitor, oversee, and periodically review the Subadvisors’ selections of Rule 144A securities, as well as the Subadvisors’ determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional

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buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Subadvisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets invested in illiquid securities.
A Fund will limit its investments in securities that the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund’s net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to policies and procedures adopted by the Board.
If a Subadvisor determines that a security purchased for a Fund in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limitation on investments in such securities, the Subadvisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets, which may include such Rule 144A securities.
Investment Company Securities
Securities of other investment companies may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.
Exchange-Traded Funds (“ETFs”)
Subject to the limitations on investment in investment company securities and a Fund’s own investment objective, each Fund may invest in ETFs that currently are operational and that may be developed in the future. ETFs generally trade on the New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.
Issuer Location
A Fund considers a number of factors to determine whether an investment is tied to a particular country, including whether: the issuer is organized under the laws of, or maintain their principal places of business in, a particular country; the investment has its principal trading market in a particular country; the investment is issued or guaranteed by the government of a particular country, any of the government’s agencies, political subdivisions, or instrumentalities, or the central bank of such country; the investment is denominated in the currency issued by a

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particular country; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a particular country or have at least 50% of their assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.
Short Sales
A Fund may from time to time sell securities short. In the event that a Subadvisor anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short.
When-Issued Securities
A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of a when-issued or forward delivery security may be more or less than the purchase price. The Trust and the Advisor do not believe that a Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Custodian will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by a Fund with respect to any when-issued or forward delivery securities shall be liquid, unencumbered, and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.
Participation Notes
A Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which generally is linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

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The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based.
These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.
Trust Preferred Securities (“TruPS”)
A Fund may invest in TruPS. TruPS are cumulative preferred stock, typically issued by banks and other financial institutions, the return of which generally is linked to the interest and/or principal payments of underlying subordinated debt, which typically has an initial maturity of at least 30 years and may be redeemed by the issuer after five years at a premium. Dividends are paid quarterly or semi-annually and may be deferred for at least five years without creating an event of default or acceleration. The Federal Reserve permits up to 25% of a bank holding company’s tier 1 capital to be in this form of security. As a result of the tax deductibility and treatment as tier 1 capital, TruPS have characteristics of both debt and equity.
Equity Funds
Equity Securities
A Fund may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities (such as warrants or rights) that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts (together, “Depositary Receipts”). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.
Depositary Receipts
A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications. The Mercer Emerging Markets Equity Fund may treat certain ADRs as emerging market investments for purposes of compliance with its investment strategy and policies.
Convertible Securities
Each Equity Fund, as well as the Mercer Core Opportunistic Fixed Income Fund, may invest in convertible securities that generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claim on assets and earnings are subordinated to the claims of all creditors, but are senior to the claims of common shareholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations generally are rated below other obligations of the

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company, and many convertible securities either are rated below investment grade or are not rated. See “Lower Rated Debt Securities” in this SAI.
Real Estate Investment Trusts
Real estate investment trusts (“REITs”) pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing, and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.
A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain its exemption from registration under the 1940 Act.
Private Equity Investments in Public Equity
The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

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Fixed Income Funds
U.S. Government Obligations
A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrmentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of Ginnie Mae, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.
While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and instrumentalities of the U.S. government have historically been supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. Instrumentalities of the U.S. government include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Fannie Mae, and Freddie Mac. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two instrumentalities through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government would provide continued support to instrumentalities, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.
Municipal Bonds
Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.
General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

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Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.
Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds generally are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments, may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.
To the extent that the Core Opportunistic Fixed Income Fund invests in California municipal securities, it will be more vulnerable to events adversely affecting the state of California, including economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. Since 2008, the state’s economy and fiscal condition have deteriorated significantly, resulting in large budget deficits. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the state’s ability to raise revenues, particularly with respect to real property taxes. California’s economy also may be affected by natural disasters, such as earthquakes or fires.
Eurodollar Securities
A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.
Lower Rated Debt Securities (Mercer Core Opportunistic Fixed Income Fund only)
Fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or determined to be of equivalent credit quality by a Subadvisor, are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities (“lower rated debt securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated debt securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events. Also, lower rated debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. Certain convertible securities also may be rated below investment grade. The risks posed by securities issued under such circumstances are substantial.

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In the past, the high yields from lower rated debt securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated debt securities in the future. Issuers of these securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is significantly greater for the holders of lower rated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.
The value of lower rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated debt securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in the secondary market for lower rated debt securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated debt securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated debt securities’ prices may become more volatile and the Fund’s ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.
Lower rated debt securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.
Besides credit and liquidity concerns, prices for lower rated debt securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings, such as takeovers or mergers. Such legislation could significantly depress the prices of outstanding lower rated debt securities. A description of various corporate debt ratings appears in Appendix A to this SAI.
Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation, and currency risk.

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Inflation Protected Securities
Inflation protected securities are debt securities whose principal and/or interest payments are periodically adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease. The U.S. Treasury guarantees repayment of the original TIPS principal upon maturity, as adjusted for inflation. However, the current market value of TIPS is not guaranteed, and will fluctuate. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.
Other issuers of inflation protected debt securities include other U.S. government agencies or instrumentalities, corporations, and foreign governments, which may or may not guarantee the repayment of the originally issued principal amount. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities. While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in an inflation protected security may not be protected to the extent that the increase is not reflected in the security’s inflation measure.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Pay-In-Kind Bonds
A Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

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Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized Mortgage Obligations (“CMOs”)
A Fund also may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. A Fund also may invest in debt securities that are secured with collateral consisting of mortgage-backed securities, such as CMOs, and in other types of mortgage-related securities.
The principal issuers of mortgage-related securities are Ginnie Mae, Fannie Mae, and Freddie Mac. The type of government guarantees, if any, supporting mortgage-related securities depends on the issuers of the securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, are supported by the issuer’s right to borrow from the U.S. Treasury, while others, such as those issued by Fannie Mae, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.
Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.
Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the

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“accrued market discount.” Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to their face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received. Such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, a Subadvisor determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.
A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.
CMOs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs using the “catch-up” method, with an aggregate prepayment assumption.
Dollar Rolls
A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and

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maturity as those sold, but will be supported by different pools of mortgages. A Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Fund also could be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe a Fund’s obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to their respective borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.
To-Be-Announced Securities
A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate, and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Fund.
Other Mortgage-Backed Securities
The Advisor and the Subadvisors expect that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor and the Subadvisors will, consistent with each Fund’s investment objective, policies, and quality standards, consider the appropriateness of making investments in such new types of mortgage-related securities.
Asset-Backed Securities
A Fund may invest a portion of its assets in debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases).
The credit quality of asset-backed securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax

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purposes, a Fund will be required to accrue income on pay-through asset-backed securities using the “catch-up” method, with an aggregate prepayment assumption.
The credit quality of asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets that, in turn, may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”
Due to the shorter maturity of the collateral backing asset-backed securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.
The Mercer Core Opportunistic Fixed Income Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other similarly structured securities. CDOs and CBOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of below investment grade fixed income securities. CDOs may charge management fees and administrative expenses. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (i.e., credit risk and interest rate risk), CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the securities may produce unexpected investment results.

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Equipment Trust Certificates
A Fund may invest in equipment trust certificates. The proceeds of such certificates are used to purchase equipment, such as railroad cars, airplanes, or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline, or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.
Zero Coupon and Delayed Interest Securities
A Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The market prices of zero coupon and delayed interest securities generally are more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.
Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as the zero coupon convertible securities usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.
Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.
The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities

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recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.
Structured Products
Structured products generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying securities. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.
Other types of structured products may include baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments.
Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by

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the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.
Foreign Securities (Applicable to Funds other than the Mercer US Short Maturity Fixed Income Fund, as described in the Prospectuses)
Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds’ Prospectuses, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.
Emerging Markets Investments (Applicable to Funds other than the Mercer US Short Maturity Fixed Income Fund, as described in the Prospectuses)
A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Momentum Style Risk
Investing in securities with positive Momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the Momentum style is out of favor, and during which the investment performance of a Fund using a Momentum strategy may suffer.
Forward Foreign Currency Contracts
The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.
Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.
The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the contract’s full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed by the Fund.
Non-Deliverable Forwards
The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the

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settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political, and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
Options on Foreign Currencies
The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage their exposure to changes in currency exchange rates. The Funds also may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the U.S. dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.
Conversely, where a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the U.S. dollar price of such securities, the Fund may purchase call options on such currency.
The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move

29

in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.
The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of the Fund’s portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.
The Funds also may engage in options transactions for non-hedging purposes. A Fund may use options transactions to gain exposure to a currency when a Subadvisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.
The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund’s Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund’s Custodian.
With respect to writing put options, at the time the put is written, the Fund’s Custodian will maintain Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The Segregated Assets will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

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Other Investments (Applicable to All Funds)
The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.
INVESTMENT RESTRICTIONS
The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:
(i)	Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

(ii)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(iii)	Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices, or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, to the extent such issuance would violate applicable law;

(v)	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(vi)	Borrow money to the extent such borrowing would violate applicable law;

31

(vii)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies, or securities of other investment companies); and

(viii)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
MANAGEMENT OF THE TRUST
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.
The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. The address of each executive officer of the Trust, other than Mr. Nuzum is 99 High Street, Boston, Massachusetts 02110. The address of Messrs. Nuzum and Goldenberg is 1166 Avenue of the Americas, New York, New York 10036.
Independent Trustees

		Term of		Number of
		Office(1)		Portfolios	Other
		and		in Fund	Directorships
	Position(s)	Length of	Principal	Complex*	Held by Trustee
Name, Address	Held with	Time	Occupation(s) During	Overseen	During Past
and Age	Trust	Served	Past 5 Years	by Trustee	5 Years
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (68)	Trustee	Since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of BG Medicine, Inc. and a Trustee of BofA Funds Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606 (53)	Chairperson and Trustee	Chairperson since 2010; Trustee since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	7	Ms. Cepeda is a director or trustee of: The UBS Funds (19 portfolios); UBS Relationship Funds (25 portfolios); Fort Dearborn Income Securities, Inc. (1 portfolio); SMA Relationship Trust (5 portfolios); Consulting Group Capital Markets Funds (11 portfolios); and Amalgamated

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		Term of		Number of
		Office(1)		Portfolios	Other
		and		in Fund	Directorships
	Position(s)	Length of	Principal	Complex*	Held by Trustee
Name, Address	Held with	Time	Occupation(s) During	Overseen	During Past
and Age	Trust	Served	Past 5 Years	by Trustee	5 Years
Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (62)	Trustee	Since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	7	None
Interested Trustee

		Term of		Number of
		Office(1)		Portfolios	Other
		and		in Fund	Directorships
	Position(s)	Length of	Principal	Complex*	Held by Trustee
Name, Address	Held with	Time	Occupation(s) During	Overseen	During Past
and Age	Trust	Served	Past 5 Years	by Trustee	5 Years
Richard L. Nuzum** (43)	Trustee, President, and Chief Executive Officer	Since 2010	Mr.Nuzum is President and Global Business Leader of Mercer’s Investment Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	7	Mr. Nuzum is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc. Mr. Nuzum served as a director of Mercer Investment Consulting, Inc. from 2005 to 2008.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Nuzum is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

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Officers
The executive officers of the Trust not named above are:

Term of
Office+
	Position(s) Held	and Length of Time
Name and Age	with the Trust	Served	Principal Occupation(s) During Past 5 Years
Tom Murphy (40)	Vice President and Chief Investment Officer	Since 2011	Mr. Murphy is President and Chief Investment Officer of Mercer Investment Management, Inc. since 2011. Previously, Mr. Murphy was a Business Leader for Mercer Investment Management in EMEA since 2006.

Richard S. Joseph (46)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (42)	Vice President, Chief Legal Officer, and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Investment Counsel for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. Prior to this, Mr. Zoltowski was Senior Counsel and Vice President for State Street Global Advisors (2006-2008).

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Term of
Office+
	Position(s) Held	and Length of Time
Name and Age	with the Trust	Served	Principal Occupation(s) During Past 5 Years
Colin Dean (34)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel - Investments for Mercer Investment Management, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP (2007-2010) and Associate Counsel at Affiliated Managers Group, Inc. (2005-2007).

Christopher A. Ray (48)	Vice President	Since 2006	Mr. Ray is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2005. From 1986 to 2005, Mr. Ray held several positions with Putnam Investments, including senior vice president, consultant relations manager, and fixed income portfolio manager.

Ian Dillon (45)	Vice President	Since 2008	Mr. Dillon is a Portfolio Manager and Principal of Mercer Global Investments, Canada Limited since 2006. From 2004 to 2006, Mr. Dillon was Chief Investment Strategist of Altamira Financial Services, Ltd.

Manny Weiss (62)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manger and Principal of Mercer Investment Management, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

Wil Berglund (39)	Vice President	Since 2010	Mr. Berglund is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2000 to 2008, Mr. Berglund held several positions with Putnam Investments including fixed income portfolio manager.

Mark Gilbert (39)	Vice President and Chief Compliance Officer	Since 2011	Mr. Gilbert is Chief Compliance Officer – Investment of Mercer Investment Management, Inc. since 2011. He previously held the position of Americas Compliance Leader – Investment since 2007. Prior to 2007, Mr. Gilbert was Chief Compliance Officer of AmSouth Investment Management Company LLC.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
Board Leadership Structure
The Board is responsible for supervising the management of the Trust. The Board currently consists of four Trustees, three of whom are not “interested persons” of the Trust or the Advisor, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not affiliated with the Advisor, is appropriate, in light of the

35

services that the Advisor provides to the Trust and potential conflicts of interest that could arise from these relationships.
Qualifications of Trustees
In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI, that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Trust’s and the Advisor’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Harrison M. Bains, Jr. Mr. Bains has experience serving on the Board of the Trust as well as on the boards of other business organizations and investment companies. Mr. Bains has no relationships that would impair his independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Mr. Bains has substantial senior corporate financial management experience. Mr. Bains most recently has served as Vice President and Treasurer of Bristol-Myers Squibb Co., and previously served as a Senior Vice President and Treasurer of RJR Nabisco and as a Senior Vice President of Chase Manhattan.
Adela M. Cepeda. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has no relationships that would impair her independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda is Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

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Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009, when she was nominated by the Independent Trustees, based on the recommendation of the Nominating and Corporate Governance Committee, and subsequently elected by shareholders of the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. Most recently, Ms. Schneider has worked as a consultant, introducing positive psychology principles into the domains of business and education.
Richard L. Nuzum. Mr. Nuzum was appointed to the Board in 2010 upon the recommendation of the Nominating and Corporate Governance Committee to fill a vacancy on the Board, based on his qualifications and experience. Mr. Nuzum serves as President and Global Business Leader of Mercer’s Investment Management business, which involves oversight of marketing, sales, client service, operations, investment, and new product development efforts. Mr. Nuzum served as Americas Business Leader for Mercer Investment Consulting from 2005 to 2008, and Asian Business Leader from 1997 through 2005. Mr. Nuzum also has served as country head with management responsibility for all of Mercer’s lines of business in Singapore, and a sub-regional leader across all of Mercer’s lines of business in Southeast Asia. Mr. Nuzum is a Chartered Financial Analyst and a member of the CFA Institute.
Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”
Board Committees
Mr. Bains, Ms. Cepeda, and Ms. Schneider sit on the Trust’s Audit Committee, and Mr. Bains serves as Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and the internal control over financial reporting of the Trust and certain service providers; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2011, the Audit Committee met two times.
Ms. Cepeda, Mr. Bains, and Ms. Schneider sit on the Trust’s Nominating and Corporate Governance Committee. Ms. Schneider serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees,

37

review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.
While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investment Management, Inc., 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.
In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:
•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•	whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Advisor and the Subadvisors, Trust service providers, or their affiliates;

•	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;

•	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;

•	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;

•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

•	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2011, the Nominating and Corporate Governance Committee met once.

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Board’s Role in Risk Oversight
The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Advisor, its affiliates, and the Subadvisors, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Advisor’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Advisor’s Chief Compliance Officer, and the Subadvisors’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairman maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Advisor, or its affiliates, and the Subadvisors regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.
TRUSTEES’ OWNERSHIP OF FUND SHARES
The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Trustee as of December 31, 2010:

Aggregate Dollar Range of
Equity Securities in all
Registered Investment
Companies Overseen by the
	Dollar Range of Equity	Trustee in the
Name of Trustee	Securities in the Funds	Family of Investment Companies
Independent Trustees

Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None

Interested Trustee

Richard L. Nuzum	None	None

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As of November 30, 2011, the Trustees did not own any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a Subadvisor.
TRUSTEES’ COMPENSATION
The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2011:

		Pension or Retirement	Total Compensation
	Annual Aggregate	Benefits Accrued As	From the Trust and
	Compensation	Part of Fund	Fund Complex
Name	From the Trust	Expenses	Paid to Trustees
Independent Trustees

Harrison M. Bains, Jr.	$67,500	None	$67,500
Adela M. Cepeda	$61,000	None	$61,000
Gail A. Schneider	$56,750	None	$56,750

Interested Trustee

Richard L. Nuzum	None	None	None
No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. The Trust pays each Independent Trustees an annual retainer of $32,000. In addition, the Trust pays the Chairperson of the Board $12,000 per year, the Chairperson of the Nominating and Corporate Governance Committee $5,000 per year, the Chairperson of the Audit Committee $8,000 per year, and each of member of the Audit Committee $2,500 per year. The Trust also pays each Independent Trustee $3,500 per regular in-person Board meeting attended, $2,000 per ad-hoc in-person Board meeting attended, and $1,000 per telephonic Board meeting attended. Each member of Audit Committee and the Nominating and Corporate Governance Committee additionally receives $2,000 per Committee meeting attended. The Trust also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.
As of November 30, 2011, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.
As of November 30, 2011, the persons listed in the table below owned, beneficially or of record, 5% or more of a class of equity securities of the respective Funds. The address for each of the principal holders identified below is: Attn: Jeremy France, 99 High Street, Boston, Massachusetts 02110.

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			Percentage of the
		Number of Shares	Outstanding Shares
Fund/Class of Shares	Principal Holders of Securities	Held	of the Class
Mercer US Large Cap Growth Equity Fund Class Y-3	MGI Collective Trust:	28,335,470.6	82.19%
	MGI US Large Cap Growth Equity Portfolio

Mercer US Large Cap Growth Equity Fund Class Y-3	Mercer Global Investments FBO MGI Canada US Large Cap Growth Fund	3,988,700.86	11.57%

Mercer US Large Cap Value Equity Fund Class Y-3	MGI Collective Trust:	42,225,362.94	82.15%
	MGI US Large Cap Value Equity Portfolio

Mercer US Large Cap Value Equity Fund Class Y-3	Mercer Global Investments — FBO MGI Canada US Large Cap Value Fund	5,989,170.93	11.65%

Mercer US Small/Mid Cap Growth Equity Fund Class Y-3	MGI Collective Trust:	23,561,200.12	91.62%
	MGI US Small/Mid Cap Growth Equity Portfolio

Mercer US Small/Mid Cap Value Equity Fund Class Y-3	MGI Collective Trust:	24,209,928.58	90.48%
	MGI US Small/Mid Cap Value Equity Portfolio

Mercer Core Opportunistic Fixed Income Fund Class Y-3	MGI Collective Trust:	80,037,556.32	84.27%
	MGI Core Opportunistic Fixed Income Portfolio

Mercer Non-US Core Equity Fund Class Y-3	MGI Collective Trust:	156,363,323.41	90.84%
	MGI Non-US Core Equity Portfolio(1)

Mercer Emerging Markets Equity Fund	N/A	N/A	N/A

Mercer US Short Maturity Fixed Income Fund Class Y-3	The St. Joe Pension Plan	2,515,798.64	54.74%

Mercer US Short Maturity Fixed Income Fund Class Y-3	Southern Ohio Medical Center	2,067,975.38	44.99%
	Funded Depreciation

(1)	MGI Collective Trust: MGI Non-US Core Equity Portfolio owned shares representing 35.66% of the outstanding beneficial interest of the Trust and, therefore, may be presumed to control the Trust.

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS
Investment Advisor
Mercer Investment Management, Inc. a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., a global professional services firm, organized as a Delaware corporation. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.
The Advisor provides investment advisory services to each Fund pursuant to the Investment Management Agreement, dated July 1, 2005, between the Trust and the Advisor (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds. In so

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doing, the Advisor may hire one or more Subadvisors for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Advisor continuously reviews, supervises, and (where appropriate) administers the investment programs of the Funds. The Advisor furnishes periodic reports to the Board regarding the investment programs and performance of the Funds.
The Advisor is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Funds; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and state and federal registration fees.
Pursuant to the Management Agreement, each Fund pays the Advisor a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. The table below provides the total advisory fee payable by each Fund:

	Investment Advisory Fee*
	Assets up to	Assets in excess of
Funds	$750 million	$750 million
Mercer US Large Cap Growth Equity Fund	0.55%	0.53%
Mercer US Large Cap Value Equity Fund	0.53%	0.51%
Mercer US Small/Mid Cap Growth Equity Fund	0.90%	0.90%
Mercer US Small/Mid Cap Value Equity Fund	0.90%	0.90%
Mercer Non-US Core Equity Fund	0.75%	0.73%
Mercer Emerging Markets Equity Fund	0.80%	0.80%
Mercer Core Opportunistic Fixed Income Fund	0.35%	0.33%
Mercer US Short Maturity Fixed Income Fund	0.25%	0.23%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.
The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement (the “expense reimbursement agreement”) pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses in an amount necessary to limit each Fund’s total annual operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table below.

Funds	Class S	Class Y-1	Class Y-2	Class Y-3
Mercer US Large Cap Growth Equity Fund	1.07%	1.02%	0.72%	0.57%
Mercer US Large Cap Value Equity Fund	1.05%	1.00%	0.70%	0.55%
Mercer US Small/Mid Cap Growth Equity Fund	1.42%	1.37%	1.07%	0.92%
Mercer US Small/Mid Cap Value Equity Fund	1.42%	1.37%	1.07%	0.92%
Mercer Non-US Core Equity Fund	1.32%	1.27%	0.97%	0.82%
Mercer Emerging Markets Equity Fund	1.60%	1.55%	1.25%	0.95%
Mercer Core Opportunistic Fixed Income Fund	0.87%	0.82%	0.52%	0.37%
Mercer US Short Maturity Fixed Income Fund	0.82%	0.77%	0.47%	0.32%
Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three

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years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by each Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through July 31, 2012, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.
For the prior three fiscal years, each Fund accrued and paid to the Advisor the following investment advisory fees:
Fiscal year ended March 31, 2009

	Gross Advisory Fees	Net Advisory Fees	Fund Expenses
	Earned by the	Paid After Fee	Waived/Reimbursed
Funds	Advisor	Waiver	by the Advisor
Mercer US Large Cap Growth Equity Fund	$1,923,750	$1,637,740	$286,010
Mercer US Large Cap Value Equity Fund	$1,797,352	$1,478,648	$318,704
Mercer US Small/Mid Cap Growth Equity Fund	$1,302,225	$1,089,066	$213,159
Mercer US Small/Mid Cap Value Equity Fund	$1,235,691	$1,021,175	$214,516
Mercer Non-US Core Equity Fund	$4,079,301	$3,378,123	$701,178
Mercer Emerging Markets Equity Fund	N/A	N/A	N/A
Mercer Core Opportunistic Fixed Income Fund	$1,570,487	$1,106,308	$464,179
Mercer US Short Maturity Fixed Income Fund	$119,902	$37,586	$82,316
Fiscal year ended March 31, 2010

	Gross Advisory Fees	Net Advisory Fees	Fund Expenses
	Earned by the	Paid After Fee	Waived/Reimbursed
Funds	Advisor	Waiver	by the Advisor
Mercer US Large Cap Growth Equity Fund	$1,841,189	$1,533,625	$307,564
Mercer US Large Cap Value Equity Fund	$1,731,804	$1,438,247	$293,557
Mercer US Small/Mid Cap Growth Equity Fund	$1,616,450	$1,393,505	$222,945
Mercer US Small/Mid Cap Value Equity Fund	$1,605,099	$1,337,666	$267,433
Mercer Non-US Core Equity Fund	$6,040,062	$5,074,565	$965,497
Mercer Emerging Markets Equity Fund	N/A	N/A	N/A
Mercer Core Opportunistic Fixed Income Fund	$2,013,884	$1,451,690	$562,194
Mercer US Short Maturity Fixed Income Fund	$78,637	$(13,519)	$92,156
Fiscal year ended March 31, 2011

	Gross Advisory Fees	Net Advisory Fees	Fund Expenses
	Earned by the	Paid After Fee	Waived/Reimbursed
Funds	Advisor	Waiver	by the Advisor
Mercer US Large Cap Growth Equity Fund	$2,010,212	$1,744,935	$265,277
Mercer US Large Cap Value Equity Fund	$1,893,068	$1,607,453	$285,615
Mercer US Small/Mid Cap Growth Equity Fund	$2,236,673	$1,996,269	$240,404
Mercer US Small/Mid Cap Value Equity Fund	$2,238,026	$1,981,732	$256,294
Mercer Non-US Core Equity Fund	$9,275,288	$8,051,677	$1,223,611
Mercer Emerging Markets Equity Fund	N/A	N/A	N/A
Mercer Core Opportunistic Fixed Income Fund	$3,168,415	$2,467,863	$700,552
Mercer US Short Maturity Fixed Income Fund	$157,618	$60,053	$97,565

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Subadvisors and Portfolio Managers
The Advisor has entered into a Subadvisory Agreement with each Subadvisor. Each Subadvisor makes day-to-day investment decisions for the portion of assets of the particular Fund that are allocated to the Subadvisor.
The Advisor recommends one or more Subadvisors for each Fund to the Board based upon the Advisor’s continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Advisor does not expect to recommend frequent changes of Subadvisors.
The Subadvisors have discretion, subject to oversight by the Board and the Advisor, to purchase and sell portfolio assets, consistent with the Subadvisors’ respective Funds’ investment objectives, policies, and restrictions, and specific investment strategies developed by the Advisor.
Generally, no Subadvisor provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.
The Subadvisors also provide investment management and/or subadvisory services to other mutual funds and also may manage other pooled investment vehicles or other private investment accounts. Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions are made for a Fund.
Information about each portfolio manager’s compensation and the other accounts managed by the portfolio manager is included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio managers owned any shares in any of the Funds.
Atlanta Capital Management Company, LLC (“Atlanta Capital”), 1075 Peachtree Street, Suite 2100, Atlanta, Georgia 30309, serves as a Subadvisor to the Mercer US Large Cap Growth Equity Fund. Atlanta Capital is a majority-owned subsidiary of Eaton Vance Acquisitions, a wholly-owned subsidiary of Eaton Vance Corp. Eaton Vance Corp. is a publicly-held company. Atlanta Capital is registered as an investment adviser under the Advisers Act.
Neuberger Berman Management LLC (“Neuberger Berman”), 605 Third Avenue, New York, New York 10158 serves as a Subadvisor to the Mercer US Large Cap Growth Equity Fund. Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Holdings LLC, which is a wholly-owned subsidiary of Neuberger Berman Group LLC. The directors, officers, and/or employees of Neuberger Berman, who are deemed “control persons” of Neuberger Berman all of whom have addresses at the same address as Neuberger Berman, are Kevin Handwerker, Joseph Amato, and Robert Conti. Neuberger Berman Group is an employee-owned independent company, with minority interests owned by Lehman Brothers Holdings Inc. (“LBHI”) and

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certain affiliates of LBHI. Neuberger Berman is registered as an investment adviser under the Advisers Act.
Sands Capital Management, LLC (“Sands Capital”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, serves as a Subadvisor to the Mercer US Large Cap Growth Equity Fund. Sands Capital is a Delaware limited liability company that is privately owned by its members and registered as an investment adviser under the Advisers Act.
Winslow Capital Management, Inc. (“Winslow”), 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a Subadvisor to the Mercer US Large Cap Growth Equity Fund. Winslow is registered as an investment adviser under the Advisers Act and is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments is a subsidiary of a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm. MDP is considered a “control person” of Winslow under the Advisers Act and an “affiliate” of Winslow under the 1940 Act.
The Boston Company Asset Management, LLC located at One Boston Place, Boston, MA 02108 serves as a subadvisor to the Mercer US Large Cap Value Equity Fund (formerly known as MGI US Large Cap Value Equity Fund). TBCAM is a wholly owned subsidiary of BNY Mellon. TBCAM is an investment adviser registered with the SEC.
O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a subadvisor to the Mercer US Large Cap Value Equity Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest. O’Shaughnessy is registered as an investment adviser under the Advisers Act.
Brandywine Global Investment Management LLC located at 2929 Arch Street, Suite 800, Philadelphia, PA 19104, serves as a subadvisor to the Mercer US Large Cap Value Equity Fund. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Brandywine is an investment adviser registered with the SEC.
Robeco Investment Management, Inc. (“RIM”), 909 Third Avenue, New York, New York 10022, serves as a Subadvisor to the Mercer US Large Cap Value Equity Fund. RIM is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”), a Dutch investment management firm headquartered in Rotterdam, the Netherlands. Robeco is 100% owned by Rabobank Nederland, a cooperative bank that is owned by a large number of local banks in the Netherlands. RIM is registered as an investment adviser under the Advisers Act.
Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, 24th Floor, Boston, Massachusetts, 02111, serves as a Subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. Westfield is 100% employee owned. Westfield is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act.

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Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York, 10282, serves as a Subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. GSAM is an affiliate of Goldman, Sachs & Co. and is registered as an investment adviser under the Advisers Act.
Tygh Capital Management, Inc. (“Tygh Capital”), 1211 SW Fifth Avenue, Portland, Oregon 97204, serves as a Subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. Tygh Capital is an Oregon corporation that is 100% owned by its employees and is registered as an investment adviser under the Advisers Act.
Delaware Management Company (“Delaware”), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a subadvisor to the Mercer US Small/Mid Cap Growth Equity Fund. Delaware is a series of Delaware Management Business Trust (“DMBT”), which is an indirect subsidiary of Macquarie Group Limited. Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. DMBT is registered as an investment adviser under the Advisers Act.
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund and the Mercer Emerging Markets Equity Fund. AQR is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.
NWQ Investment Management Company, LLC (“NWQ”), 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund. NWQ is a subsidiary of Nuveen Investments, Inc., which is owned by Madison Dearborn Partners, LLC (a private equity investment firm) and other investors. NWQ is registered as an investment adviser under the Advisers Act.
River Road Asset Management, LLC (“River Road”), 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund. River Road is owned by Aviva Investors North America Holdings, Inc., a wholly owned affiliate of UK-based Aviva plc., and is registered as an investment adviser under the Advisers Act.
Systematic Financial Management, L.P. (“Systematic”), 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund. Systematic is majority-owned by Affiliated Managers Group, Inc., a publicly-traded company, and is registered as an investment adviser under the Advisers Act.
AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. AllianceBernstein is registered as an investment adviser under the Advisers Act and is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of AXA Group.
Arrowstreet Capital, Limited Partnership (“Arrowstreet”), 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a subadvisor to the Mercer Non-US Core Equity Fund. Arrowstreet is privately owned by members of its senior management team and one independent director. Arrowstreet is registered as an investment adviser under the Advisers Act.

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Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. Lazard is registered as an investment adviser under the Advisers Act and is a wholly-owned subsidiary of Lazard Frères & Co. LLC. Lazard Frères & Co. LLC has one member, Lazard Group LLC, a Delaware limited liability company. Units of Lazard Group LLC are held by Lazard Ltd, a Bermuda corporation with shares that are publicly-traded on the New York Stock Exchange.
Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston Massachusetts, 02116, serves as a Subadvisor to the Mercer Non-US Core Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser under the Advisers Act.
William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago, Illinois 60606, serves as a subadvisor to the Mercer Non-US Core Equity Fund. William Blair is 100% employee-owned. William Blair is an investment adviser registered with the SEC.
Echo Point Investment Management, LLC (“Echo Point”), One Tower Bridge, 100 Front Street, Suite 1230, West Conshohocken, PA 19428, serves as a subadvisor to the Mercer Non-US Core Equity Fund. Echo Point is a subsidiary of Old Mutual Asset Management (“OMAM”). OMAM is a subsidiary of Old Mutual plc, a global financial services organization. Echo Point is registered as an investment adviser under the Advisers Act.
Kleinwort Benson Investors International Ltd (“KBI”), located at One Rockefeller Plaza, 33rd Floor, New York, New York 10020, serves as a subadvisor to the Mercer Emerging Markets Equity Fund. KBI is a wholly owned subsidiary of Kleinwort Benson Investors Dublin Ltd and is registered as an investment adviser under the Advisers Act.
Vontobel Asset Management, Inc. (“Vontobel”), located at 1540 Broadway, New York, New York 10036, serves as a subadvisor to the Mercer Emerging Markets Equity Fund. Vontobel is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, and is registered as an investment adviser under the Advisers Act.
Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, serves as a subadvisor to the Mercer Core Opportunistic Fixed Income Fund. Dodge & Cox is 100% employee-owned. Dodge & Cox is registered as an investment adviser under the Advisers Act.
Western Asset Management Company (“Western”), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Subadvisor to the Mercer Core Opportunistic Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc. Western is a California corporation that is registered as an investment adviser under the Advisers Act.
MacKay Shields LLC (“MacKay”), 9 West 57th Street, New York, New York 10019, serves as a Subadvisor to the Mercer Core Opportunistic Fixed Income Fund. MacKay is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC and is registered as an investment adviser under the Advisers Act.
Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, serves as a Subadvisor to the Mercer Core Opportunistic Fixed Income Fund. PIMCO is a Delaware limited liability company, and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz”). PIMCO is registered as an investment adviser under the Advisers Act.
J.P. Morgan Investment Management Inc. (“JPMIM”), 245 Park Avenue, New York, New York 10167, serves as the Subadvisor to the Mercer US Short Maturity Fixed Income Fund. JPMIM is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. JPMorgan Chase & Co. is a publicly traded global financial services company with a vast array of businesses. JPMIM is registered as an investment adviser under the Advisers Act.

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Administrative, Accounting, and Custody Services
Administrative and Accounting Services. State Street Bank and Trust Company (the “Administrator”), located at 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator of the Funds. The Funds pay the Administrator at the following annual contract rates of the Funds’ average daily net assets for external administrative services: Fund assets up to $20 billion, 0.02 of 1%, Fund assets in excess of $20 billion and not more than $25 billion, 0.018 of 1%, and Fund assets in excess of $25 billion, 0.016 of 1%. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports. The table below sets forth the total dollar amounts that each Fund paid to the Administrator and its predecessors for administrative services provided during the fiscal years ended March 31:

	2009	2010	2011
Mercer US Large Cap Growth Equity Fund	$120,483	$143,988	$137,381
Mercer US Large Cap Value Equity Fund	$156,441	$132,840	$156,229
Mercer US Small/Mid Cap Growth Equity Fund	$113,837	$113,737	$133,271
Mercer US Small/Mid Cap Value Equity Fund	$111,087	$155,450	$147,460
Mercer Non-US Core Equity Fund	$731,780	$1,100,325	$1,595,648
Mercer Emerging Markets Equity Fund	N/A	N/A	N/A
Mercer Core Opportunistic Fixed Income Fund	$259,222	$317,760	$449,485
Mercer US Short Maturity Fixed Income Fund	$28,233	$30,523	$48,695
The Advisor provides certain internal administrative services to the Class S, Class Y-1, and Class Y-2 shares of the Funds, for which the Advisor is entitled to receive a fee of 0.15%, 0.10%, and 0.05% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, requests, and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1, and Class Y-2 shares, including the transfer agent.
For the fiscal years ended March 31, 2009, 2010 and 2011, the Funds did not pay any fees to the Advisor for internal administrative services.
Custody Services. State Street Bank and Trust Company (the “Custodian”), located at 200 Clarendon Street, Boston, Massachusetts 02116, provides custody services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made, plus a per transaction fee for transactions during the period. The Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.
Principal Underwriting Arrangements
MGI Funds Distributors, Inc. (the “Distributor”), a Delaware corporation that is a wholly-owned subsidiary of BNY Mellon Distributors Inc., located at 760 Moore Road, King of Prussia, PA 19406, acts as the principal underwriter of each class of shares of the Funds pursuant to an Underwriting Agreement with the Trust. The Underwriting Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

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Separate plans pertaining to the Class S shares and Class Y-1 shares of the Funds have been adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, the “Class S Plan” and the “Class Y-1 Plan,” and collectively, the “Plans”) to compensate persons who provide certain marketing services and shareholder services to shareholders of Class S shares and Class Y-1 shares.
Each Plan provides that each Fund shall pay to the Distributor, the Advisor, or their affiliates a fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Class S shares or Class Y-1 shares, as applicable. The Distributor and the Advisor shall use the fees paid to them under the Plans for marketing activities (“Marketing Services”), which may include, among other things, the preparation and distribution of advertisements, sales literature, and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for marketing related services. The fees also may be used to compensate dealers and others that have entered into an agreement with the Distributor or the Advisor for Marketing Services that include attracting shareholders to Class S shares or Class Y-1 shares of a Fund, as applicable.
The fees also may be used to pay authorized persons (the “service providers”) who enter into agreements with the Distributor or the Advisor to provide services to shareholders. For purposes of each Plan, “service activities” include any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange, and redemption requests; activities in connection with the provision of personal, continuing services to investors in each Fund; receiving, aggregating, and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Class Y-1 shares of a Fund held beneficially (in the case of the Class Y-1 Plan); forwarding shareholder communications to beneficial owners; receiving, tabulating, and transmitting proxies executed by beneficial owners; disseminating information about the Fund; and general account administration activities. A service provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with each Plan. The Class S Plan 12b-1 fee may be paid to unaffiliated mutual fund supermarkets that maintain investor accounts and provide shareholder servicing and recordkeeping services for holders of Class S shares.
There is no distribution plan with respect to the Funds’ Class Y-2 shares and Class Y-3 shares, and the Funds pay no distribution fees with respect to the shares of those classes.
Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

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For the fiscal year ended March 31, 2011, no payments were made pursuant to the Class S and Class Y-1 Plans.
Transfer Agency Services
BNY Mellon Investment Servicing (US) Inc., located at PO Box 9811, Providence, Rhode Island 02940-8011, serves as the Trust’s transfer agent (the “Transfer Agent”).
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Trust.
Legal Counsel
K&L Gates LLP, Boston, Massachusetts, is legal counsel to the Trust. Stroock & Stroock & Lavan LLP, New York, New York, is legal counsel to the Independent Trustees.
Codes of Ethics
The Trust, the Advisor and each Subadvisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics apply to the personal investing activities of access persons, as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, to pre-clear securities transactions. Copies of each code are on file with the SEC and available to the public.
Proxy Voting Policies
The Board has delegated to the Advisor the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Advisor, in turn, has delegated to each Subadvisor the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the Subadvisor advises. The Advisor and each Subadvisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Advisor has discretionary authority. You may obtain information regarding how the Advisor and the Subadvisors voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request, through the Funds’ Web site at www.mgifunds.us/proxy; and (ii) on the SEC’s Web site at http://www.sec.gov or the EDGAR database on the SEC’s Web site. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Advisor and each Subadvisor.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Assets of a Fund are invested by the Subadvisor(s) in a manner consistent with the Fund’s investment objective, strategies, policies, and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, and subject to the oversight of the

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Advisor, the Subadvisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Subadvisors will seek to obtain the best net results, taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.
The Advisor, from time to time, may execute trades with certain unaffiliated third-party brokers in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in Subadvisors for the Fund or a reallocation of assets among the Fund’s Subadvisors. An unaffiliated third-party broker selected by the Advisor or the relevant Subadvisor provides execution and clearing services with respect to such trades, as well as transition management support services, and is compensated for such services out of the commissions paid on the trades. All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.
The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.
For securities traded in the over-the-counter markets, the Subadvisors deal directly with the dealers who make markets in these securities, unless better prices and execution are available elsewhere. The Subadvisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Subadvisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.
The table below sets forth the total dollar amounts of brokerage commissions paid by each Fund during the fiscal years ended March 31:

	2009	2010	2011
Mercer US Large Cap Growth Equity Fund	$453,305	$418,676	$425,097
Mercer US Large Cap Value Equity Fund	$732,746	$400,191	$339,525
Mercer US Small/Mid Cap Growth Equity Fund	$504,264	$460,513	$480,579
Mercer US Small/Mid Cap Value Equity Fund	$356,293	$375,574	$314,341
Mercer Non-US Core Equity Fund	$674,106	$812,814	$1,629,830
Mercer Emerging Markets Equity Fund	N/A	N/A	N/A
Mercer Core Opportunistic Fixed Income Fund	$43,004	$61,884	$61,220
Mercer US Short Maturity Fixed Income Fund	$0	$0	$0
When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Subadvisors. The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both oral and in writing,

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as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among Subadvisors and the suitability of Subadvisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or a Subadvisor, the Advisor or Subadvisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a Subadvisor effects securities transactions for a Fund may be used by the Advisor or Subadvisor in servicing all of its accounts. In addition, the Advisor or the Subadvisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.
The table below sets forth the total dollar amounts of transactions and related commissions paid by each Fund during the fiscal year ended March 31, 2011 for transactions directed to a broker because of research or services provided by that broker:

	Amount of
Funds	Transactions	Commissions Paid
Mercer US Large Cap Growth Equity Fund	$59,233,291	$24,447
Mercer US Large Cap Value Equity Fund	$229,086,019	$107,303
Mercer US Small/Mid Cap Growth Equity Fund	$29,810,025	$18,321
Mercer US Small/Mid Cap Value Equity Fund	$149,959,114	$42,859
Mercer Non-US Core Equity Fund	$500,862,636	$479,834
Mercer Emerging Markets Equity Fund	N/A	N/A
Mercer Core Opportunistic Fixed Income Fund	$0	$0
Mercer US Short Maturity Fixed Income Fund	$0	$0
The same security may be suitable for a Fund, another fund, or other private accounts managed by the Advisor or a Subadvisor. Each Subadvisor has adopted policies that are designed to ensure that when a Fund and one or more other accounts of the Subadvisor simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.
For the fiscal year ended March 31, 2011, each Fund acquired securities of the regular brokers or dealers with which the Fund effected transactions, or the parent companies of such brokers or dealers, as described in the table below.

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Broker or Dealer	Value of Securities
Mercer US Large Cap Growth Equity Fund

Goldman Sachs & Co.	$3,296,176
JP Morgan Chase & Co.	$5,601,196
State Street Bank & Trust Co.	$4,287,483

Mercer US Large Cap Value Equity Fund

Bank of America Corp.	$5,200,806
Barclays Capital, Inc.	$926,319
Citigroup, Inc.	$2,322,752
Goldman Sachs & Co.	$5,408,898
JP Morgan Chase & Co.	$13,700,275
Morgan Stanley & Co., Inc.	$998,983
State Street Bank & Trust Co.	$2,902,328

Mercer US Small/Mid Cap Value Equity Fund

Knight Securities	$733,918
State Street Bank & Trust Co.	$3,055,399

Mercer US Small/Mid Cap Growth Equity Fund

State Street Bank & Trust Co.	$5,095,302

Mercer Non-US Core Equity Fund

UBS Securities	$1,952,723
State Street Bank & Trust Co.	$32,197,290

Mercer Emerging Markets Equity Fund	N/A

Mercer Core Opportunistic Fixed Income Fund

Bank of America Corp.	$19,786,522
Barclays Capital, Inc.	$9,984,502
Goldman Sachs & Co.	$24,234,447
JP Morgan Chase & Co.	$18,008,740
Morgan Stanley & Co., Inc.	$11,730,219
Deutsche Bank	$531,882
Credit Suisse First Boston LLC	$2,636,216
Citigroup Global Markets, Inc.	$8,615,336
State Street Bank & Trust Co.	$153,952,921

Mercer US Short Maturity Fixed Income Fund

State Street Bank & Trust Co.	$557,058
Citigroup Global Markets, Inc.	$968,561
Goldman Sachs & Co.	$465,832
Deutsche Bank	$201,490
HSBC Securities, Inc.	$212,773
Barclays Capital, Inc.	$132,334
Morgan Stanley & Co., Inc.	$317,960
Portfolio Turnover
Each Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund’s investment objective.
Except as otherwise provided in the Prospectuses, the Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio

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turnover for each Fund shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year, and as of the end of each of the succeeding eleven months and dividing the sum by 13.
A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The table below sets forth the annualized portfolio turnover rate for each Fund for the fiscal years ended March 31, 2009, 2010, and 2011:

	2009	2010	2011
Mercer US Large Cap Growth Equity Fund	93%	102%	106%
Mercer US Large Cap Value Equity Fund	238%[1]	128%	117%
Mercer US Small/Mid Cap Growth Equity Fund	170%[2]	92%	107%
Mercer US Small/Mid Cap Value Equity Fund	120%	119%	95%
Mercer Non-US Core Equity Fund	64%	51%	87%
Mercer Emerging Markets Equity Fund	N/A	N/A	N/A
Mercer Core Opportunistic Fixed Income Fund	229%	276%	379%
Mercer US Short Maturity Fixed Income Fund	217%	589%[3]	61%

1	During the fiscal year ended March 31, 2009, a new Subadvisor was added to manage an allocated portion of the Mercer US Large Cap Value Equity Fund, replacing a single Subadvisor. The variation in the Mercer US Large Cap Value Equity Fund’s portfolio rate is due, in significant part, to transactions in the Fund’s portfolio securities effected in connection with this Subadvisor replacement.

2	During the fiscal year ended March 31, 2009, a new Subadvisor was added to manage an allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund, replacing a single Subadvisor. The variation in the Mercer US Small/Mid Cap Growth Equity Fund’s portfolio rate is due, in significant part, to transactions in the Fund’s portfolio securities effected in connection with this Subadvisor replacement.

3	During the fiscal year ended March 31, 2010, a new Subadvisor was added. The increase in the Mercer US Short Maturity Fixed Income Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was the result of repositioning during heightened market volatility and portfolio rebalancing in connection with the replacement of the Fund’s Subadvisor with a new Subadvisor.

Selective Disclosure of Portfolio Holdings
The Advisor and the Board have adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern disclosure of information relating to the Funds’ portfolio holdings (“Portfolio Holdings”), and to prevent the misuse of material, non-public information, including Portfolio Holdings. Generally, the Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders, whether

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individual or institutional, must be treated in the same manner, as it relates to the disclosure of Portfolio Holdings. In all cases, the Advisor’s Chief Compliance Officer (or his designee) is responsible for authorizing the disclosure of a Fund’s Portfolio Holdings and the Funds do not accept compensation or consideration of any sort in return for the preferential release of Portfolio Holdings information. Any such disclosure is done only if consistent with the anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds. In accordance with the Policy, the Trust’s Chief Compliance Officer must consider whether the disclosure of Portfolio Holdings (1) is in the best interests of the Funds’ shareholders, and (2) presents any conflicts of interest between the Funds’ shareholders, on the one hand, and those of the Advisor, the principal underwriter, or any affiliated person thereof, on the other. The Trust’s Chief Compliance Officer shall consult, if necessary, with counsel regarding any potential conflicts.
In accordance with the Policy, each Fund will disclose its Portfolio Holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s Portfolio Holdings with the SEC semi-annually on Form N-CSR, and following the Fund’s first and third fiscal quarters on Form N-Q. These filings are available to the public through the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.
The Policy provides that a Fund’s Portfolio Holdings information may be released to selected third parties, such as fund rating agencies, information exchange subscribers (and any clients of information exchange subscribers that request Portfolio Holdings information), consultants and analysts, and portfolio analytics providers, only when there is a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement. A Fund’s Portfolio Holdings information may also be released to a Fund shareholder redeeming securities in-kind (up to seven days prior to making the redemption request).
Pursuant to the Policy, complete Portfolio Holdings information may be released to rating agencies on a monthly basis, no earlier than fifteen days following month-end. The Funds may publish “Portfolio Compositions” on their Web site on a monthly basis, with at least a fifteen day lag. This information may include Top Ten Holdings and certain other portfolio characteristics.
Under the Policy, the Funds also may share their Portfolio Holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Custodian, Administrator, proxy voting vendor, and independent registered public accounting firm. The Trust’s service agreements with each of these entities mandate the confidential treatment (including appropriate limitations on trading) of Portfolio Holdings data by each service provider and its employees.
The authorization to disclose the Funds’ Portfolio Holdings—other than through an SEC filing or Web site posting—must come from the Advisor’s Chief Compliance Officer, the Trust’s Chief Compliance Officer, or a designee of the Trust’s Chief Compliance Officer. Any requests for Portfolio Holdings information that fall outside the Policy must be pre-approved, in writing, by the Advisor’s Compliance Department, following consultation, if necessary, with the Trust’s Chief Compliance Officer or outside counsel. The Advisor’s Compliance Department maintains

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a log of all ad-hoc Portfolio Holdings information that is released. This log is provided to the Trust’s Chief Compliance Officer and the Board, for review and monitoring of compliance with the Policy. The Board periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.
CAPITAL STOCK AND OTHER SECURITIES
The Trust is authorized to offer four classes of shares for each Fund: Class S, Class Y-1, Class Y-2, and Class Y-3. Additional classes of shares may be offered in the future. Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value.
Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Fund, except that only holders of Class S shares may vote on any matter affecting the Class S shares. Similarly, only holders of Class Y-1, Y-2, or Y-3 shares may vote on matters that affect only the Class Y-1, Y-2, or Y-3 shares, as applicable. No class may vote on matters that affect only another class.
Under Delaware law, the Trust is not required, and the Trust presently does not intend, to hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Trust’s investment management agreement, and the election of Trustees when required by the 1940 Act.
When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.
On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual Funds, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Funds; and (ii) when the Board has determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of shares of a Fund, in which case any such matter shall be voted on by such class or classes.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES
Additional Exchange and Redemption Information. As discussed in the Prospectuses, eligible shares of a Fund may be exchanged for shares of the corresponding class of another Fund.

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A Fund may suspend redemption privileges or postpone the date of payment during any period: (i) when the New York Stock Exchange (“NYSE”) is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of a Fund’s portfolio at the time.
A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.
NET ASSET VALUE
Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or a Subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Investments in investment companies are valued at their net asset value.
The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

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The application of fair value pricing represents a good faith determination based on specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security at approximately the time at which the Fund determines its NAV per share.
TAXATION
Distributions
The following supplements the information in the Prospectuses.
The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid a Fund incurring any material amounts of federal income or excise taxes.
Taxes
The following is a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.
The discussion in this section is based on the provisions of the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and does not constitute tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.
Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC,” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that the Fund distributes to its shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•	Distribution Requirement —the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain

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distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•	Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived from the Fund’s business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, the Fund will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that the Fund distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company.
If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated

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investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if the Board determines such a course of action to be beneficial to shareholders.
Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term, rather than long-term, capital gains in contrast to a comparable fund with a low portfolio turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of

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these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.
Deferral of Late Year Losses. For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute, by December 31 of each year, an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or

61

exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year’s undistributed ordinary income and capital gain net income. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in the stock of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Taxation of Fund Distributions—Qualified Dividend Income for Individuals” and “Taxation of Fund Distributions—Dividends-Received Deduction for Corporations”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more

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frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received

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deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than the Fund actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if the Fund makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations) generally does not

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qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.
Sales, Exchanges, and Redemption of Fund Shares. Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
Tax Basis Information. Under the Energy Improvement and Extension Act of 2008, the Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares of the Fund purchased on or after January 1, 2012.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Redemptions at a Loss within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the

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discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long- or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that the Fund otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Options, Futures, Forward Contracts, Swap Agreements, and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund, minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by the Fund, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale

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or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gain or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts, and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — U.S. Withholding Tax at the Source” below with respect to certain other tax aspects of investing in U.S. REITs.
Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S.

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REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the Internal Revenue Service, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. For purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules

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apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Servise. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, (i) a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), a short-term capital gain dividend reported by the Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

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Interest-Related Dividends. With respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.
Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Investment in U.S. Real Property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

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The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:
•	The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and
•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
•	If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.
•	In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
These rules apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.
Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
U.S. Estate Tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. For decedents dying during 2010, the U.S. federal estate tax was reinstated retroactively, except where the executor of the estate of a decedent makes an election to opt out of the estate tax and instead be subject to modified carryover basis rules. For decedents dying after 2010, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For

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estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.
U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Funds for the fiscal year ended March 31, 2011, as set forth in the Funds’ annual report to shareholders, including the report of the Funds’ independent registered public accounting firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the annual report at no charge by calling 1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares).

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CALCULATION OF PERFORMANCE DATA
From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds’ total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.
To help investors better evaluate how an investment in a Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.
The principal value of an investment in a Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund will not be included in the Fund’s calculations of yield or total return.
Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

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APPENDIX A
CORPORATE DEBT RATINGS
Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:
Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Note: Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.
Standard & Poor’s Ratings Group describes classifications of corporate bonds as follows:
AAA. This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.
A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.
B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.
CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
D. Debt rated D is in default, or is expected to default upon maturity or payment date.
CI. The rating CI is reserved for income bonds on which no interest is being paid.
Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

A-2

APPENDIX B
PROXY VOTING POLICIES
Below are the proxy voting policies (or summaries thereof) of the Advisor and the Subadvisors:
Mercer Investment Management, Inc.
Mercer Funds
Proxy Voting Policy
Mercer Investment Management, Inc. (“Mercer”) retains highly qualified subadvisors to manage client accounts, including the Mercer Funds (“Funds”). These managers have detailed knowledge of the investments they make on behalf of these clients and Funds and are therefore in a position to judge what is in the best interests of the clients and Funds as shareholder. With respect to the Funds, Mercer, as the Funds’ advisor, recommends and monitors subadvisors for the Funds, and therefore the Funds’ Board of Trustees believes it is in the best interest of Fund shareholders for the Funds to adopt the proxy voting policies of Mercer, as described below.
Mercer believes that voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility, and to that end, Mercer delegates this responsibility to Fund subadvisors.
Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, Mercer expects subadvisors to vote based on the premise that board members of companies in which they have invested client assets should act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying Mercer’s voting policy are four fundamental objectives:

•	Mercer expects subadvisors to seek to act in the best financial interests of Mercer clients and Fund shareholders, as applicable, to protect and enhance the long-term value of their investments;

•	In order to do this effectively, Mercer expects subadvisors to aim to utilize the full weight of Mercer client or Fund shareholdings in ensuring that their views have maximum impact in every vote;

•	Mercer expects subadvisors to have a strong commercial interest in ensuring that the companies in which they invest client and Fund assets are successful and to actively pursue this interest by promoting best practices in the boardroom; and

•	Mercer expects subadvisors to have appropriate procedures in place to deal with conflicts of interest in voting proxies; to that end, Mercer will not instruct subadvisors how to vote proxies.

Mercer has implemented this Policy in order to support and encourage subadvisors to exercise sound corporate governance practice when voting proxies. Mercer will require all subadvisors to provide to it their proxy policies; any revisions thereto must be provided to Mercer as soon as is practicable, and as part of the periodic compliance due diligence process. Mercer will ensure that the Funds’ Board of Trustees receives copies of subadvisors’ proxy policies, or summaries thereof, and Mercer Legal and/or Compliance personnel will review each subadvisor’s proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to Mercer rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally, Mercer personnel will follow up with the subadvisor contact to ensure receipt.
Conflicts of Interest
Mercer and each of its subadvisors have respectively adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients (including the Mercer Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Mercer’s or its subadvisors’ clients and the interests of Mercer, its subadvisors or any affiliated person of Mercer. As described above, Mercer expects each subadvisor to have in place policies and procedures designed to address conflicts of interest in the proxy voting process. In the unlikely event that Mercer votes a proxy related to a client or Fund holding, in reviewing these proxies to identify any potential material conflicts between the interests of Mercer and affiliated persons and those of its clients, Mercer will consider:

1.	Whether Mercer, its subadvisors and affiliated persons have an economic incentive to vote in a manner that is not consistent with the best interests of Mercer’s clients. For example, Mercer may have an economic incentive to vote in a manner that would please corporate management if Mercer or an affiliate were in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Mercer. Such business could include, among other things, managing company retirement plans or serving as consultant for the company and its pension plans;

2.	Whether there are any existing business or personal (including familial) relationships between an Mercer employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

3.	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Mercer.

Form N-PX — Reporting
Pursuant to Section 30 of the Investment Company Act of 1940, the Funds must file their complete proxy voting record with the Securities and Exchange Commission (“SEC”) on Form N-PX not later than August 31 of each year for the most recent twelve-month period ended June 30. MGI has delegated the gathering of this information from the Fund’s subadvisors to a proxy voting vendor. The vendor shall both file Form N-PX with the SEC and provide the required Web site to which Mercer may link its internet site in order to make such information available to Mercer Funds shareholders.
Other Reporting
Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by contacting Mercer. Availability of proxy voting reports shall be described in Mercer’s Form ADV, Part II.

Delegation
Nothing in this policy shall be interpreted to prevent Mercer’s and/or the Funds’ Chief Compliance Officer (“CCO”) from relying upon work performed, and reports written, by persons under the CCO’s supervision, provided the CCO determines that such delegation is appropriate.
Questions and Exceptions
Any questions regarding this policy should be raised with Mercer’s Compliance department, and any exceptions thereto must be approved, in writing, by Mercer’s and/or the Funds’ CCO.

ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING POLICIES
I. Introduction
Atlanta Capital Management Company, LLC (“ACM”) has adopted and implemented policies (and the procedures into which they are incorporated) that ACM believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with ACM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. ACM’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the SEC requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).
II. Overview
ACM manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, ACM seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.
The exercise of shareholder rights is generally performed by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). ACM has adopted the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.
In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, ACM takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters, which are not expected to have a significant economic impact on a company or its shareholders (on which ACM will routinely vote with management), ACM will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when ACM believes the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of ACM’s clients) may seek insight from ACM’s analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines, rather than hard and fast rules, simply because corporate governance issues are so varied.
III. Risk Metrics Group
In order to facilitate this proxy voting process, ACM has retained Risk Metrics Group (“RMG”) to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for the appropriate management of a client account. RMG is an advisor that specializes in providing a variety of fiduciary-

level services related to proxy voting. In addition to analyses, RMG delivers to ACM voting reports that reflect voting activities for ACM’s clients, enabling the clients to monitor voting activities performed by ACM.
IV. ProxyEdge (Broadridge “BR”)
In addition, ACM has retained ProxyEdge (“BR”) to assist the firm with vote execution, and the recordkeeping necessary for the appropriate management of a client account. ProxyEdge is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. Wrap clients may view generic large cap, small cap and SMID cap voting reports at www.atlcap.com.
V. Proxy Voting Guidelines
The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, ACM will utilize these guidelines when voting proxies on behalf of its clients.
A.	Election of Board of Directors
ACM believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, ACM believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,
•	ACM will support the election of directors that result in a Board made up of a majority of independent directors.

•	ACM will support the election of independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

•	ACM will hold all directors accountable for the actions of the Board’s committees. For example, ACM will consider withholding votes for 2 nominees who have recently approved compensation arrangements that ACM deems excessive or proposed equity-based compensation plans that unduly dilute the ownership interests of shareholders.

•	ACM will support efforts to declassify existing Boards, and will vote against efforts by companies to adopt classified Board structures.

•	ACM will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.
B.	Approval of Independent Auditors
ACM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as the services are consistent with the requirements of the Sarbanes-Oxley Act of 2002 and, if required, have been approved by an independent audit committee. ACM will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.
C.	Executive Compensation
ACM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, ACM is opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.
•	ACM will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

•	ACM will generally vote against plans if annual option grants exceed 2% of shares outstanding.
These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on client shareholdings, ACM considers other factors, such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, members of senior management, to determine when or if it may be appropriate to exceed these guidelines.
•	ACM will typically vote against plans that have any of the following structural features:
•	Ability to re-price underwater options without shareholder approval.

•	The unrestricted ability to issue options with an exercise price below the stock’s current market price.

•	Automatic share replenishment (“evergreen”) feature.
•	ACM is supportive of measures intended to increase long-term stock ownership by executives. These may include:
•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Using restricted stock grants instead of options.

•	Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.
•	ACM will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.
In assessing a company’s executive compensation plan, ACM will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.
D.	Corporate Structure Matters/Anti-Takeover Defenses
As a general matter, ACM opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,
•	Because a classified board structure prevents shareholders from electing a full slate of directors annually, ACM will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

•	ACM will vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.

•	ACM will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

•	ACM will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued when used as an anti-takeover device. However, such “blank check” preferred stock may be issued for legitimate financing needs and ACM can vote for proposals to issue such preferred stock in those circumstances.

•	ACM will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

•	ACM will vote against proposals for a separate class of stock with disparate voting rights.

•	ACM will consider on a case-by-case basis board-approved proposals regarding changes to a company’s capitalization, however ACM will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis).
E.	State of Incorporation/Offshore Presence
Under ordinary circumstances, ACM will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management’s decision has been approved by a Board of Directors. ACM recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-bycase basis to determine whether such actions are in the best interests of the shareholders of the company including ACM’s clients.
F.	Environmental/Social Policy Issues
ACM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s Board of Directors. ACM recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. ACM generally supports management on these types of proposals, though exceptions may be made in certain instances where ACM believes a proposal has substantial economic implications. ACM expects that the companies in which clients’ assets are invested will act as responsible corporate citizens.
G.	Circumstances Under Which ACM Will Abstain From Voting
ACM will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to ACM. Under certain circumstances, the costs to clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, ACM will make a case-by-case determination on whether or not to vote such proxies. In the case of countries that require so-called “share blocking,” ACM may also abstain from voting. ACM will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client. Finally, ACM may be required to abstain from voting on a particular proxy in a situation where a conflict exists between ACM and its client. The policy for resolution of such conflicts is described below in Section VII.
VI. Recordkeeping
ACM will maintain records relating to the proxies voted on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of ACM’s proxy voting policies and procedures;

•	Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to ACM, ACM does not need to retain a separate copy of the proxy statement);

•	A record of each vote cast;

•	A copy of any document created by ACM that was material to making a decision on how to vote a proxy for a client or that details the basis for such a decision; and

•	Each written client request for proxy voting records and ACM’s written response to any client request (whether written or oral) for such records. All records described above will be maintained in an easily accessible place for six years and will be maintained in the offices of ACM for two years after they are created.
VII. Identification and Resolution of Conflicts with Clients
As fiduciary to its clients, ACM puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of ACM are able to identify potential conflicts of interest, ACM will take the following steps:
•	Quarterly, the Compliance Officer will seek information from the supervisor of each functional unit of ACM (marketing, operations, etc.) Each supervisor will be asked to provide a list of significant clients or prospective clients of ACM. For example, a supervisor would report the fact that ACM was in discussions with a corporate client considering management of the corporation’s pension plan assets.

•	The Compliance Officer will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he expects to receive or has received proxy statements (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Compliance Officer and members of senior management of ACM.
The Compliance Officer and designated members of senior management will then determine if a conflict of interest exists between ACM and its client. If they determine that a conflict exists, they will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.
•	If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), he will (i) inform the Compliance Officer and designated members of senior management of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

•	If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from:
•	The client, in the case of an individual or corporate client;

•	The Board of Directors, or any committee thereof identified by the Board, in the case of a Fund; or

•	The adviser, in situations where ACM acts as a sub-adviser to such adviser.

ACM will provide all reasonable assistance to each party to enable such party to make an informed decision.
If the client or Board of Directors, as the case may be, fails to instruct the Proxy Administrator on how to vote the proxy, the Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of ACM to vote its clients’ proxies would have a material adverse economic impact on ACM’s clients’ securities holdings in the Conflicted Company, ACM may vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

NEUBERGER BERMAN MANAGEMENT LLC
PROXY VOTING POLICIES
Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.
In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Sands Capital Management, LLC
Proxy Voting Policy and Procedures
Most Recent Amendment: January 2011
Implementation Date: November 2006
Issue
Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
SCM votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Policy
It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on.
Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.
Procedures for SCM’s Receipt of Class Actions
The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:
SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client. Likewise if “Class Action documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.
Proxy Committee
SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.
The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM. The Proxy Committee reviews reports on SCM’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.
The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.
Procedures For Identification and Voting of Proxies
The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

1.	SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically and is updated by the Director of Client Services or a designee who obtains proxy voting information from client agreements.

As part of the account opening procedure, the Director of Client Services will note whether or not SCM is responsible for voting proxies for the new client.

2.	In cases where it has been designated to vote client proxies, SCM works with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

3.	The Director of Client Services receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

4.	Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

5.	SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy. SCM may also elect not to vote if it deems doing so in its clients’ best interest. (See #8 and Proxies of Certain Non-U.S. Issuers below.) The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

7.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

8.	SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Non-U.S. Issuers below,

9.	The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s policy, as well as any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM’s Chief Compliance Officer (“CCO”), or if the CCO is the person attempting to influence the voting, then to SCM’s Chief Executive Officer.

10.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares SCM is voting firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not SCM cast its vote on the matter;

•	How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether SCM cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.
Loaned Securities
When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities The research analyst who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.
In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a

Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.
Proxies of Certain Non-U.S. Issuers
It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.
Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest f its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

•	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•	Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

•	Proxy material may not be available in English.

•	SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

•	Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The Portfolio Manager or Research Analyst in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest
Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios.

•	Conflict: SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios.

•	Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

•	Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:
SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and/or the CCO will notify the Proxy Committee of the conflict.
In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Analyst.
In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).
Recordkeeping
SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

•	The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.
Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:

•	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•	SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation
As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.
The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.
Responsibility
The Director of Client Services is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

Attachment C
PROXY VOTING GUIDELINES
One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.
I. The Board of Directors
A. Voting on Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis, and may consider the following factors:
•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;
B. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.
C. Voting for Director Nominees in Contest Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:
•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.
D. Size of the Board
Proposals to limit the size of the Board should be evaluated on a case-by-case basis.
II. Auditors

Ratifying Auditors
We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
III. Proxy Contest Defenses
Cumulative Voting
We vote against proposals to eliminate cumulative voting.
We vote for proposals to permit cumulative voting.
IV. Anti-Takeover Issues
We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:
A. Poison Pills
The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.
We review on a case-by-case basis management proposals to ratify a poison pill.
B. Fair Price Provisions
Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.
We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D. Superstock
Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.
We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.
E. Supermajority Rules
Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.
1. Supermajority Shareholder Vote Requirement to Approve Mergers
We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Board Classification
High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.
We vote against proposals to classify the board.
We vote for proposals to repeal classified boards and elect all directors annually.

IV. Miscellaneous Governance Provision
Bundled Proposals
We review on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.
V. Capital Structure
A. Common Stock Authorization
We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
B. Debt Restructuring
We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
VI. Executive and Director Compensation
In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.
VII. State of Incorporation
A. Voting on State Takeover Statutes
We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).
B. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation are examined on a case-by-case basis.
VIII. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are considered on a case-by-case basis.
B. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.
C. Spin-offs
Votes on spin-offs are considered on a case-by-case basis.
D. Changing Corporate Name

We generally vote for changing the corporate name.
IX. Social and Environmental Issues
Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:
•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.
We review on a case-by-case basis proposals regarding social or environmental issues.

Winslow Capital Management, Inc.
Summary of Proxy Voting Policies and Procedures
Winslow, pursuant to Rule 206(4)-6 under the Advisers Act, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
Winslow will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow serves as investment manager, unless the investment management contract expressly precludes Winslow, as investment manager, from voting such proxy.
Winslow has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to Institutional Shareholder Services (ISS), a wholly owned subsidiary of RiskMetrics Group Inc. Winslow subscribes to ISS’s Implied Consent service feature. As ISS research is completed, the ISS’s voting agents execute the ballots according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines.
Winslow retains the ability to override any vote if Winslow disagrees with RMG’s vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where Winslow may receive fees from a company for advisory or other services at the same time that Winslow has investments in the stock of that company, Winslow will follow the vote recommendation of RMG. Winslow retains documentation of all amended votes.

The Boston Company Asset Management, LLC
Proxy Voting Policy
December 2010
THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY
1. Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).
2. Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.
3. Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.
4. Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.
5. Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. “Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.
With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.
7. Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.
8. Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.
9. Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.
10. Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.
11. Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.
12. Charter — We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

O’Shaughnessy Asset Management, LLC
Proxy Voting Policy
Rule 206(4)-6
          In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General, O’Shaughnessy Asset Management, LLC (“OSAM”) has adopted the following proxy voting policy with respect to those assets for which a client has vested OSAM with discretionary investment management authority (the “assets”).
OSAM’s Policy
          OSAM has retained the use of third party service provider/agents, (i.e. Institutional Shareholder Services (“ISS”), Broadridge Investor Communication Solutions, Inc. (“BICS”) and/or other third party service provider/agents) to execute these policies. Information regarding the third party proxy voting service provider/agent is available upon request as well. Unless a client directs otherwise, in writing, OSAM or its third party service provider/agent shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. However, the client shall maintain exclusive responsibility for all legal proceedings or other type events pertaining to the assets, including, but not limited to, class action lawsuits. OSAM and/or the client shall correspondingly instruct each custodian of the assets to forward to OSAM, or its third party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how OSAM or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by OSAM — see examples below), it is OSAM’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. OSAM shall monitor corporate actions of individual issuers and investment companies consistent with OSAM’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, OSAM may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), OSAM may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. OSAM or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act as well as the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.
Mitigating Circumstances/Conflicts of Interest
The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of OSAM, is not in the best interests of the client.

Implementation/Adoption
          Raymond Amoroso, III, Esq., Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how OSAM addressed any mitigating circumstance or conflict of interest. Mr. Amoroso, CCO shall be primarily responsible for the ongoing review and evaluation of OSAM’s proxy voting policy and corresponding compliance with the requirements of United States SEC’s Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.
          The above Proxy Voting Policy has been adopted by O’Shaughnessy Asset Management, LLC on this first day of October, 2007, and continues to be in effect through the calendar year of 2011.

Brandywine Global Investment Management LLC
Proxy Voting
I. Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global shall vote proxies for each client account for which the client:
(i)	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or
(ii)	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.
Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.
II. General Principles
     In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.
III. How Brandywine Global Votes Proxies
     Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.
     In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section

II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
     The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.
     In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.
IV. Use of an Independent Proxy Service Firm
Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.
V. Conflict of Interest Procedures
In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1) Procedures for Identifying Conflicts of Interest
Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

A.	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

B.	Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

C.	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

(2) Procedures for Assessing Materiality of Conflicts of Interest

A.	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

B.	The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

C.	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

(3) Procedures for Addressing Material Conflicts of Interest

A.	If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(i)	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

(ii)	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

(iii)	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iv)	disclosing the conflict to clients and obtaining their consent before voting;

(v)	suggesting to clients that they engage another party to vote the proxy on their behalf; or

(vi)	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

B.	A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations
In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
  (1) Share Blocking
  Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
(2) Securities on Loan
Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII. Proxy Voting-Related Disclosures
(1) Proxy Voting Independence and Intent
Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.
(2) Disclosure of Proxy Votes and Policy and Procedures
Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.
Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.
VIII. Shareholder Activism and Certain Non-Proxy Voting Matters
In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.
Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping
In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:
-	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

-	a copy of each proxy statement that Brandywine Global receives regarding client securities;

-	a record of each vote cast by Brandywine Global on behalf of a client;

-	documentation relating to the identification and resolution of conflicts of interest;

-	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

-	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

-	records showing whether or not Brandywine Global has proxy voting authority for each client account.
All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines
Brandywine Global Large Cap Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Large Cap Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I. Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II. Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.

shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.
Adopted June 6, 2003
As Revised January 20, 2005
As Revised August 8, 2005
As Revised February 1, 2006
As Revised August 10, 2009

Robeco Investment Management
Proxy Voting Policies
As of February 2011
I. The Board of Directors
A.	Voting on Director Nominees in Uncontested Elections
1.	Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

a.	Long-term corporate performance record relative to a market index;

b.	Composition of board and key board committees;

c.	Corporate governance provisions and takeover activity;

d.	Nominee’s attendance at meetings;

e.	Nominee’s investment in the company;

f.	Whether a retired CEO sits on the board;

g.	Whether the chairman is also serving as CEO;

h.	Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

i.	Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

j.	For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

k.	On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

l.	If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

i.	The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

ii.	The issuer’s governance structure and practices; and

iii.	The issuer’s track record of accountability to shareholders.
2.	In the following situations, votes on director nominees will be WITHHELD:

a.	Nominee attends less than 75% of the board and committee meetings without a valid excuse;

b.	Nominee implements or renews a dead-hand or modified dead-hand poison pill;

c.	Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

d.	Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

e.	Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

f.	Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

g.	Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

h.	Nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

i.	Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

j.	From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

k.	From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

l.	From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

m.	From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

i.	Egregious employment contracts including excessive severance provisions
ii.	Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)
iii.	Huge bonus payouts without justifiable performance
iv.	Performance metrics that are changed during the performance period

v.	Egregious SERP payouts

vi.	New CEO with overly generous new hire package

vii.	Internal pay disparity

viii.	Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

ix.	Multi-year base salary increases guaranteed as part of an employment contract

x.	Perks for former executives including car allowances and personal use of corporate aircraft

xi.	Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

xii.	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

xiii.	Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

xiv.	Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

n.	From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

3.	In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

a.	Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

b.	Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

c.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

d.	The board makes a material, adverse change to an existing poison pill without shareholder approval.

e.	The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

i.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

ii.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the previous two years.

B.	Majority Voting for Director Elections (U.S. and Canada)
Shareholder proposals calling for majority voting thresholds for director elections
We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
C.	Chairman and CEO are the Same Person
We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.
D.	Majority of Independent Directors
1.	We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

2.	We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E.	Stock Ownership Requirements

1.	We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

2.	We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

F.	Options Backdating

1.	We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

2.	We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

b.	Length of time of options backdating;

c.	Size of restatement due to options backdating;

d.	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

e.	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
G.	Lack of nominating committee
We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.
H.	Term of Office
We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
I.	Requiring two or more nominees
We vote AGAINST proposals to require two or more candidates for each board seat.
J.	Age Limits
We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
K.	Director and Officer Indemnification and Liability Protection
1.	Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

2.	We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

3.	We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

L.	Succession Planning
Shareholder proposal seeking the adoption of a documented CEO succession planning policy.
We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.
M.	Limits for directors receiving 25% Withhold Votes
Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.
We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.
N.	Establish/Amend Nominee Qualifications
We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:
1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
3.	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
4.	The scope and structure of the proposal
O.	Director Elections – Non-U.S. Companies
1.	Canada
In the following situations, votes will be WITHHELD:

a.	From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

b.	From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

c.	From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

d.	The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

e.	The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

f.	Applicable to all TSX-listed companies, votes from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

i.	The board is less than majority independent; or

ii.	The board lacks a separate compensation or nominating committee.

g.	For TSX Venture companies, votes from individual directors (and the whole slate if the slate includes such individual directors) who:
i.	Are insiders on the audit committee.
h.	Votes from individual directors (and the whole slate if the slate includes such individual directors) who:
i.	Are insiders on the compensation or nominating committee and the committee is not majority independent.
i.	Votes from individual directors (and the whole slate if the slate includes such individual directors) who:
i.	Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent
In the following situations, we will vote AGAINST:
a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.
2.	Europe
a.	Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

b.	Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

c.	Bundling of proposal to elect directors For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

d.	Majority-independent board (i.e., greater than 50%)

For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50% independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50% of the board must consist of labor representatives by law, we require one-third of the total board be independent.

France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

e.	Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis

f.	All European Markets

RIM will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote will be made on a CASE-BY-CASE basis. In order for RIM to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.)

3.	Ireland
We vote AGAINSTNon-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.
4.	Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.
5.	Australia
We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.
6.	Hong Kong, Singapore
We vote AGAINST:

a.	Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

b.	Audit committee members who are former partners of the company’s auditor;

c.	Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences.

d.	Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent.

We will NOT vote against the election of a CEO or a company founder who is integral to the company.
7.	Malaysia
We vote AGAINST

a.	Insiders on the audit or remuneration committees;

b.	The election of management nominees if the nominee is an executive director and is a member of the audit or remuneration committees.

8.	South Korea
We vote AGAINST any nominee who is a non-independent director serving on the audit committee.
9.	Korea, South Korea and South Africa
We vote AGAINST the reelection of any outside directors who have attended less than 75% of board meetings.
10.	South Korea, Philippines
a.	We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

b.	We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors.

c.	We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

d.	Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:
i.	Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.
11.	Austria
We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.
12.	France (MSCI EAFE Index) — Combined Chairman/CEO
On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:
We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:
a.	If it is a temporary solution;

b.	If his/her removal from the board would adversely impact the company’s continuing operations;

c.	If the company provides compelling argumentation for combining the two functions; or

d.	If the company has put a sufficiently counterbalancing governance structure in place. A counterbalancing structure may include the following:

i.	At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

ii.	No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

iii.	The chairmen of audit, remuneration and nomination committees are independent directors; and

iv.	All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards
13.	Denmark — Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action
14. Sweden — Director Elections/Labor Representatives
a.	For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

b.	In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.
15. Israel
For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.
Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.
a.	We vote AGAINST proposals that would:

i.	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

ii.	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

iii.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

iv.	For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

v.	If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.
b.	We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.
c.	For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law
16. Japan
a.	We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

b.	For listed subsidiary companies that have publicly-traded parent cos, we vote AGAINST reelection of the top executive(s) if the board, after the shareholder meeting does not include at least two independent directors.

c.	For listed subsidiaries with the three-committee structure, we vote AGAINST the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors.

d.	The firm will not vote AGAINST the reelection of executives as long as the board includes at least one independent director.

e.	We vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS’ independence criteria for Japan.

f.	For companies with a three-committee structure, RIM will vote AGAINST outside director nominees who are regarded as non-independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders

17. Germany
a.	For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

b.	For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

c.	We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.
18. Spain
We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.
We vote AGAINST the routine election and reelection of directors if they are bundled under a single voting item.
19. United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.
20. Germany, U.K., The Netherlands
We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

a.	There are compelling reasons that justify the election or re-election of a former CEO as chairman;

b.	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

c.	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

d.	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

21. Latin America, Turkey, Indonesia
WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.
22. Russia
WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.
23. Taiwan
WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.
24. India
a.	We will vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

b.	We will vote AGAINST an individual nominee if he/she is an executive director, who is neither the CEO nor a member of the founding family, and sits on either the audit or remuneration committee. If the company does not have a remuneration committee, it will be assumed that the whole board serves as the remuneration committee and we will vote AGAINST the reelection of executive directors who are neither the CEO nor a member of the founding family.

25. Austria:

a.	We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, RIM will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies. For core companies where the board must include labor representatives by law, RIM will require that one-third of the total board be independent.
26. Finland:

a.	As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

b.	We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

27. South Africa:
We will vote FOR the reelection of directors unless:

a.	Adequate disclosure has not been provided in a timely manner;

b.	There are clear concerns over questionable finances or restatements;

c.	There have been questionable transactions with conflicts of interest;

d.	There are any records of abuses against minority shareholder interests;

e.	The board fails to meet minimum governance standards;

f.	There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

g.	Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

h.	Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

a.	The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

b.	The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

c.	The director is the former CEO who has been appointed as chair;

d.	The director is a non-independent NED who serves on the audit committee;

e.	The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

f.	The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

g.	Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

c.	The committee includes one or more non-independent NEDs;

d.	The audit committee member is a non-independent NED;

e.	Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility
28. Tax Havens

f.	For US companies we apply the US guidelines.

g.	For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

h.	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

i.	For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

j.	We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

k.	We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests
A. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.	Long-term financial performance of the target company relative to its industry;

2.	Management’s track record;

3.	Background to the proxy contest;

4.	Qualifications of director nominees (both slates);

5.	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

6.	Stock ownership positions.

B. Reimburse Proxy Solicitation Expenses
We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.
III. Auditors
A. Ratifying Auditors
1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.	We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.	We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.
B. Italy — Director and Auditor Indemnification
Proposals seeking indemnification and liability protection for directors and auditors
1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.
C. Austria, Greece, Portugal and Spain:
We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.	Name of the proposed auditors has not been published;

5.	The auditors are being changed without explanation; or

6.	Fees for non-audit services exceed standard annual audit-related fees.

D. MSCI EAFE Companies — Auditor Fee Disclosure
1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.	The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.
IV. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
1.	We vote AGAINST proposals to classify the board.

2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
1.	We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
1.	We vote AGAINST proposals to eliminate cumulative voting.

2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:
a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot
3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).
D. Shareholder Ability to Call Special Meetings
1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent

1.	We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

2.	Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

a.	Shareholders’ current right to act by written consent;

b.	The consent threshold;

c.	The inclusion of exclusionary or prohibitive language;

d.	Investor ownership structure; and

e.	Shareholder support of, and management’s response to, previous shareholder proposals.

3.	RIM will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

a.	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

b.	A majority vote standard in uncontested director elections;

c.	No non-shareholder-approved pill; and

d.	An annually elected board.

F. Shareholder Ability to Alter the Size of the Board
1.	We vote FOR proposals that seek to fix the size of the board.

2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.
V. Tender Offer Defenses
A. Poison Pills
1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:
a.	A shareholder-approved poison pill is in place.

b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:
i.	Shareholders have approved the adoption of the plan, or

ii.	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.
2.	We vote FOR shareholder proposals to redeem a company’s poison pill.

3.	We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.	The value of the NOLs;

c.	The term;

d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

e.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.	Any other factors that may be applicable.
B. Poison Pills (Japan)
We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

1.	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

2.	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

3.	The effective duration of the poison pill is for a maximum of three years.

4.	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

5.	The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

6.	There are no other protective or entrenchment tools.

7.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C. Anti-Takeover Proposals (France)
We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
D. Fair Price Provisions
1.	We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
E. Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F. Pale Greenmail
We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.
G. Unequal Voting Rights
1.	We vote AGAINST dual class exchange offers.

2.	We vote AGAINST dual class recapitalizations.
H. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.	Ownership structure;

b.	Quorum requirements; and

c.	Supermajority vote requirements.

I. Supermajority Shareholder Vote Requirement to Approve Mergers
1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
J. White Squire Placements
We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
K. Protective Preference Shares
We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.	No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI. Miscellaneous Governance Provisions
A. Confidential Voting
1.	We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote FOR management proposals to adopt confidential voting.
B. Equal Access
We vote FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
C. Bundled Proposals
We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.
D. Shareholder Advisory Committees
We vote AGAINST proposals to establish a shareholder advisory committee.
E. Charitable Contributions
We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.
F. Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement
We will vote FOR this when:

1.	We support the underlying merger proposal

2.	The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G. Related-Party Transactions (France)
Management proposals to approve the special auditor’s report regarding regulated agreements
1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.	We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.
H. Related Party Transaction Auditor Reports (France)
We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.
I. Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)
Central and Eastern Europe
We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.
Generally, approve “enabling” authority proposal on the basis that RIM would typically expect companies t call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.
In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting. Where the proposal at a give EGM/GM is not time-sensitive, RIM would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.
With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, RIM will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

VII. Capital Structure
A. Common Stock Authorization
1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.	We vote AGAINST proposals which request increases in the number of authorized shares over a level 50% above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.
B. Capital Issuance Requests
1.	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2.	Specific issuance requests will be judged on their individual merits.

3.	Protective Preference Shares (Netherlands)

Management proposals to approve protective preference shares to company-friendly foundations:

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:
a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.

h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.	U.K and Netherlands

We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.	South Africa

a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.	We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.	France

We will vote FOR general issuance requests with or without preemptive rights but with a binding “priority right” for a maximum of 50% over currently issued capital.
C. Stock Distributions: Splits and Dividends
We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.
D. Reverse Stock Splits
1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E. Preferred Stock
1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.	We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.	We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
F. Adjustments to Par Value of Common Stock
We vote FOR management proposals to reduce the par value of common stock.
G. Preemptive Rights
1.	We vote FOR proposals to create preemptive rights.

2.	We vote AGAINST proposals to eliminate preemptive rights.
H. Debt Restructurings
We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs
1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.	Vote AGAINST proposals where:

a.	The repurchase can be used for takeover defenses;

b.	There is clear evidence of abuse;

c.	There is no safeguard against selective buybacks;

d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

J. Share Repurchase Programs to Fund Stock Option Plans
1.	Spain
We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.
2.	Portugal
We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.
K. Additional Share Repurchase Programs
1.	Denmark
Repurchase of shares in lieu of dividends — We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.
2.	Germany and Italy
Repurchase shares using put and call options — We will vote FOR provided the company details:

a.	Authorization is limited to 18 months

b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.	An experienced financial institution is responsible for the trading

d.	The company has a clean track record regarding repurchases.

L. Netherlands — Remuneration Report
Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands — Protective Preference Shares: Proposals to approve protective preference shares
We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M. Tracking Stock
We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.	Adverse governance charges

2.	Excessive increases in authorized capital stock

3.	Unfair method of distribution

4.	Diminution of voting rights

5.	Adverse conversion features

6.	Negative impact on stock option plans

7.	Other alternatives such as spinoff

N. “Going Dark” Transactions
We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.

2.	Cash-out value

D. Employee Stock Purchase Plans
1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:
a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	Limits on employee contribution, either fixed dollar or percentage of salary

c.	Company matching contribution up to 25%

d.	No discount on the stock price on the date of purchase since there is a company matching contribution
3.	Canada
We vote on employee stock purchase plans on a CASE-BY-CASE basis and will APPROVE plans considering the following criteria:
a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	No discount on the stock price on the date of purchase since there is a company matching contribution
E. OBRA-Related Compensation Proposals:
1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features
We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
2.	Amendments to Added Performance-Based Goals
a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).
3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA
We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.
4.	Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.	We generally vote AGAINST plans with excessive awards ($2 million cap).
5.	Independent Outsiders
We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.
F. Shareholder Proposals to Limit Executive and Director Pay
1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.
G. Golden and Tin Parachutes
1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.

3.	Voting in an acquisition, merger, consolidation or proposed sale: We will vote on a CASE-BY-CASE basis on proposals to approve the company’s golden parachute compensation. Items that may lead to a vote AGAINST include:

a.	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

b.	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

c.	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

d.	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

e.	Potentially excessive severance payments;

f.	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

g.	In the case of a substantial gross-up from pre-existing or grandfathered contract: the element that triggered the gross-up.; or

h.	The company’s assertion that a proposed transaction is conditioned on a shareholder approval of the golden parachute advisory vote.

i.	In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (management “say on pay”), RIM will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

H. Employee Stock Ownership Plans (ESOPs)
We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).
I. 401(k) Employee Benefit Plans
We vote FOR proposals to implement a 401(k) savings plan for employees.
J. Pension Plan Income and Performance-Based Compensation
Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.
K. Indexed Options and Performance Vested Restricted Stock
We generally vote FOR indexed options and performance vested restricted stock.
L. Burn Rate
We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.
M. Transferable Stock Options
1.	We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.

b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N. Supplemental Executive Retirement Plan (SERPs)
We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.
O. Pay-for-Superior-Performance
We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.
P. Executive Compensation Advisory Proposal (Say on Pay)

1.	RIM will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

f.	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis. Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.	Balance of performance based versus non-performance based pay. Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.	RIM will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO, and/or AGAINST an equity-based incentive plan proposal if: :

a.	There is a misalignment between CEO pay and company;

b.	The company maintains problematic pay practices;

c.	The board exhibits poor communication and responsiveness to shareholders.

Q. Pre-Arranged Trading Plans (10b5-1 Plans)
We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R. Share Buyback Holding Periods
We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.	A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest. In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, RIM expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.	A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.	The repurchase can be used for takeover defenses;

9.	There is clear evidence of abuse;

10.	There is no safeguard against selective buybacks; and/or

11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S. Tax Gross-Up Proposals
We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
T. Reimbursement of Expenses Incurred from Candidate Nomination Proposal
We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.
U. Equity Based Compensation Plans are evaluated on a case-by-case basis
We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;

2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.	The plan is a vehicle for poor pay practices;

7.	The company has a liberal definition of change-in-control.

V. Golden Coffin (Death Benefit)
We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
W. Hold Till (post) Retirement
We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.
The following factors will be taken into account:
1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
a.	Rigorous stock ownership guidelines, or

b.	A holding period requirement coupled with a significant long-term ownership requirement, or

c.	A meaningful retention ratio,

2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:
We will evaluate such proposals on a Case-by-Case basis.
Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal -— related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy:

1.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Y. Compensation Issue in Non-US Companies
1.	Finland — Stock Options
a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.
2.	Germany — Remuneration Disclosure
We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years
3.	Sweden — Remuneration Report
We vote AGAINST management proposals to approve the remuneration report if:
a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.
4.	Sweden, Norway — Matching Share Plans
We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.

b.	For plans without performance criteria, the shares must be purchased at market price.

c.	For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement — that no more than one free share will be awarded for every share purchased at market value. . ..

d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.
5.	Australia
We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.
We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.
6.	Japan
RIM will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.
RIM will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.
Among other conditions, RIM will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options
7.	Nordic Markets
We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.	Having significantly higher expected dividends than actual historical dividends;

c.	Favorably adjusting the terms of existing options plans without valid reason;

d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.
8.	Italy
We will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.	The options for management are granted without a discount;

c.	An executive director is part of the remuneration committee; or

d.	The company has no remuneration committee and has executive members within the board.
* RIM may apply a carve-out in the case of well designed plans.*
9.	Japan — Director Stock Options
We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)
Z. Canadian Equity Compensation Plans, TSX Issuers
1.	Change-in-Control Provisions
Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.
2.	Amendment Procedures
We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:
a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.	Any reduction in exercise price or cancellation and reissue of options;

c.	Any amendment that extends the term of an award beyond the original expiry;

d.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

e.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes
3.	Employee Share Purchase Plans, Amendment procedures
We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:
a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.	Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.
If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.
IX. State of Incorporation
A. Voting on State Takeover Statutes
We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
B. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.
1.	Canada
a.	RIM will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

i.	The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

ii.	The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.
b.	RIM will vote AGAINST proposals to amend or replace articles/bylaws if any of the following conditions applies:

i.	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

ii.	The quorum for a meeting of directors is less than 50 percent of the number of directors;

iii.	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors; and

iv.	The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

X. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;

2.	Offer price (cost vs. premium);

3.	Prospects of the combined companies;

4.	How the deal was negotiated;

5.	Changes in corporate governance and their impact on shareholder rights;

6.	Change-in-control payments to executive officers and possible conflicts of interest; and

7.	Potential legal or environmental liability risks associated with the target firm

B. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.
C. Spin-offs
Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales
Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations
Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
We vote FOR changing the corporate name.
H. Special Purpose Acquisition Corporations (SPACs)
We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,

2.	Deal timing,

3.	Negotiations and process,

4.	Conflicts of interest,

5.	Voting agreements, and

6.	Governance.

XI. Corporate Governance and Conduct
In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.
1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.	We SUPPORT high-performance workplace standards.

5.	We SUPPORT fair lending guidelines and disclosure at financial companies.

6.	We SUPPORT reporting on equal opportunity and diversity.

7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.	We OPPOSE shareholder proposals on investing in renewable energy sources.

12.	We review proposals requesting information on a company’s lobbying initiatives on a CASE-BY-CASE basis taking into account significant controversy or litigation surrounding public policy activities, the current level of disclosure and the impact the policy issue may have on company’s business.

13.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.	We review on a CASE-BY-CASE basis proposals requesting reports outlining the potential community impact of company operations in specific regions considering: a) current disclosure of applicable risk assessment reports and risk management procedures; b) impact of regulatory non-compliance, litigation, or reputational loss that may be associated with failure to manage the operations in question; c) the nature, purpose, and scope of operations in the specific region; d) the degree to which company policies and procedures are consistent with industry norm; and e) the cost associated with the initiative.

16.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-

sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

17.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

18.	We review on a CASE-BY-CASE requests for company reports on risks associated with their operations and/or facilities, considering: a) the company’s compliance with applicable regulations and guidelines; b) level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and c) existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

19.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.
We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:
a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.	Level of disclosure regarding the issue for which board oversight is sought;

c.	Company performance related to the issue for which board oversight is sought;

d.	Board committee structure compared to that of other companies in its industry sector; and/or

e.	The scope and structure of the proposal.
20.	Genetically Modified Ingredients (GMO):
a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.	The company’s business and the proportion of it affected by the resolution;

ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients
21.	Gender Identity, Sexual Orientation and Domestic Partner Benefits
a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.
22.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data
We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.	The company already publicly discloses comprehensive workforce diversity data; and

c.	The company has no recent significant EEO-related violations or litigation.
23.	Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	RIM will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.	RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	RIM will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.	RIM will vote AGAINST proposals barring the company from making political contributions.

e.	RIM will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

END

Westfield Capital Management Company, L.P.
Proxy Voting Policy
Revised September 2010
Introduction
Westfield Capital Management Company, L.P. (“WCM”) will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.
WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Dissolution of the Proxy Committee
Effective July 2010, WCM’s Proxy Committee was dissolved. After careful assessment of the role and function of the Proxy Committee, it was determined that the topics reviewed with the Proxy Committee were similar to the topics handled by the firm’s Operating & Risk Management Committee. It was also decided that the Westfield Security Analyst is in the best position to review corporate governance matters and contentious shareholder concerns instead of a Proxy Committee.
Proxy Voting Responsibilities
WCM’s proxy voting function is managed by the firm’s Compliance team. WCM uses a third party service, Glass Lewis & Co., to assist with the proxy voting function. WCM’s Senior Compliance Associate (the “Associate”), is responsible for handling the day-to-day items that may arise from voting proxy ballots. These items include, but are not limited to:

1.	overseeing third party service provider hired to process proxy votes; this includes performing periodic audits of proxy votes, reconciliation efforts, and tracking of missing ballot;

2.	ensuring required proxy records are retained according to applicable rules and regulations and internal policy;

3.	preparing and distributing proxy reports for internal and external requests;

4.	at least annually, reviewing proxy policy and voting guidelines;

5.	identifying and reporting any conflicts of interest to WCM’s Operating and Risk Management Committee; and

6.	annually, conducting third party service provider due diligence.
Proxy Voting Process
WCM maintains written voting guidelines that set forth the voting positions on those issues believed most likely to arise day to day. Information on WCM’s proxy voting decision may not be distributed to external solicitors.
For clients that vote with WCM’s standard guidelines (the “Guidelines”), the Associate reviews the proxy agenda against the Guidelines and the recommendation from Glass Lewis. A copy of the Guidelines is attached as Exhibit A. In addition to the Guidelines, WCM will also consider the research and recommendations from Glass Lewis for guidance. A summary of Glass Lewis’ standard policy has been attached as Exhibit B.
WCM will vote all proxies in accordance with Guidelines, with the following exceptions:

1.	Any contentious issues, especially special meeting agendas or contested meetings will be referred to the appropriate WCM Security Analyst. If WCM is a current holder and is among the Top 10 shareholders (based on publicly available 13F filings) the Associate will confirm the recommended votes with the WCM Security Analyst. The WCM Security Analyst will provide a recommended rationale if an override to the Guidelines is proposed.

2.	If the WCM Security Analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients’ best interests, they may request WCM not vote according to the Guidelines. The request must be in writing and shall include an explanation of the rationale for doing so.

3.	If the issue is not covered under the Guidelines, WCM will default to Glass Lewis’ research recommendation.

WCM also offers to vote client proxy ballots in accordance with AFL-CIO Guidelines (Exhibit C) or with Glass Lewis’ Socially Responsible Guidelines (Exhibit D). Westfield will not override any of the voting positions in either the AFL-CIO’s or Glass Lewis’ SRI guidelines.
Conflicts of Interest
WCM’s policy is to vote proxies based solely on the investment merits of the proposal.
For all meetings where we are voting against policy as requested by the WCM Security Analyst and/or client, the Associate will determine whether the issuer has a significant business relationship (i.e., client or vendor) with WCM. When a conflict does exist it is brought to the Operating and Risk Management Committee’s attention. The request to vote against policy must be approved by a majority vote of the Committee.
Currently, there is one existing conflict of interest with respect to proxy voting. In September 2006, Mr. Matthew Strobeck was elected to the Board of Directors of Metabolix, Inc. (“Metabolix”), a publicly traded biotech company headquartered in Cambridge, Massachusetts. In light of the conflicts that arise from the employee holding a directorship with Metabolix, proxies from Metabolix will be voted strictly in accordance with either Glass, Lewis’ or AFL-CIO’s recommendations. WCM will not retain any discretion over such proxies.
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The Associate is responsible for ensuring that all required proxy records are retained in accordance with internal policies and applicable regulations. At a minimum, the following records will be retained by WCM or Glass Lewis:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

2.	electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.	records of each vote cast for each client;

4.	shares on loan and missing ballot reports;

5.	internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc;

6.	written reports to clients on proxy voting and of all client requests for information and WCM’s response;

7.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

Exhibit A
Westfield Capital Management Company, L.P.
Proxy Voting Guidelines
The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients.
I. Board-Approved Proposals
Proxies will be voted for board-approved proposals, except as follows:
A. Matters Relating to the Board of Directors
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:
•	WCM will withhold votes for any nominee for director if

•	The board does not have a two-third majority of independent directors[4]. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass Lewis’ research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares (“Controlled Companies”) as the interests of the majority of shareholders are the interests of that entity or individual

•	The board does not have nominating, audit and compensation committees composed solely of independent directors

•	WCM will withhold votes for any nominee for the:
•	audit committee who sits on more than three public company audit committees

[4]	For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services).

•	compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained

•	compensation committee who is currently up for election and served at the time of poor pay-for-performance.

•	WCM will withhold votes for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

•	WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

•	WCM will withhold votes for all board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

•	WCM will withhold votes for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

•	WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

•	WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

•	WCM will withhold votes for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company’s peers

•	WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.
•	WCM will vote for the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.
B. Compensation Plans

•	Stock Incentive/Option Plans

•	WCM will vote for performance based options requirements

•	WCM will vote for equity based compensation plans if Glass Lewis research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance

•	WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options)

•	WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders

•	WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock’s current market price

•	WCM will vote for stock options if the stock options are fully expensed

•	WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

•	WCM will vote for all deferred compensation plans

•	WCM will vote for all bonus plans recommended by the company’s management
In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.
C. Capitalization

•	WCM will vote for proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

•	WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	WCM will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

•	WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets

•	WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures
WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:
•	WCM will vote for proposals to adopt fair price provisions.
F. Auditors
WCM will vote for board approval proposal regarding the selection or ratification of an auditor except as follows:

•	WCM will vote against when there have been restatements or late filings where the auditors bear some responsibility for the restatements.

•	WCM will vote against when the company has aggressive accounting policies based on Glass Lewis’ research on the policies

•	WCM will vote against when the company has poor disclosure or lack of transparency in financial statements.

•	WCM will vote against when there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

G. Other Business Matters
WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, and procedural matters relating to the shareholder meeting, except as follows:

•	WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

•	WCM will vote against proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM’s vote.

II. Shareholder Proposals

•	WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•	WCM will vote for shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.

•	WCM will vote for shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

•	WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non U.S. Issuers
WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

•	WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•	WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

•	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

•	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

•	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by the WCM Security Analyst.

Exhibit B
Domestic
Proxy Paper Policy Guidelines
An Overview Of The Glass Lewis Approach To
Domestic Proxy Advice

GLASS, LEWIS & CO., LLC • One Sansome street, Suite 3300, San Francisco, CA 94104 • T / 888.800.7001 • F / 415.357.0200 • info@glasslewis.com • www.glasslewis.com
I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:
•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.
Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
Separation of the roles of Chairman and CEO
Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:
1.	We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.	We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.
II. FINANCIAL REPORTING
Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:
•	When audit fees added to audit-related fees total less than one-third of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.
III. COMPENSATION
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on ten overarching principles:
•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:
•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.
Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.
Director Compensation Plans
Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.
Advisory Votes on Compensation

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
IV. GOVERNANCE STRUCTURE
Anti-Takeover Measures Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.
Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
1.	Stock split

2.	Shareholder defenses

3.	Financing for acquisitions

4.	Financing for operations
Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

Exhibit C
Taft Hartley (AFL — CIO Policy)
The AFL-CIO Proxy Voting Guidelines were created to serve pension fund trustees as a guide for voting their funds’ shareholder proxies in a manner that is consistent with the unique fiduciary responsibilities of union pension plans. The guidelines were developed to assist trustees in exercising their ownership rights in ways that achieve long-term value by supporting important shareholder initiatives on corporate accountability. Issues include board of directors proposals, corporate governance proposals concerning employee relations, executive compensation and corporate responsibility. The guidelines provide an in detail discussion of fiduciary duties of plan trustees described under the Employee Retirement Income Security Act (ERISA) and the Department of Labor (DOL) policy statements.
The following are examples of the AFL — CIO Policy position on specific matters.
•	When voting on the board of directors the board’s responsiveness to shareholder concerns as well as their responsiveness to employees and the communities in which they operate will be evaluated. Votes will be withheld for directors that fail to implement proposals that are in the long-term interests of shareholders and have been approved by shareholders in the past 12 months.

•	Proposals for fewer than 5 directors or more than 15 directors will not be supported.

•	Proposals requesting companies to make efforts to create a more diverse board of qualified directors, mainly women and minority groups should be supported.

•	Proposals requesting companies to report on diversity in the workplace should be supported. As long as they are not setting unreasonable goals, or require companies to hire employees that are not qualified for their positions.
For the full AFL — CIO policy please see
http://www.aflcio.org/corporatewatch/capital/upload/proxy_voting_guidelines.pdf

Exhibit D
ESG GUIDELINES
For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

ESG Guidelines
In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced environmental, social and governance practices. This additional level of review is described in more detail below.
Management Proposals
Compensation
Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria as well as other issues relevant to good corporate governance practices. The Glass Lewis ESG policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, Glass Lewis’ ESG policy generally supports proposals seeking to tie executive compensation to alternative performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.
In general, the Glass Lewis ESG policy will evaluate director compensation based on the same criteria as executive compensation but will favor the ability to approve director compensation separate and apart from executive compensation. Furthermore, Glass Lewis will favor evaluating director compensation as it relates to various social criteria. The Glass Lewis ESG policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.
Mergers/Acquisitions
Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction’s likelihood of maximizing shareholder return. However, for the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis focusing on the effects of the transaction on the company’s stakeholders.
Shareholder Proposals
Shareholder Rights
Similar to Glass Lewis’ policy, the Glass Lewis ESG policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis ESG policy will support initiatives that seek to enhance shareholder rights, such as the elimination in/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote and the principle of one share, one vote.
Environment
Glass Lewis’ ESG policy generally supports proposals regarding the environment, in particular those seeking improved reporting and disclosure about company practices which impact the environment. Glass

Lewis’ ESG policy supports increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES . Similarly, Glass Lewis’ ESG policy supports proposals, among others, requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental impact.
The Glass Lewis ESG policy will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis ESG policy supports proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.
As bioengineering and nanotechnology become more prevalent, the Glass Lewis ESG policy carefully scrutinizes any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis ESG policy supports proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.
Glass Lewis’ ESG policy carefully examines each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.
Glass Lewis’ ESG policy evaluates a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis ESG policy will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.
Labor/Human Rights
Glass Lewis’ ESG policy generally supports enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis ESG policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, Glass Lewis’ ESG policy supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis ESG policy will support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Glass Lewis ESG policy supports the International Labor Organization standards and encourages companies to adopt such standards in its business operations.
Glass Lewis’ ESG policy will review the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. These directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met. If a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Glass Lewis ESG policy will consider withholding votes, or voting against, directors based on the severity of the violations and the outcome of the claims.
Health/Safety
Glass Lewis’ ESG policy generally supports proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis’ ESG policy supports proposals calling for the labeling of the use of genetically modified organisms (“GMO”), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis’ ESG policy also supports proposals seeking a report on a company’s drug reimportation policy, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture.
Business Ethics
Glass Lewis’ ESG policy generally supports proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis ESG policy supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Glass Lewis ESG policy supports reporting and reviewing a company’s political and charitable spending as well as its lobbying practices.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
DESCRIPTION OF PROXY VOTING POLICY
     The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix A is a summary of the Guidelines.
     The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”)* to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.
     The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
     GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
     The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Investment Adviser based on its assessment of the particular transactions or other matters at issue.
     Client Directed Votes. GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

*	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

APPENDIX A
GSAM Proxy Voting Guidelines Summary
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1. Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.
Non-audit fees are excessive if:
•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee;

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.
2. Board of Directors
Classification of Directors Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:
•	Inside Director
•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)
•	Affiliated Outside Director
•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years
•	Independent Outside Director
•	No material connection to the company other than a board seat
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
In limited circumstances, we may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:
•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;
•	The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;
•	The full board is less than majority independent (in this case withhold from affiliated outside directors); At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.
Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.
•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (members of the committee of the board that is responsible for the issue under consideration).
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.
GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:
•	The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
3. Executive and Director Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.
     If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include any of the following factors:
•	The plan is a vehicle for poor pay practices;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or

•	There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of long-term company performance and executive pay trends over time;

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals); Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Other considerations include:
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance
•	Egregious employment contracts:
•	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.
•	Excessive severance and/or change in control provisions:

•	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;

•	New or materially amended arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered),

•	Excessive payments upon an executive’s termination in connection with performance failure;

•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring
•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).

•	Excessive Perquisites:
•	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements

•	Extraordinary relocation benefits (including home buyouts)

•	Excessive amounts of perquisites compensation
The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:
•	Company has failed to address issues that led to an against vote in an MSOP;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

•	The company has backdated options.
Golden Parachutes
In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation MSOP), GSAM will incorporate the evaluation and could vote against the MSOP if we find problematic aspects to the Golden Parachutes. In general, the presence of two or more of the following factors could warrant a vote against:
•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote for annual frequency if no management recommendation; otherwise, support two or three year frequency if a company has an independent compensation committee and no long-term pay for performance disconnect identified.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Stock retention holding period
Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Other factors to consider include:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
4. Proxy Contests
Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
5. Shareholders Rights & Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 25 percent or less of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.
7. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:
•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, the following factors should be considered:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement outlining various factors that are not discriminated against. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities;

•	The company’s current level of disclosure on lobbying strategy; and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and
GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association spending.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability and climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
•	No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3. Compensation
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4. Board Structure

Vote FOR proposals to fix board size.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.
5. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:
•	A repurchase limit of up to 10 percent of outstanding issued share capital;

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.
In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years.
In addition, vote AGAINST any proposal where:
•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote CASE-BY-CASE on requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6. Other
Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
7. Environmental, climate change and social issues
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability and climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report or other similar report;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

TYGH CAPITAL MANAGEMENT, INC. (“TCM”)
PROXY VOTING POLICIES AND PROCEDURES
June 2011
For the majority of our clients, we have been delegated the authority to vote all proxies for securities held in the client’s account. As a fiduciary with respect to that responsibility, TCM will vote all proxies for portfolio securities in a manner considered to be in the best interests of TCM’s clients. These Proxy Voting Policies and Procedures describe the manner in which TCM handles, researches, votes and maintains reports on proxy voting. TCM has retained Institutional Shareholder Services (“ISS”) to provide legal oversight, in-depth analysis, and recommendations on all proxy matters. ISS is nationally recognized as one of the leading independent providers of corporate governance information.
Voting Guidelines
TCM uses the voting guidelines set forth in ISS Policies and Procedures, a copy of which is incorporated by reference into this policy. As a general principle, TCM’s proxy voting policy is designed to ensure that TCM is voting in the best interests of the client in terms of the potential economic return on the client’s investment. In addition, this policy and the ISS guidelines are based on the premise that good corporate governance ultimately results in increased shareholder value. As a general practice, and subject to case by case considerations, proposals that are designed to either dissuade or preclude the acquisition or merger of a company, have the effect of diluting the value of the existing shares outstanding, or reduce the power of shareholders over company actions will be rejected. TCM will usually vote for proposals relating to the general election of directors or auditors (absent questions of independence or contested elections), committee responsibilities, debt limits, indemnification, meeting dates or times, company names, and other routine matters. TCM will also usually vote for management sponsored compensation plans if they are consistent with business practices. Proposals that dilute shareholders interests, provide excessive awards, establish poison pills, require supermajority voting or have other objectionable features will generally be rejected. TCM and ISS review, on a case by case basis, proposals relating to business transactions, such as mergers, acquisitions, reorganizations, etc.
Conflicts of Interest
When voting proxies, TCM must consider the interests of its clients and not its own interests. TCM recognizes that potential or actual material conflicts may arise between the interests of TCM and its clients that must be properly addressed and resolved before TCM votes. To address these concerns, TCM’s chief compliance officer (“CCO”) identifies conflicts of interest and resolves them in order to avoid any impropriety or the appearance of impropriety. The following situations may give rise to a conflict of interest:
•	an employee has a relationship with the issuer;

•	any matter involving a client that generates substantial revenue for TCM; or

•	any other issue that the CCO determines is an actual or potential conflict.
A conflict of interest will be considered material to the extent it is determined that such conflict has the potential to influence TCM’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with TCM of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. If a conflict of interest is material, one or more of the following methods may be used to resolve the conflict, including:
•	voting in accordance with the recommendation of ISS or another independent third party;

•	if the client believes that its interests require a different vote, TCM may vote as the client instructs in writing for that ballot;

•	disclosing the conflict to the client and obtaining its consent before voting;

•	suggesting to the client that it engage another party to vote the proxy on its behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.
The CCO shall document the method used to resolve material conflicts of interest.
Voting Procedures
TCM has adopted the following procedures to assist in the review of proxies, the voting of those proxies in accordance with firm policy and the maintenance of voting records.
TCM uses ISS to implement its proxy voting process. ISS has been retained to provide proxy voting analysis and record keeping services. TCM shall instruct each of the custodian banks for its client accounts to forward all proxy materials to ISS for processing. Proxies received by TCM, if any, shall be forwarded to the operations department for processing in a manner consistent with these procedures.
On a weekly basis, TCM sends to ISS a holdings file detailing each equity position held in an account advised by TCM. ISS shall receive proxy material information from the custodian bank for the account. ISS will reconcile the information it receives from TCM and the custodian banks; any discrepancies are noted and resolved by communications between ISS and TCM’s operations staff.
TCM has reviewed and approved the ISS guidelines on how ISS votes on particular proposals. A copy of the most recently approved ISS guidelines is attached as an exhibit to the TCM Compliance Manual. In addition, TCM investment personnel are generally aware of the proposals that are being submitted to shareholders of the companies invested in by TCM. ISS shall vote the received proxies in accordance with its guidelines, unless other instructions are given to ISS by TCM to vote a different way. A summary of the voting records of ISS shall be reviewed each month by TCM’s CCO and its Chief Investment Officer.
TCM maintains copies of all proxy voting records and, upon request, will provide clients with information on the voting of all proxies on their behalf. If you have any questions or would like additional information, including proxy voting records or a summary of the ISS guidelines, please call Jeff B. Curtis at 503-972-0131.

Delaware Investment Advisers
Summary of Proxy Voting Policies and Procedures
(February 2011)
     Delaware Investment Advisers (the “Adviser”) will vote proxies on behalf of clients pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for its clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of clients.
In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), to analyze proxy statements on behalf of its clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for a client, ISS/RiskMetrics will create a record of the vote that will be available to clients as requested. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities.
The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of its clients.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.
The Adviser also has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of clients are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of clients. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients. Clients may request that their client services representative provide them with a complete copy of the Procedures and information on how their securities were voted by the Adviser.

AQR CAPITAL MANAGEMENT, LLC (“AQR”)
PROXY POLICY
1.	General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.	Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:
(a)	AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.
(b)	AQR will not announce its voting intentions and the reasons therefore.
(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:
•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.
•	AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.
•	If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.
•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.	Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

NWQ INVESTMENT MANAGEMENT COMPANY, LLC
PROXY VOTING POLICIES AND PROCEDURES
1. Application; General Principles
     1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts over which NWQ Investment Management Company, LLC (“NWQ”) has voting authority, directly or indirectly. Indirect voting authority exists where NWQ’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of NWQ or any other client of NWQ. Where NWQ shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate and proxy voting authority is not reserved by NWQ, proxy voting shall be delegated to the advisory affiliate in accordance with its proxy voting policies and procedures, as amended from time to time, (subject to Section 2 with regard to determination it may be in clients’ overall best interests not to vote).
2. Voting; Procedures
     2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.
     2.2 The Proxy Voting Committee shall be comprised of at least one senior portfolio manager. The Committee may also seek the assistance of others, including investment, operations, legal or compliance personnel as necessary.
          2.2.1 The Proxy Voting Committee shall:
•	supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ (see Section 3 for definition of material conflict of interest) and the proxy voting process in respect of securities owned by or on behalf of such clients;

•	determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

•	determine when NWQ may deviate from these Policies and Procedures.
     2.3 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, NWQ has adopted the guidelines of and will generally vote in accordance with the recommendations of Risk Metrics Group (“RMG”) (formerly, Institutional Shareholder Services, Inc.), as such guidelines may be updated from time to time (the current guideline summaries are attached hereto as Exhibit A). In select other cases, NWQ may agree generally to vote proxies for a particular client account in accordance with the third party recommendations or guidelines selected by the client, such as the AFL-CIO Guidelines (guideline summary available on request). The applicable recommendations and guidelines employed by NWQ shall be referred to herein as the “Guidelines” and the “Recommendations” respectively. As a general matter, unless otherwise restricted NWQ reserves the right to override the applicable Recommendations or Guidelines in any situation where it believes that following such Recommendations or Guidelines is not in its clients’ best interests.
          2.3.1 Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines.

          2.3.2 Where any material conflict of interest has been identified and the matter is not covered by the applicable Recommendation or Guidelines, NWQ may (i) vote in accordance with the recommendation of an alterative independent third party (who may be a proxy voting service) or (ii) disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself (and document the basis for the decision).
     2.4 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.
          2.4.1 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is done in a few foreign countries). However, NWQ may decide, on an individual security basis that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).
          2.4.2 To the extent that NWQ receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ’s interest in maximizing the value of client investments. NWQ may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.
          2.4.3 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.
3. Material Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:
          3.1.1 The issuer is an institutional separate account client of NWQ or wrap program in which NWQ participates as an investment manager that paid fees to NWQ for the prior calendar year in excess of 1% of NWQ’s annual revenues for that year. This analysis will be performed in February of each year.
          3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative 5 of any such person is or was (within the past three years of the proxy vote) an executive officer or director employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ’s last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim. This analysis will be performed in February of each year.
          3.1.3 Any other circumstance that NWQ is aware of where NWQ’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

[5]	For the purposes of these Guidelines, “relative” includes the following family members: spouse, minor children or stepchildren.

          3.1.4 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
          3.1.5 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors.
          3.1.6 Notwithstanding the foregoing, business arrangements that NWQ is not actively involved in shall not be deemed to raise a material conflict of interest for NWQ. For example, if NWQ is aware that an issuer is considering the inclusion of an NWQ-advised fund in its 401(k) plan menu, but NWQ is not actively soliciting the business, NWQ shall not be deemed to have a material conflict of interest in voting proxies of the issue.
4. Recordkeeping and Retention
     4.1 NWQ shall retain records relating to the voting of proxies, including:
          4.1.1 Copies of these Policies and Procedures and any amendments thereto. Copies of applicable Policies and Procedures adopted by NWQ’s advisory affiliate with regard to any securities in client accounts managed under shared investment discretion (as referenced in section 1.2 above), and any amendments thereto.
          4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission or foreign regulator (“Proxy Statement”), or English translation of Proxy Statement as made available through a third party service provider regarding securities held on behalf of clients who have authorized voting of proxies, with exception of any “legacy securities” ballots or proxy statements (referenced in section 2.3.2 above) not voted.
          4.1.3 Records of each vote cast by NWQ (or its advisory affiliate, as applicable) on behalf of clients; these records may be maintained on an aggregate basis for certain clients (e.g., managed account clients).
          4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.
          4.1.5 A copy of each written request for information on how NWQ (or its advisory affiliate, as applicable) voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how such proxies were voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.
     4.3 NWQ may rely on Proxy Statements filed on the SEC’s EDGAR system or on Proxy Statements, ballots and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.
Adopted: June 24, 2003
Amended: May 21, 2007
Amended: February 25, 2009

RIVER ROAD ASSET MANAGEMENT, LLC
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
River Road Asset Management, LLC (“River Road”) will exercise discretionary voting authority over proxies issued for securities held in client accounts, unless voting authority has been reserved explicitly by the client or assigned to another party by the governing account documents. River Road has adopted Proxy Voting Policies and Procedures that govern its proxy voting activities and has established two proxy committees, the Proxy Voting Policy Committee and the Proxy Voting Procedure Committee, collectively referred to as (the “Committee”) which oversee River Road’s proxy voting activities. To discharge its duties, the Committee has hired Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis provides analysis of proxy proposals on a case-by-case basis, tracks and receives proxies on which clients are entitled to vote, votes proxies pursuant to guidelines adopted by the Committee (or pursuant to special instruction) and compiles and provides client voting records. Generally, Glass Lewis will vote proxies consistent with the established guidelines; however, River Road’s portfolio managers may choose to instruct Glass Lewis to cast votes differently from the guidelines with respect to a particular proxy based on the investment implications of each issue. In such cases, River Road requires that the investment rationale be documented and that the prior approval of River Road’s Chief Compliance Officer (“CCO”) or his designee be obtained. Additionally, in such cases, there may be instances where River Road or its personnel are subject to conflicts of interest in the voting of proxies.
River Road has eliminated most conflicts of interest as the majority of proxies is voted by Glass Lewis, an independent third party, pursuant to the guidelines adopted by the Committee. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when River Road or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company) or a third party that is a proponent of a particular outcome on a proxy issue. River Road requires documentation regarding potential conflicts of interest (or lack thereof), for all employees, and in cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps which may include obtaining the prior approval of the Chief Investment Officer and Chief Compliance Officer, obtaining Committee review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (i.e., in the same proportion and manner as other shareholders), or taking such other action as necessary to protect the interests of clients.
Under certain circumstances, River Road may choose not to vote proxies. In many non-U.S. markets, shareholders may be prevented from selling shares within a certain period of time prior to the shareholder meeting date (commonly referred to as share blocking). In such cases, River Road compares the benefits to its clients expected to be derived from the voting of blocked shares versus the ability to sell the blocked shares and as a result may choose not to vote the shares.
River Road also may choose not to vote non U.S. proxies when the actual costs of voting the shares outweigh the perceived client benefit; such as cases where traveling to the country to vote the shares in person is required. Additionally, where clients have implemented securities lending programs, River Road will be unable to vote proxies for securities on loan unless River Road issues instructions to the client’s custodian to retrieve the securities prior to the record dates. River
Road may choose to refrain from calling back such securities when the voting of the proxies is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement. Although River Road generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause River Road to vote differently for different client accounts. In addition, certain clients may provide River Road with voting guidelines that differ from those adopted by River Road. In such cases, River Road will instruct Glass Lewis to vote proxies pursuant to client guidelines.

2011 Systematic Financial Management, L.P.
Proxy Voting General Guidelines
Clients may delegate proxy-voting authority over their account to Systematic. The client through notice may make such delegation to the account custodian or brokerage firm. In the event a client delegates proxy voting authority to Systematic, it remains the client’s obligation to direct their account custodian or brokerage firm to forward applicable proxy materials to Systematic’s agent of record so their account shares can be voted. Systematic will not vote shares unless its agent receives proxy materials on a timely basis from the custodian or brokerage firm. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic. However clients who participate in securities lending programs may revoke their participation in such programs without notice to Systematic.
Systematic has retained an independent proxy-voting agent (agent) ISS Governance Services, and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.
Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s Proxy Voting Policies is being followed. Systematic will maintain documentation of any such voting decision.
The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.
Voting Guidelines
Systematic maintains four sets of proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish to be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below. Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic firm its proxy voting vendor on a timely basis.
Share Blocking
In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic’s maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act.

AllianceBernstein L.P.
Statement of Policies and Procedures for
Proxy Voting
(Dated March 2011)
1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the Proxy Committee may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
     2.1. Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.
     2.2. Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.
     2.3. Appointment of Auditors
AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.
     2.4. Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.
     2.5. Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
     2.6. Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
     2.7. Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.
     2.8. Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.
     2.9. Social and Corporate Responsibility
These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
3. Proxy Voting Procedures
     3.1. Proxy Voting Committee
In addition to our firm-wide proxy voting policies, our proxy voting committee (“Proxy Committee”) is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee includes senior investment professionals from both value and growth equities. Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to senior investment professionals, the Proxy Committee also consists of members of the Legal and Compliance Department. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy and to review the Proxy Voting Statement and this manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.
     3.2. Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.
     3.3. Proxies of Certain Non-U.S. Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.
     3.4. Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
     3.5. Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ARROWSTREET CAPITAL, LIMITED PARTNERSHIP
PROXY VOTING POLICY & PROCEDURES
     Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has adopted this Policy and related procedures to provide for voting of securities held in client accounts consistent with its fiduciary duty of care and loyalty and in a manner consistent with the best interest of the client and, in the case of benefit plans subject to ERISA, in the best interest of the plan participants and beneficiaries.
Accounts Subject to this Policy
     This Policy applies to all client securities for which Arrowstreet has discretionary voting authority. This Policy does not apply to securities held in any client account to the extent voting authority is retained by the client or directed by the client to be exercised by another party.
     In any case where Arrowstreet has discretionary authority to manage a client’s account but the agreement governing the client’s account does not expressly address voting authority, Arrowstreet will exercise voting authority under this Policy until the agreement with the client expressly provides otherwise. In any case where Arrowstreet does not have discretionary authority to manage the investments in an account and the agreement governing the account does not expressly address voting authority, Arrowstreet will not exercise such authority.
Policy to Delegate to Third Party Voting Service
     Arrowstreet believes that, due to the particular features of Arrowstreet’s management style and organization, it is in the best interests of its clients for Arrowstreet to use a third party service provider to assist in fulfilling its voting responsibilities. Accordingly, Arrowstreet has currently delegated Institutional Shareholder Services (“ISS”), the responsibility to:
•	monitor events affecting the issuers of client securities as required to cast informed votes;
•	make decisions on voting client securities and vote the securities in a timely fashion; and
•	maintain all records concerning the foregoing required by the Securities and Exchange Commission, the Department of Labor and otherwise with respect to Arrowstreet’s clients.
     ISS maintains a set of proxy voting guidelines that describe in greater detail how it generally votes specific issues for Arrowstreet’s clients. While it is not an exhaustive list, it is intended to serve as the foundation on which ISS makes most of its proxy voting decisions. The guidelines are available to clients upon request. Arrowstreet will review ISS’s proxy voting policy and guidelines from time to time to determine if votes cast on behalf of Arrowstreet’s clients are consistent with its stated policy and guidelines.
Client Voting Directions
     Arrowstreet does not generally accept directions or guidelines from clients regarding the voting of securities held in their accounts other than to assign the responsibility for voting to a third party service selected by either the client or Arrowstreet. Arrowstreet recommends that any client wishing to direct the voting of its securities should either retain the voting authority itself or grant such authority to another party. Any such action must be reflected in the client’s account agreement. Arrowstreet may accept client voting directions or guidelines only with the approval of the Coordinator, as defined below. If the Coordinator agrees that Arrowstreet may accept voting directions from a particular client, the Coordinator will establish a mechanism to ensure that those directions are considered when the client’s securities are voted.
     Limitations on Exercising Right to Vote
     The following are limitations on Arrowstreet’s and its third party provider’s ability to vote proxies on behalf of clients:
     Shareblocking Markets
     Arrowstreet may in certain cases refrain from voting if voting could potentially restrict Arrowstreet’s ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, Arrowstreet generally instructs ISS to refrain from voting in shareblocking markets.
     Securities Lending
     Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because neither Arrowstreet nor ISS are generally aware of when a security may be on loan, these securities cannot generally be recalled prior to the record date, and, therefore, in most cases, the shares on loan will not be voted.
Conflicts of Interest
     Arrowstreet manages the assets of various public and private company clients, and may invest in the equity securities of certain public companies on behalf of its clients.6 Arrowstreet recognizes that the potential for conflicts of interest could arise in situations where it has discretion to vote client proxies and where it has material business relationships7 or material personal/family relationships8 with these issuers (or with a potential target or acquirer, in the case of proxy vote in connection with a takeover). Arrowstreet also believes that although the potential for abuse in this area is extremely unlikely since the proxy voting function has been delegated to its third party voting service, it is still important to be mindful of potential conflicts. To address these potential conflicts Arrowstreet has established a Proxy Voting Committee (“the Committee”). The Committee consists of the Partner, Finance and Compliance and designated Compliance Officers. The Committee will use reasonable efforts to determine whether a potential conflict may exist, including maintaining a list of clients with whom Arrowstreet has a material

[6]	It is Arrowstreet’s general policy not to invest in private securities such as Rule 144A securities. If a portfolio were to hold a private security, however, and a proxy needed to be voted, we would vote in accordance with our established proxy voting policy including our process for voting securities where a conflict of interest was present.

[7]	For purposes of this proxy voting policy, a “material business relationship” is considered to arise in the event a client has contributed more than 10% of Arrowstreet’s annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

[8]	For purposes of this proxy voting policy, a “material personal/family relationship” is one that would be reasonably likely to influence how proxies are voted. To identify any such relationships, the Proxy Voting Committee will obtain information on a regular basis about (i) senior executives and directors, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuers.

business relationship. However, a potential conflict will be deemed to exist only if one or more of the members of the Committee actually knows of the potential conflict. The Committee will work with ISS to oversee the proxy voting process for securities where it is believed that there may be a potential conflict, and will document ISS’s rationale for its voting decision.
     It is Arrowstreet’s policy not to accept any input from any other person or entity in connection with proxy voting decisions. In the event that an Arrowstreet employee is contacted by any person or entity, other than ISS or through standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event will be reported to the Compliance Officer and will be documented. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of clients’ investments.
Proxy Voting Procedures
Arrowstreet’s Proxy Coordinator
     Arrowstreet’s proxy coordinator (“Coordinator”) will be one or more individuals appointed by its board of directors from time to time. The Coordinator will be responsible for implementing this Policy. In general, the Coordinator will:
•	investigate and select one or more third party voting services;
•	monitor the performance of the third party voting service(s) used by Arrowstreet for compliance with this Policy;
•	provide for necessary recordkeeping and client disclosures;
•	monitor the relevant operations of Arrowstreet and its custodians, including the operation of this Policy; and
•	report periodically to the board of directors on the operation of this Policy and make recommendations for any changes to the board of directors.
     The Coordinator may delegate any of his or her responsibilities to other Arrowstreet personnel, provided that the Coordinator exercises such oversight and control as to ensure compliance with this Policy.
Coordination with Custodian
     The Coordinator will provide for coordination between Arrowstreet, the custodian(s) of all client accounts subject to this Policy, and the respective third party service provider(s) to facilitate the delivery of all proxies and related materials for the respective client securities in a timely manner.
Interpretation; Waivers; Amendment
     The Coordinator may, subject to the oversight of the board of directors, interpret this Policy and adopt additional procedures for its administration. The Coordinator may waive any provision of this Policy in any particular case if consistent with the goals of the Policy. The board of directors may amend this Policy in any respect. All such actions will be in compliance with SEC Rule 206(4)-6 or any successor provision.
Third Party Voting Services
     Initial Investigation

     Before engaging a third party voting service, the Coordinator will make reasonable inquiry to ensure that the voting policies of the service provider are consistent with the client’s best interests. Such inquiry will include a review of the service’s qualifications and capacity to perform the services required, its policies and procedures for monitoring corporate events and making voting decisions, and its procedures for resolving material conflicts between its interests and those of the client accounts for which it votes.
     Recordkeeping; Reporting
     The Coordinator will obtain the commitment of any such third party service provider to produce its policies and all applicable voting records as promptly as necessary for Arrowstreet to comply with its regulatory and client obligations.
     Periodic Monitoring
     The Coordinator’s periodic review of the operation of this Policy will include monitoring the performance of each third party service provider retained by Arrowstreet to ensure, among other things, that client securities are actually being voted in accordance with the provider’s stated policies and that any changes to such policies are in the clients’ best interest.
Disclosure to Clients
     Arrowstreet will make disclosure to clients of this Policy and how they may obtain information on how Arrowstreet voted with respect to their securities.
Recordkeeping
     The Coordinator will provide that the following records related to the implementation of this Policy to be maintained by Arrowstreet or, subject to appropriate commitments to provide the same upon request, its third party service provider in the manner and for such period as is required by SEC Rule 204-2:
•	Copies of all proxy voting policies and procedures;
•	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;
•	A record of each vote cast by or on behalf of Arrowstreet with respect to client shares;
•	A copy of each written client request for information on how Arrowstreet or its third party service provider voted that client’s shares, and a copy of any written response by Arrowstreet to any written or oral client request for such information; and
•	A copy of each document prepared by Arrowstreet material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision.

PROXY VOTING POLICY OF
LAZARD ASSET MANAGEMENT LLC
AND
LAZARD ASSET MANAGEMENT (CANADA), INC.
     A. Introduction
     Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.
     B. Responsibility to Vote Proxies
     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
     As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.
     C. General Administration
     1. Overview

     Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.
     2. Role of Third Parties
     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.
     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.
     3. Voting Process
     Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.
     In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy-specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed.

(See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.
     Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)
     D. Specific Proxy Items
     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.
          Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.
     1. Routine Items
     Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
•	issues relating to the timing or conduct of annual meetings; and
•	name changes.
     2. Corporate Governance and Shareholder Rights Matters
     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
     a. Board of Directors and Its Committees
     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:
•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;
•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;
•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;
•	For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;
•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;
•	On a case-by-case basis on all proposals relating to cumulative voting;
•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.
•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;
•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;
•	Against shareholder proposals seeking to establish director stock-ownership requirements; and
•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.
     b. Anti-takeover Measures
     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:
•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.
     c. Conduct of Shareholder Meetings
     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:
•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.
     3. Changes to Capital Structure
     Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:
•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
     4. Stock Option Plans and Other Executive Compensation Issues
     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:
•	On a case-by-case basis regarding all stock option plans;
•	Against restricted stock plans that do not involve any performance criteria;
•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.
     5. Mergers and Other Significant Transactions
     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.
     6. Social and Political Issues
     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.
     E. Voting Non-U.S. Securities
     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.
     There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)
     F. Conflicts of Interest
     1. Overview
     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
     Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:
•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
     2. General Policy and Consequences of Violations
     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as

Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
     3. Monitoring for Conflicts and Voting When a Material Conflict Exists
     ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.
a. Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
b. Where Approved Guideline Is Case-by-Case
     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.
G. Other Matters
     1. Issues Relating to Management of Specific Lazard Strategies
     Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.
     Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
     Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.
     2. Stock Lending
     As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
H. Review of Policy
     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2011
     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
     The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

     MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
     In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
     As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
     MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
     MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

     MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”
     MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to a majority-approved shareholder proposal that MFS has supported; or (3) the board has implemented a poison pill without shareholder approval since the last annual meeting, (including those related to net-operating loss carryforwards).
     MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Compensation” for further details.
     MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

     MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•	Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

     MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Stock Plans

     MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
     MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
     MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

     MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.
     MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

     MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain board nominees. MFS may also vote against certain board nominees if an advisory pay vote for a U.S. issuer is not on the agenda and the company has not implemented the advisory vote frequency supported by a plurality of shareholders.
     MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

     From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
     Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

     In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
     MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
     MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

     When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

     There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

     MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

     MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

     The right to call a special meeting or act by written consent can be a powerful tool for shareholders.. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

     MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

     MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
     MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.
     MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
     MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
     The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
          Foreign Issuers
     MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.
     MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

     Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.
     Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.
     In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
     In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

     The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

     The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
     In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

     The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.
     From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.	Gathering Proxies

     Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
     MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
     The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
     It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

     Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
     As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.
     As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

     In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

     From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

     The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

     MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

          MFS Funds
     MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
          All MFS Advisory Clients
     MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
     Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

William Blair & Company
Global Proxy Voting Policy Statement
Procedures and Guidelines
This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.
The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the applicable rules of the Department of Labor and the Securities and Exchange Commission.
General Policy
William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.
All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.
For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.
Conflicts of Interest Policy
William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

•	William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

•	A William Blair & Company principal or employee currently serves on the company’s Board of Directors.

•	William Blair & Company, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

•	The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines

•	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company, which analyzes each vote from the shareholder vantage point

International Markets Share Blocking Policy
In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.
Recordkeeping and Disclosure
Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.
Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.
The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II.

Exhibit A – Share Block by Country

Country	Shareblocking Start Period	Shareblocking End Period
Argentina	Generally 3-7 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Austria	Not applicable.	Not applicable.
Belgium	Application of blocking varies by issuer	1 business day following successful conclusion of the meeting.
Czech Republic	Varies by Issuer. Generally 2-7 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Egypt	Generally 3 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Greece	Generally 5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Hungary	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Italy	Generally 1-5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Kazakhstan	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Latvia	Generally 10 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Lebanon	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Luxembourg	Varies by issuer.	1 business day following successful conclusion of the meeting.
Mauritius	Varies by issuer.	1 business day following successful conclusion of the meeting.
Morocco	Generally 1 business day prior to meeting date.	1 business day following successful conclusion of the meeting.
Netherlands Antilles	Varies by Issuer.	1 business day following successful conclusion of the meeting.
Netherlands	Varies by issuer.	1 business day following successful conclusion of the meeting.
Norway	Application of blocking varies by Subcustodian	1 business day following successful conclusion of the meeting.
Poland	Not applicable.	Not applicable.
Portugal	Generally 10-20 business days prior to meeting date.	1 business day following successful conclusion of the meeting.
Slovak Republic	Varies by issuer.	1 business day following successful conclusion of the meeting.
Switzerland	Varies by issuer.	1 business day following successful conclusion of the meeting.
Turkey	Generally 7 business days prior to meeting date.	1 business day following successful conclusion of the meeting.

1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s) “service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RMG Classification of Directors – International Policy 2010
Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3});

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractualappointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [4]

•	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction). For Central and Eastern European countries: A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure
[5] For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board,unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BYCASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); • Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as oneoff company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other Items
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisers) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

ECHO POINT INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICIES
Introduction
Echo Point recognizes that proxies for companies whose securities are held in client portfolios have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected clients. Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.
Echo Point Proxy Voting Policies
Echo Point has established a Proxy Oversight Committee (the “Committee”), consisting of the Chief Executive Officer and the Chief Compliance Officer. The Committee is primarily responsible for:
•	Approving Echo Point’s Proxy Voting Policy (the “Policy”) and related Procedures;

•	Reviewing reports of proxy votes cast;

•	Reviewing proxies that are voted in a manner inconsistent with the recommendations of a designated, independent third-party proxy research provider;

•	Seeking to identify and properly address material conflicts of interest that may arise;
Echo Point has authorized the appointment of RiskMetrics Group, to provide research on proxy matters and voting recommendations, and to cast votes on behalf of Echo Point. RiskMetrics executes and maintains appropriate records related to the proxy voting process, and Echo Point has access to those records. Echo Point maintains records of differences, if any, between this Policy and the actual votes cast.
Echo Point reviews voting recommendations made to it by RiskMetrics and has determined that RiskMetrics voting guidelines provide guidance in the best interest of our clients. This Policy and RiskMetrics proxy voting guidelines will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.
     Conflict of Interest Identification and Resolution
Echo Point seeks to minimize the potential for conflict by utilizing the services of RiskMetrics to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of RiskMetrics. RiskMetrics has developed a “chinese wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.
While it is generally expected that most proxies will be voted consistent with RiskMetrics recommendation, there may be instances where Echo Point believes that under the circumstances, an issue should be voted in a manner which differs from the RiskMetrics recommended vote. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, Echo Point may consider information from various sources, such as other investment professionals, management of the company conducting the proxy, shareholder groups, and other relevant sources. Instances in which proxies are voted against RiskMetrics recommendations are considered “Overrides” and all such overrides must be described on the attached Proxy Voting Override Form and approved by a member of the Committee. In approving any Override, the Committee member will use his/her best judgment to ensure that the vote is cast in the best economic interest of the affected client(s).
In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Echo Point also has developed a Proxy Vote Watch List (the “Watch List”). The Watch List summarizes public companies with whom Echo Point may have a material conflict of interest with a client in voting a proxy. These may include the following situations:
•	Public companies with whom Echo Point has a current or prospective material business relationship;

•	Public companies for whom Echo Point directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);

•	Public companies where a Echo Point employee, or spouse of a Echo Point employee, is a senior officer, director or has a material business relationship; and

•	Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.
All Overrides approved that related to companies for which a potential conflict of interest has been identified are reviewed by the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a Committee Member is the source of the conflict, that member will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.
In resolving a conflict, Echo Point may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict. Employees are required to report to the Committee any attempted or actual improper influence regarding proxy voting.
Echo Point’s Form ADV will include a description of this Policy and, upon request, Echo Point Inc. will provide clients a copy of the complete Policy. Echo Point will also provide to clients, upon request, information on how their securities were voted.
Echo Point Proxy Voting Operational Procedures
     Reconciliation Process
Echo Point and the custodian each provide holdings to RiskMetrics on a daily basis. Proxy materials are sent to RiskMetrics, which verifies that materials for future shareholder meetings are received for each record date position. RiskMetrics researches and resolves situations where expected proxy materials have not been received. RiskMetrics also notifies Echo Point of any proxy materials received that were not expected.

     Voting Identified Proxies
A proxy is identified when it is reported through the RiskMetrics automated system or when a custodian bank notifies RiskMetrics of its existence. As a general rule, Echo Point votes all proxies to which Echo Point is entitled to vote that are identified within the solicitation period. Echo Point may apply a cost-benefit analysis to determine whether to vote a proxy. For example, if Echo Point is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” Echo Point generally abstains from voting that proxy.
Although not necessarily an exhaustive list, other instances in which Echo Point may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that does not provide Echo Point sufficient time to analyze the proxy and make an informed decision by the voting deadline.
     Proxy Oversight Procedures
1.	A Proxy Voting Record Report is reviewed by the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

2.	A Proxy Override Summary Report is also prepared that documents all votes that were overridden during the period. The Proxy Override Summary Report describes any potential conflicts of interest that have been identified and their resolution. These reports are periodically reviewed by the Committee.
     Maintenance of Proxy Voting Records
The following records are maintained for a period of six years, with records being maintained for the first two years on site:
•	These policy and procedures, and any amendments thereto;

•	Each proxy statement (the majority of which are maintained on a third-party automated system);

•	Record of each vote cast ;

•	Documentation, if any, created by Echo Point that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;

•	Various reports related to the above procedures; and

•	Each written client request for information and a copy of any written response by Echo Point to a client’s written or oral request for information.
Dated: August 2010

ECHO POINT
PROXY VOTING OVERRIDE FORM

To:	Echo Point Operations
From:
Date:
Attached please find Proxy Materials for the following company:

Company Name:
Meeting Date:
This form should be used in the following circumstances:
1.	If the proxy materials relate to a company on Echo Point’s Proxy Vote Watch List (the “Watch List”). The Watch List, which is maintained by the Chief Compliance Officer, summarizes public companies with whom Echo Point may have a material conflict of interest with a client in voting a proxy.

2.	In instances where a member of the investment team believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote of the independent third party. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the Portfolio Manager/Research Analyst may consider information from various sources, such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources.
Check One:
A review of the RiskMetrics recommended vote is necessary because the company is on Echo Point’s Watch List.
☐
OR
I recommend a deviation from the RiskMetrics recommended vote based on the following investment reasons (complete box below):
☐
I certify that the basis for my recommendation is the best interest of our client(s). I am aware of the various potential for conflicts of interest in the proxy voting process and the methods for resolving conflicts of interest and I have no material conflict of interest related to this issuer or this proxy. I have briefly noted in the following box the rationale

Portfolio Manager/Analyst Signature:

Print Name:

Date:

Committee Member Reviewer:

Committee Member Signature:

DODGE & COX	INVESTMENT MANAGERS	SAN FRANCISCO
PROXY VOTING POLICIES AND PROCEDURES
Revised February 11, 2011
     The following proxy voting policies and procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of five series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund, collectively, the “Funds”) as well as individuals, UCITS umbrella funds, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
     These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or, to the extent permitted by applicable law, to vote in accordance with the client’s proxy voting policies and procedures). To the extent issues are not covered by the Dodge & Cox Proxy Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).
GENERAL POLICY
     Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.
     In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox voted and will continue to vote based on its principle of maximizing shareholder value, as described above.
PROXY DECISION-MAKING PROCESS
     All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate and a securities analyst. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (consisting of the current Proxy Officer, appropriate securities analyst, a subset of the firm’s Investment Policy Committee and International Investment Policy Committee, and a member of the Legal/Compliance Department) when necessary. Issues that are not clearly covered by these guidelines are reviewed by one or more members of the Proxy Policy Committee who then decide on an appropriate policy or recommend further review by the relevant investment policy committee.
     To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.
LIMITATIONS RELATING TO PROXY VOTING
     While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Dodge & Cox to vote proxies (e.g., limited value or unjustifiable costs). Such circumstances include when a client has loaned securities to a third party and is unable to recall the securities in sufficient time to vote the proxies by the required deadline. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or foreign regulatory requirements or company governance provisions.
     Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among foreign markets in which the Funds may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Many foreign markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling economic importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of foreign securities if Dodge & Cox does not receive the proxy statement in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.
PROXY VOTING GUIDELINES
     PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.
I.	Routine Business
A.	Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements (foreign companies).

E.	Payment or Distribution of Dividends (foreign companies).

F.	Other Business (domestic companies).
Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and other routine issues. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.
G.	Amend Bylaws/Articles of Association to Bring in Line with Changes in Local Laws & Regulations.
Dodge & Cox will generally support the amending of an issuer’s bylaws to bring the bylaws in line with local laws and regulations however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.
II.	Capitalization / Reorganization
A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).
Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.
E.	Issuance of Blank Check Preferred.
Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense nor carry special voting rights.

F.	Reincorporation.
Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation
A.	Compensation, Stock Option, Employee Stock Purchase Plans and Savings Plans that are Generally in Line with Prevailing Practice.
Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.
B.	Golden Parachutes.
Provisions for “golden parachutes” are evaluated on a case-by-case basis. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.
C.	Expensing Options.
Dodge & Cox generally supports proposals establishing a policy of expensing the costs of all stock options issued by a company in the company’s annual income statement. Most companies report the cost of stock options on a pro-forma basis in a footnote in the financial statements, rather than include the option costs in determining operating income. Dodge & Cox believes that the lack of option expensing may be a factor in encouraging excessive use of options in a company’s compensation plans and that unexpensed options can obscure and understate the cost of executive compensation. Dodge & Cox also believes that a desire to gain personal wealth through options may promote executives to pursue corporate strategies designed to promote short-term stock price rather than long-term corporate value.
D.	Claw-Back of Payments Under Restatement.
In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of negative material restatements and/or whether the company has already adopted a formal claw-back policy. While Dodge & Cox typically votes against shareholder proposals requesting that companies adopt policies that seek to recoup bonuses/awards in the event of a significant negative restatement of financial results, each proposal will be reviewed on a case-by-case basis.
E.	Advisory Votes on Compensation.
Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.

F.	Frequency of Advisory Votes on Compensation.
Dodge & Cox believes that management is in the best position to determine how frequently an advisory vote on compensation should appear on a company’s proxy and will typically vote in line with management’s recommendation with regard to such matters. In the absence of a recommendation by management, Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy every three years consistent with our long-term investment horizon.
G.	Limit Services of Compensation Consultant.
Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.
IV.	Board Related
A.	Election of Directors in Uncontested Elections.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.
Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues. However, when reviewing foreign indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.
C.	Board Structure.
There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors be fixed and cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation and audit committees composed entirely of independent directors.
D.	Independent Chairman (Separate Chairman / Chief Executive Officer).
Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chief Executive Officer and Chairman may not be in the best interests of the company or its shareholders. Dodge & Cox typically will vote in accordance with company management on the above issues.
E.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.
F.	Shareholders’ Ability to Remove and Approve Directors.
Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would support proposals whereby nominations of directors by a stockholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.
G.	Majority of Votes to Elect Directors.
Dodge & Cox will typically support non-binding shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the state law where the company is incorporated; however, if the proposals are binding, Dodge & Cox will give careful review on a case-by-case basis of the potential ramifications (e.g., whether the resolution allows for a carve-out for a plurality vote standard when there are more nominees than board seats).
H.	Classified Boards / Annual Elections.
Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.
I.	Cumulative Voting.
Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company.
J.	Directors Required to Own Specified Amount of Company Stock.
Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company.
K.	Include Shareholders’ Nominations of Directors in Proxy.
Dodge & Cox supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.
L.	Retirement Benefits for Non-Employee Directors.
Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

M.	Director Compensation.
Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate and retain capable directors.
V.	Anti-Takeover / Business Combinations
Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.
A.	Opt-Out of State Law Business Combination Provisions.
Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.
B.	Fair Price.
While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many also give the Board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.
C.	Supermajority.
Dodge & Cox does not support supermajority voting provisions. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.
D.	Shareholder Rights Proposals / Poison Pills.
Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs because they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). In considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

•	20% or higher flip-in or flip-over;

•	Two-to three-year sunset provision;

•	No dead-hand, slow-hand, no-hand or similar features;

•	Shareholder redemption feature — if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
E.	Greenmail.
Dodge & Cox does not support the payment of “greenmail”, the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.
F.	Mergers, Acquisitions and Spin-offs.
Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.
G.	Amend Bylaws Without Shareholder Consent.
Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.
VI.	Shareholder Rights
A.	Confidential Voting.
Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.
B.	Right to Call Meetings.
Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.
C.	Shareholder Action by Written Consent.
Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance, but takes into account other governance rights shareholders may have at the company.
D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.
E.	Omission of “Irrelevant” Proxy Issues.
Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.
F.	One Share, One Vote.
Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights, and will typically support the dissolution of such classes in cases where controlling interest significantly outweighs economic interest. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance on a case-by-case basis.
G.	Electronic Communications to Shareholders.
Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.
VII.	Social / Environmental (Representative Issues)

Consumer /	Environment and	General Corporate	Labor Standards and
Health / Social	Energy	Issues	Human Rights	Military	Workplace Diversity
Animal Rights and Testing	Environment/CERES Principles	Charitable/Political Contributions	Myanmar	Sales of Firearms	Board Diversity

Drug Pricing	Nuclear Power/Waste Disposal	Link Executive Compensation to Social Performance	China		Sexual Orientation

Genetically Modified Food	Renewable Energy		Ireland/ MacBride Principles

Sales of Tobacco	Global Warming		Labor Standards and Human Rights

Israel/Palestine	Sustainability Report		International Codes of Conduct/Vendor Standards

Mexico/ Maquiladora

Debt to Certain Nations

Reproductive Rights

HIV/AIDS

Predatory Lending

Job Loss/Relocation

Dodge & Cox generally supports management’s decisions regarding the company’s business operations and government relations so long as the company is complying with applicable laws and regulations. Therefore, Dodge & Cox will typically vote against shareholder proposals regarding social/human rights, economic, health/environmental issues and political contributions.
VIII.	Mutual Fund Proxies
A.	Election of Trustees/Directors
In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.
B.	Investment Advisory Agreement
Dodge & Cox votes on investment advisory agreements on a case-by-case basis.
C.	Fundamental Investment Restrictions
Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.
D.	Distribution Agreements
Dodge & Cox votes on distribution agreements on a case-by-case basis.
CONFLICTS OF INTEREST
     Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company). Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest and are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer and senior management. The Proxy Policy Committee, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests.
PROXY VOTING RECORDKEEPING
     Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s response to such request (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.
     Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.
REVIEW OF POLICIES AND PROCEDURES
     These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

Western Asset
PROXY VOTING
Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
Policy
     As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
     While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
     In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
Procedure
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
     The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping
Western Asset maintains records ofproxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I.	Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1.	Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
(i)	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

(ii)	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

(iii)	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

(iv)	Votes are cast on a case-by-case basis in contested elections of directors.
2.	Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
(i)	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

(ii)	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

(iii)	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

(iv)	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.	Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
(i)	Western Asset votes for proposals relating to the authorization of additional common stock.

(ii)	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

(iii)	Western Asset votes for proposals authorizing share repurchase programs.
4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
(i)	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

(ii)	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.	Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
(i)	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

(ii)	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II.	Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III.	Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.	Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20°% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
Retirement Accounts
     For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
     In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

MacKay Shields LLC
Proxy Voting Policies and Procedures
1.	Introduction
MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to ensure that proxies are voted in the best interests of the Firm’s clients.
2.	Statement of Policy
2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.
2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.
2.3 MacKay Shields may choose not to vote proxies under the following circumstances:
•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit; or

•	If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

3. Use of Third Party Proxy Voting Service Provider
To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, a business unit of RiskMetrics Group (“ISS”), to assist it in researching voting proposals, analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.
4. Proxy Voting Guidelines
4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). A summary of the current Non-Union Guidelines is attached as Exhibit A.
4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Union Guidelines is attached as Exhibit B.
4.3 For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.
4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.
4.5 In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.
4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.
4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.
4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

5. Client Account Set-up and Review
5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.
5.2 If MacKay Shields has authority to vote a client’s proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines.
5.3 In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.
5.4 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.
6. Overriding Guidelines
A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7. Referral of Voting Decision by ISS to MacKay Shields
7.1 In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields, In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
7.2 In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
8. Conflicts of Interest
8.1 The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).
8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:
•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•	Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:
•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.
8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.
8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.
8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy — i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.
8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:
•	The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

•	The nature of the relationship of the issuer with the Firm, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.
MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9. Securities Lending
MacKay Shields portfolio managers will monitor upcoming meetings and MacKay Shields will request that clients call back securities loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.
10. Reporting
Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:
•	The name of the issuer of the security;

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether MacKay Shields cast its vote on the matter;

•	How MacKay Shields voted; and

•	Whether MacKay Shields voted for or against management.
11. Record-Keeping
Either MacKay Shields or ISS as indicated below will maintain the following records:
•	A copy of the Policy and MacKay’s Standard Guidelines;

•	A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;

•	A record of each vote cast by MacKay Shields on behalf of a client;

•	A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

•	A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.
Such records must be maintained for at least eight years.
12. Review of Voting and Guidelines
As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting.

Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.
13. How to Request Information On How the Firm Voted Proxies
Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212)-754-9205] to MacKay Shields Client Services Department at:
MacKay Shields LLC
9 West 57th Street
New York, NY 10019
ATTN: Client Services

Attachments:
Exhibit A —	Summary of Standard Guidelines for non-union clients

Exhibit B —	Summary of Standard Guidelines for union clients (Taft-Hartley)

Schedule C —	Proxy Vote Override/Decision Form

Effective June 2009

SCHEDULE C
Proxy Vote Override/Decision Form
Portfolio Manager Requesting Override/Making Decision:

Portfolio Management Product Area (check one):	☐ Growth
☐ Value	☐ International Equity	☐ Convertible
☐ Fixed (High Yield)	☐ Fixed (High Grade)
Security Issuer:                                                                      &nbs p;                                        & nbsp;
Security’s exchange ticker symbol:                                                                    ;
Cusip #:                                                                                                                &n bsp;
# of Shares held/par amount held:                                                                     ;                                       & nbsp;
Percentage of outstanding shares/par amount held:                                                                 & nbsp;

Type of accounts holding security:	Mutual Funds (name each fund):
Separate Accounts (specify number):
Other (describe): & nbsp;

Applicable Guidelines (check one):	☐ MacKay Standard (A or B)
☐ Other (specify):
☐ N/A
Shareholder/Bondholder/Lender Meeting Date:                                                                  & nbsp;
Response Deadline:                                                                      &n bsp;                                      &nbs p;
Brief Description of the Matter to be Voted On:

                                       & nbsp;
Proposal Type (check one):
☐ Management Proposal
☐ Shareholder Proposal (identify proponent:                                                              )

Recommended vote by issuer’s management (check one):	☐ For	☐ Against	☐ N/A

Recommended vote by ISS (check one):	☐ For	☐ Against	☐ Abstain	☐N/A	☐ No Recommendation

Portfolio manager recommended vote (check one):	☐ For	☐ Against	☐ Abstain
Describe in detail why you believe this override/decision is in the client’s best interest (attach supporting documentation):

Are you aware of any relationship between the issuer, or its officers or directors, and MacKay Shields or any of its affiliates?
     ☐ No             ☐ Yes (describe below)

Are you aware of any relationship between the issuer, including its officers or directors, and any executive officers of MacKay Shields or any of its affiliates?
     ☐ No             ☐ Yes (describe below)

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and MacKay Shields or any of its affiliates?
     ☐ No             ☐ Yes (describe below)

Are you aware of any relationship between the proponent of the proxy proposal (if not the issuer) and any executive officers of MacKay Shields or any of its affiliates?
     ☐ No            ☐ Yes (describe below)

Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?
     ☐ No            ☐ Yes
If yes, please describe below who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications.

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?
☐ No ☐Yes (describe below)

Certification:
The undersigned hereby certifies that to the best of his or her knowledge, the above statements are complete and accurate, and that such override/decision is in the client(s)’ best interests without regard to the interests of MacKay Shields or any related parties.

Date:
Name:

Title:

Product Head Concurrence with Override Request/Decision:

Date:
Name:

Title:

Legal/Compliance Action:
☐ Override/decision approved
☐ Referred to Compliance Committee for Further Consideration

Date:
Name:

Title:

PIMCO Voting Policy Summary
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of each account, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of accounts.
With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.
PIMCO exercises voting and consent rights directly with respect to debt securities held by a client account. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.
In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy.
The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits

PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”)
PROXY VOTING PROCEDURES AND GUIDELINES
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMIM may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMIM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional RiskMetrics Group Inc. (“RM”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Short-Term Fund on the one hand, and the Short-Term Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Short-Term Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from JPMIM’s Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments of JPMIM) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to RM, which will vote in accordance with its own recommendation.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change. JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•	JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•	JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•	JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•	With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
•	JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•	JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

•	JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

2.19 PROXY VOTING
Rule Ref: Advisers Act Rule 206(4)-6
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.
KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.
Proxy Voting Policy
     Client Votes Proxies
Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.
Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.
     KBII Ltd Votes Proxies
KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.
The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.
The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.
In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.
ISS will retain the following information in connection with each proxy vote:
1.	The issuer’s name;

2.	The security’s ticker symbol or CUSIP, as applicable;

3.	The shareholder meeting date;

4.	The number of shares that KBII Ltd voted;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or a security-holder;

7.	Whether KBII Ltd cast a vote;

8.	How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and

9.	Whether KBII Ltd cast its vote with or against management.
If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).
The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.
Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.
Procedures for Handling Conflicts of Interest
An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.
The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:
•	KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.

•	KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.

•	KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

•	KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.

•	Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.
Role of the Proxy Voting Committee
The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:
•	Chief Investment Officer

•	Chief Compliance Officer

•	Asset Managers who have matters of relevance to be discussed.
The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.
The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.
Voting by the Proxy Voting Committee
The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:
(i)	Long-term economic impact on the subject company.

(ii)	Short-term economic impact on the subject company.

(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

(v)	Long-term and short-term impact on international economic conditions.

(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.

(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
Proxy Voting Committee Voting Principles
The Committee will vote proxies consistent with the following principles:
•	Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

•	If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.
Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.
At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.
Definitions by the Proxy Voting Committee
For the purpose of clarification the committee defined the following terms:
“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.
“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example
•	Uncontested Elections,

•	Approval of Auditors (unless specified),

•	Stock splits,

•	Reverse stock splits,

•	Dividends,

•	Share buybacks.
     “Non — Routine” or contested matters may include the following:
•	Contested elections,

•	Takeover proposals,

•	Management defence strategies,

•	Management compensation issues,

•	Shareholders rights,

•	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.
Potential ISS Conflicts
The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.
The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.
If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.
Recordkeeping Procedures
A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:
1.	This Proxy Voting policy and procedures;

2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis.

3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and

4.	Client requests to review proxy votes:
•	Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained.

•	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request.

•	KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.
Proxy Solicitation Procedures
Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.
The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.
Disclosure
KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.
Procedures for the Receipt of Class Actions
KBII Ltd recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
If “Class Action” documents are received by KBII Ltd for a client, KBII Ltd will gather any requisite information it has and forward to the client to enable the client to file the “Class Action” at the client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that KBII Ltd is not qualified to make for the client. Therefore, KBII Ltd will not file “Class Actions” on behalf of any client.

Vontobel Asset Management, Inc.
VONTOBEL POLICY GUIDELINES FOR VOTING PROXIES
As an investment advisor, Vontobel Asset Management, Inc. (VAMUS) exercises an important responsibility by voting proxies, since the outcome of shareholder votes may affect investment values. VAMUS supports the right of shareholders to submit important matters for inclusion on a company’s proxy statement. In each case — whether a proposal is introduced by management or shareholders — VAMUS votes based on one criterion: the financial interest of VAMUS clients.
Vontobel Asset Management, Inc. (VAMUS) hereby adopts the following policy guidelines for voting proxies.
Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
In order to fulfill our responsibilities under the Act, VAMUS has adopted the following policies and procedures for proxy voting with regard to companies in our clients’ investment portfolios.
KEY OBJECTIVES
The key objectives of these policies and procedures is to recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders. Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:
Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.
Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.
DECISION METHODS & CONFLICTS OF INTEREST

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10036	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
This policy applies only to those VAMUS clients who in their investment advisory contract have chosen to have us vote their proxies.1 A client can change their proxy-voting decision at any time upon written notice.
The sheer number of proxy votes related to client holdings makes it impossible for VAMUS to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, VAMUS relies on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the group comprised of the firm’s Director of Research, Compliance Officer and the Portfolio Manager(s) responsible for the particular security disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote. The Compliance Officer shall be responsible for ensuring that such documentation is prepared and maintained by the firm.
The same group (the firm’s Director of Research, Compliance Officer and the Portfolio Manager(s) responsible for the particular security) is also responsible for ensuring that conflicts of interest between the firm and a client on a particular matter are properly detected and resolved. Conflicts can arise when a particular proxy vote pits the interests of VAMUS against those of a client, where, for example, the issue of fees to VAMUS is somehow involved. Conflicts of interest can arise in many other ways as well.
Sources of information giving rise to potential conflicts are manifold, and include, but are not limited to, material received from ISS, from clients, from issuers or from the press. Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the aforesaid group will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. With respect to registered investment company clients, the firm will resolve all conflicts by voting pursuant to ISS’s recommendations. With respect to non-registered investment company clients, typically, the firm will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes, however alternative resolutions are possible and available to the group. Whenever a conflict of interest is considered and resolved, a memo will be written to document the research presented, discussion points and final decision regarding the vote. The Compliance Officer shall be responsible for ensuring that such documentation is prepared and maintained by the firm.
PROXY VOTING RESPONSIBILITY
The firm’s Operations Manager shall be responsible for collecting data from ISS and for the actual voting of all proxies. If the Operations Manager has questions regarding proxy voting issues or responsibilities, the Manager is directed to confer with one or more members of the designated group (the firm’s Director of Research, Compliance Officer and the Portfolio Manager(s) responsible for the particular security).

[1]	As expressed in Department of Labor Interpretive Bulletin 94-2, an investment adviser is expected to vote the proxies associated with assets managed on behalf of employee benefit plans – and is the sole entity responsible for such voting — unless the plan fiduciary has directed that that function be executed by another (fiduciary) entity. Even if the advisory contract does not specifically require the adviser to vote proxies associated with a plan’s assets the adviser is presumed to have the exclusive responsibility for voting the proxies unless the advisory contract expressly precludes the adviser from voting the proxies associated with a plan’s assets.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
BOOKS & RECORDS RELATING TO PROXY VOTING
The firm’s Head of Operations shall be responsible for maintaining the books and records associated with the proxy voting, proxy research and conflict-of-interest determinations prescribed above. Such records shall be maintained in same manner and for the same time period as the other books & records maintained by the firm.
CLIENT ACCESS TO PROXY VOTING INFORMATION
The firm’s Compliance Officer shall be responsible for providing a copy of the firm’s Proxy Voting Policies and Procedures to clients, without charge, upon request. Unless circumstances require otherwise, the Compliance Officer shall send a copy of the Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
The firm’s Operations Manager shall be responsible for providing clients with a summary of the proxy votes cast by the firm for that client’s portfolio.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
SPECIFIC PROXY VOTING GUIDELINES
Part One: ISS General Proxy Voting Guidelines Summary
The following is a concise summary of ISS’s proxy voting policy guidelines.
     1. Auditors
     Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
     2. Board of Directors
     Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
     3. Shareholder Rights
Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

•	Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Part Two: Concise ISS Global Proxy Voting Guidelines
Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	there are clear concerns about the past performance of the company or the board; or

•	the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)
Director Compensation
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans:
Vote FOR share repurchase plans, unless:
•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:
•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.
Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

Vontobel Asset Management, Inc.
Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis. Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Vontobel Asset Management, Inc.	1540 Broadway, 38th Floor	Telephone +1-212-415 70 00
	New York, N.Y.10022	Telefax +1-646-840 58 88

APPENDIX C
ADDITIONAL INFORMATION ABOUT
THE FUNDS’ PORTFOLIO MANAGERS
Compensation of Portfolio Managers
Set forth below are descriptions of the compensation arrangements utilized by each Fund’s Subadvisor(s) to compensate the portfolio managers of the Fund. Under the Trust’s manager of managers structure, each Fund pays a fee to the Advisor for investment advisory services, and the Advisor, in turn, compensates that Fund’s Subadvisor(s). Each Subadvisor is responsible for compensating its employees. Each portfolio manager’s compensation arrangements are established by the Subadvisor by whom the portfolio manager is employed. Neither the Trust nor the Advisor has any discretion or authority to determine the amount or the structure of an individual portfolio manager’s respective compensation arrangements.
Other Accounts Managed by the Portfolio Managers
The portfolio managers of the Funds may provide portfolio management services to various other entities, including other registered investment companies, pooled investment vehicles that are not registered investment companies, and other investment accounts managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies and/or other accounts is presented with potential conflicts of interest that may include, among others:
(i)	an inequitable distribution of the portfolio manager’s time and attention;

(ii)	the unequal distribution or allocation between accounts of a limited investment opportunity; and

(iii)	incentives, such as performance-based advisory fees, that relate only to certain accounts.
Set forth below is information regarding the other accounts for which each portfolio manager has day-to-day portfolio management responsibilities, as of March 31, 2011, unless otherwise noted. The accounts are classified into three categories: (i) registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on investment performance (“performance fees”), information regarding those accounts is presented separately.

Mercer US Large Cap Growth Equity Fund
Atlanta Capital Management Company, LLC (“Atlanta Capital”)
The portfolio managers who are primarily responsible for the day-to-day management of Atlanta Capital’s allocated portion of the Fund’s portfolio are William R. Hackney, III, CFA, Richard B. England, CFA, and Paul J. Marshall, CFA.
Atlanta Capital Compensation Structure. Compensation of Atlanta Capital portfolio managers and other investment professionals has three primary components: (1) a fixed base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Certain senior executives and investment professionals are eligible to receive profit participation ownership interests in Atlanta Capital based entities. All employees also receive certain retirement, insurance and other benefits that are broadly available to Atlanta Capital employees. Compensation of Atlanta Capital investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.
Method used by Atlanta Capital to Determine Compensation. Atlanta Capital compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. The performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
In addition to the Fund, Mr. Hackney manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	6	$1,926.58	0	0
Other Pooled Investment Vehicles*	1	$38.30	0	0
Other Accounts**	100	$2,361.19	0	0

     In addition to the Fund, Mr. England manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	7	$1,988.92	0	0
Other Pooled Investment Vehicles*	1	$38.30	0	0
Other Accounts**	105	$2,471.79	0	0
     In addition to the Fund, Mr. Marshall manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	6	1,903.68	0	0
Other Pooled Investment Vehicles*	1	$38.30	0	0
Other Accounts**	105	$2,471.79	0	0

*	Other Pooled Investment Vehicles include collective trust accounts sub-advised, but not sponsored, by Atlanta Capital.

**	Other Accounts include separately managed accounts for institutions and individuals and wrap-fee programs.
Neuberger Berman Management LLC (“Neuberger Berman”)
The portfolio managers who are primarily responsible for the day-to-day management Neuberger Berman’s allocated portion of the Fund’s portfolio are Daniel Rosenblatt, John J. Barker, Daniel J. Fletcher, and Lawrence K. Fisher.
Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman is also focused on creating a compensation process that is fair, transparent, and competitive with the market.
Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance) compared to the Russell 1000® Growth Index, utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.
The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.
The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.
Contingent Compensation Plan. The Neuberger Berman Group established the Contingent Compensation Plan pursuant to which a certain percentage of an employees’ compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.
Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.
Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.
In addition to the Fund, Messrs. Rosenblatt, Barker, Fletcher, and Fisher manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	1	$670	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	633	$11,617	0	$0

*	Other accounts include separate accounts, managed accounts (WRAP) and sub-advised accounts.
Sands Capital Management (“Sands Capital”)
Frank M. Sands, Jr., CFA, Thomas M. Ricketts, CFA, and T. Perry Williams, CFA, are responsible for the day-to-day management of Sands Capital’s allocated portion of the Fund’s portfolio. Investment professionals benefit from a fixed salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan, which is generally available to all salaried employees. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.
In addition to the Fund, Mr. Sands, Jr. manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	7	$3,120.1	1	$1,075.7
Other Pooled Investment Vehicles	5	$286.0	0	$0.0
Other Accounts*	614	$11,807.0	7	$1,398.8
In addition to the Fund, Mr. Williams manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	5	$3,062.3	1	$1,075.7
Other Pooled Investment Vehicles	5	$286.0	0	$0.0
Other Accounts*	608	$11,687.8	7	$1,398.8
In addition to the Fund, Mr. Ricketts manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	5	$3,062.3	1	$1,075.7
Other Pooled Investment Vehicles	5	$286.0	0	$0.0
Other Accounts*	611	$11,771.3	9	$1,479.6

*	This number counts each wrap sponsor program as one client each. The actual number of underlying wrap accounts across the 3 wrap programs is 1,089 as of 03/31/11.
Winslow Capital Management, Inc. (“Winslow”)
In an effort to retain key personnel, Winslow has structured compensation plans for portfolio managers and other key personnel that Winslow believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product.
The Winslow Operating Committee establishes fixed salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm. Effective December 28, 2008, upon the acquisition of Winslow by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

     In addition to the Fund, Messrs. Winslow, Kelly, and Wear manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	9	$13,089	0	$0
Other Pooled Investment Vehicles	10	$840	0	$0
Other Accounts(1)	1,013	$6,839	6	$743

(1)	This number includes 23 wrap sponsor/model programs. The actual number of underlying wrap accounts across the discretionary wrap programs is 954 as of March 31, 2011.
Mercer US Large Cap Value Equity Fund
Brandywine Global Investment Management LLC
All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the pre-tax performance of their investment strategies relative to a relevant Russell peer group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth and teamwork.
In addition to the Fund, Patrick Kaser manages:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts*	Number	(in millions)	Number	(in millions)
Registered Investment Companies	3	$2,256	0	0
Other Pooled Investment Vehicles	3	$35	0	0
Other Accounts	51	$1,188	2	$12

*	As of September 30, 2011

In addition to the Fund, James Clarke manages:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts*	Number	(in millions)	Number	(in millions)
Registered Investment Companies	3	$2,256	0	0
Other Pooled Investment Vehicles	3	$35	0	0
Other Accounts	39	$1,118	2	$12

*	As of September 30, 2011

Robeco Investment Management, Inc. (“RIM”)
The portfolio managers who are primarily responsible for the day-to-day management of RIM’s allocated portion of the Fund’s portfolio are Mark Donovan, CFA, and David Pyle, CFA. RIM’s investment professionals receive a compensation package comprised of an industry competitive fixed base salary and a discretionary bonus. Through RIM’s bonus program, key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:
1.	Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved on a one year and three year basis versus the pre-designed index (the Russell 1000® Value Index), based on the excess return and the level of risk, or tracking error, of the product;

3.	Investment Team Performance: the financial results of the investment group; and

4.	Firm-wide Performance: the overall financial performance of RIM.
Compensation is structured to incentivize performance of all accounts.
     In addition to the Fund, Messrs. Donovan and Pyle manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	1	$1,481	0	$0
Other Pooled Investment Vehicles	1	$55	0	$0
Other Accounts	125	$5,976	6	$286
The Boston Company Asset Management, LLC
TBCAM’s rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of TBCAM is to deliver alpha utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers. TBCAM’s rewards program provides the appropriate incentives to give TBCAM the ability to consistently deliver on that commitment to their clients.
Portfolio Managers: With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Additionally, most portfolio managers are also eligible to participate in any Franchise Dividend Pool (described separately below) created by their team. Actual individual awards are determined based on TBCAM’s financial performance, individual investment performance, individual contribution and other qualitative factors.
Select Senior Portfolio Managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate top investment professionals for superior investment performance and business results. The base incentive is a two stage model: an opportunity range is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition to the base incentive, the senior portfolio managers and their teams are eligible for a Franchise Dividend award, whereby if the team meets a pre-established contribution margin, any excess contribution is shared between the team and TBCAM and is paid out in both cash and long-term incentives. Lastly, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.
Research Analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors. Additionally, most research analysts are also eligible to participate in any Franchise Dividend Pool (described separately above) created by their team.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.
Long-Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be determined by reference to the investment results of select TBCAM products (the “Measurement Funds”). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.
The final value of TBCAM restricted shares will be based on any appreciation/depreciation of the fair value of TBCAM over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by TBCAM and BNY Mellon Asset Management as well as the provider’s assessment of the firm’s growth, risk and profitability in relation to TBCAM’s industry peer group. Providing this diverse group of “currencies” within our long-term incentive plan allows for TBCAM’s professionals to be best aligned with clients, parent company, and all of TBCAM’s colleagues.
All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.
In addition to the Fund, Brian Ferguson and John Bailer manage:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts*	Number	(in millions)	Number	(in millions)
Registered Investment Companies	11	$2,322	0	0
Other Pooled Investment Vehicles	4	$156.6	0	0
Other Accounts	46	$2,675	2	$543.8

*	As of August 31, 2011

Mercer US Small/Mid Cap Growth Equity Fund
Westfield Capital Management Company, L.P. (“Westfield”)
Although the Investment Committee collectively acts as portfolio managed for the allocated portion of the Fund, William A. Muggia, Ethan J. Meyers, CFA, John M. Montgomery, Matthew W. Strobeck, PhD, and Hamlen Thompson have day-to-day management responsibilities of Westfield’s allocated portion of the Fund.
Members of the Investment Committee may be eligible to receive various components of compensation:
•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.
•	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.
•	Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. The key members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.
Additionally, Mr. Muggia is entitled to receive a portion of any performance fees earned on accounts, for which he serves as sole discretionary manager. Mr. Muggia is also granted discretion to award a portion of any performance based fees earned by such accounts to any member of Westfield.
In addition to the Fund, Mr. Muggia manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	9	$3,441	0	0
Other Pooled Investment Vehicles	15	$681	3	$153
Other Accounts	540	$12,035	21	$1,257
In addition to the Fund, Mr. Meyers manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	9	$3,441	0	0
Other Pooled Investment Vehicles	12	$528	0	0
Other Accounts	505	$11,903	21	$1,257
In addition to the Fund, Mr. Montgomery manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	9	$3,441	0	0
Other Pooled Investment Vehicles	12	$528	0	0
Other Accounts	505	$11,906	21	$1,257
In addition to the Fund, Mr. Strobeck manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	9	$3,441	0	0
Other Pooled Investment Vehicles	12	$528	0	0
Other Accounts	511	$11,927	21	$1,257

In addition to the Fund, Mr. Thompson manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	9	$3,441	0	0
Other Pooled Investment Vehicles	12	$528	0	0
Other Accounts	506	$11,906	21	$1,257
Goldman Sachs Asset Management, L.P. (“GSAM”)
Messrs. Steven M. Barry, David G. Shell, CFA, and Jeffrey Rabinowitz, CRA are primarily responsible for the day-to-day management of GSAM’s allocated portion of the Fund’s portfolio.
Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
In addition to the Fund, Mr. Barry manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	32	$15,743	0	$0
Other Pooled Investment Vehicles	1	$19	0	$0
Other Accounts	259	$10,748	10	$2,155

In addition to the Fund, Mr. Shell manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	30	$14,222	0	$0
Other Pooled Investment Vehicles	1	$19	0	$0
Other Accounts	259	$10,748	10	$2,155
In addition to the Fund, Mr. Rabinowitz manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	3	$1,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$227	0	$0
Tygh Capital Management, Inc. (“Tygh Capital”)
Mr. Richard J. Johnson is primarily responsible for the day-to-day management of Tygh Capital’s allocated portion of the Fund’s portfolio. Mr. Johnson’s compensation is comprised of a fixed salary that is based on industry standards and a discretionary annual bonus. Mr. Johnson’s salary is not based on Fund performance, but his discretionary bonus is based in substantial part on the pre-tax investment performance of the accounts he manages, including the Fund, over 1-, 3-, and 5-year periods compared to the Russell 2000® Growth Index, Russell 2500® Growth Index, and to his peers, as measured by the performance of funds in the Lipper Small Cap Growth and Lipper Small-Mid Cap Growth categories. Mr. Johnson does not receive deferred compensation, but does participate in a 401(k)/profit sharing retirement plan, which is generally available to all salaried employees, as part of his compensation. Mr. Johnson also has an equity interest in Tygh Capital and the value of that interest is based on the overall business results of Tygh Capital.
In addition to the Fund, Mr. Johnson manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	4	$1,353	0	$0
Other Pooled Investment Vehicles	3	$180	0	$0
Other Accounts	55	$1,509	0	$0
Delaware Management Company (“Delaware”)
Each portfolio manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
     Bonus. Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally, of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the team. The amount of this bonus pool is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).
     Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.
     The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.
     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
     Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.
     The Plan was adopted in order to: assist Delaware in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.
In addition to the Fund, Mr. Bonavico manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	20	$6,300	2	$1,500
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	63	$5,600	5	$618.5
In addition to the Fund, Mr. Broad manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	6	$2,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	23	$1,100	3	$265.6

*	Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2011.
Mercer US Small/Mid Cap Value Equity Fund
AQR Capital Management, LLC (“AQR”)
Messrs. Jacques Friedman, Ronen Israel, and Lars Nielsen are jointly and primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio. AQR’s philosophy is to compensate employees in a manner consistent with our clients’ objectives. AQR believes that to generate optimal performance we must reward financial innovation, which we believe is best created through a team approach. As Principals of AQR, the portfolio managers are generally compensated in the form of distributions based on the revenues generated by AQR. Distributions to the portfolio managers are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.
In addition to the Fund, the portfolio managers manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts*	Number	(in millions)	Number	(in millions)
Registered Investment Companies	12	$3,983	—	—
Other Pooled Investment Vehicles	49	$10,453	28	$7,659
Other Accounts	51	$15,066	5	$1,157

*	AQR utilizes a team-based approach to portfolio management and each of the portfolio managers listed above is jointly and primarily responsible for the management of a portion of the accounts listed in each category.
NWQ Investment Management Company, LLC (NWQ”)
Ms. Phyllis G. Thomas, CFA is primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio. NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals, including Ms. Thomas, are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios
•	Objective review of stock recommendations and the quality of primary research
•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time. These equity interests vest over time, with vested portions retained and unvested portions forfeited upon departure. The firm maintains the right to repurchase the vested interest at fair market value. A new program is being put in place to continue grants of profits interests to key employees vesting over the next several years.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a similar manner as portfolio managers at many other firms. Benefits outside of compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees.
In addition to the Fund, Ms. Thomas manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	3	$157	0	$0
Other Pooled Investment Vehicles	1	$165	0	$0
Other Accounts	2,235	$1,160	0	$0
River Road Asset Management, LLC (“River Road”)
Messrs. James C. Shircliff, CFA, R. Andrew Beck, and Henry W. Sanders, III, CFA, are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio. Compensation for each portfolio manager listed above includes an annual fixed base salary. Additionally, the portfolio managers above have longer-term employment agreements (contractual arrangements) and incentive compensation that has been contractually determined at a fixed percent of their base salary.
In addition to the Fund, Messrs. Shircliff and Sanders manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	4	$1,458	0	0
Other Pooled Investment Vehicles	13	$1,213	0	0
Other Accounts	108	$1,442	0	0
In addition to the Fund, Mr. Beck manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	3	$1,045	0	0
Other Pooled Investment Vehicles	3	$97	0	0
Other Accounts	72	$1,310	0	0
Systematic Financial Management, L.P. (“Systematic”)
The portfolio managers who are primarily responsible for the day-to-day management of Systematic’s allocated portion of the Fund’s portfolio are Ronald M. Mushock, CFA and D. Kevin McCreesh, CFA, each of whom is a partner. Each portfolio manager’s compensation consists of a fixed base salary and a share of Systematic’s profits based on each partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based, in part, on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any individual portfolio managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

In addition to the Fund, Mr. Mushock manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	7	$1,129	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,010	$3,207	2	$230
In addition to the Fund, Mr. McCreesh manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	4	$579	0	$0
Other Pooled Investment Vehicles	3	$134	0	$0
Other Accounts	94	$3,224	1	$327
Mercer Non-US Core Equity Fund
AllianceBernstein L.P. (“AllianceBernstein”)
AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:
     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.
     (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.
     (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of AllianceBernstein’s publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.
     (iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.
     (v) Compensation under AllianceBernstein’s Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the AllianceBernstein’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of AllianceBernstein.
In addition to the Fund, Sharon Fay and Kevin Simms manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	204	$35,580	3	$7,058
Other Pooled Investment Vehicles	336	$17,791	9	$1,131
Other Accounts	33,229	$76,946	54	$6,734
In addition to the Fund, Henry D’Auria manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	158	$33,951	3	$7,058
Other Pooled Investment Vehicles	258	$17,543	9	$1,131
Other Accounts	33,225	$76,561	54	$6,734
Arrowstreet Capital, Limited Partnership (“Arrowstreet”)
The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Drs. Peter Rathjens, Ph.D., John Capeci, Ph.D., and Tuomo Vuloteenaho, Ph.D.
Arrowstreet’s compensation system is specifically designed to attract, motivate, and retain talented professionals. Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at the start of every year. Generally, bonus amounts are determined using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual achievement.
In addition, Arrowstreet seeks to maintain a commitment whereby deserving professionals within the organization increase responsibility and accountability over time. Ownership is reviewed annually.
In addition to the Fund, Drs. Rathjens, Capeci, and Vuloteenaho each manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$418	1	$48
Other Pooled Investment Vehicles	36	$8,855	1	$270
Other Accounts	77	$27,111	8	$5,962
Lazard Asset Management LLC (“Lazard”)
A team consisting of Mr. John R. Reinsberg, Mr. James M. Donald, Mr. Rohit Chopra, and Mr. Erik McKee is responsible for the day-to-day management of Lazard’s allocated portion of the Fund’s portfolio. Each portfolio manager may also manage other sub-advised registered investment companies, collective investment trusts, unregistered funds, and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”), and model portfolios.
Lazard compensates portfolio managers by a competitive fixed salary (subject to change in connection with an employee’s annual review) and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated based on the performance of the aggregate group of portfolios managed by the portfolio managers rather than on the performance of a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine the portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios, as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork, and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by the portfolio manager’s ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison of each account to a predetermined benchmark over the current year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.
In addition to the Fund, Mr. Reinsberg manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	5	$1,436	0	$0
Other Pooled Investment Vehicles	4	$120	4	$120
Other Accounts	61	$5,584	0	$0
In addition to the Fund, Mr. Donald manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	9	$23,894	1	$2,106
Other Pooled Investment Vehicles	18	$6,837	0	$0
Other Accounts	214	$12,590	4	$1,493

In addition to the Fund, Mr. Chopra and Mr. McKee each manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	6	$21,620	0	$0
Other Pooled Investment Vehicles	15	$6,764	0	$0
Other Accounts	104	$10,239	4	$1,493
Massachusetts Financial Services Company (“MFS”)
The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Barnaby Wiener and Benjamin Stone. Portfolio manager compensation is reviewed annualy. Portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary — The fixed base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).
As of December 31, 2010, the following benchmarks was used to measure performance for the Fund:
MSCI EAFE Value Index
Additional or different benchmarks, including versions of indices and custom indices, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
In addition to the Fund, Mr. Wiener manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	5	$5,698	0	$0
Other Pooled Investment Vehicles	6	$2,116	0	$0
Other Accounts	15	$2,677	0	$0
In addition to the Fund, Mr. Stone manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	5	$5,698	0	$0
Other Pooled Investment Vehicles	5	$2,086	0	$0
Other Accounts	15	$2,677	0	$0
William Blair & Company, L.L.C (“William Blair”)
The compensation of William Blair’s portfolio managers, analysts, traders, marketers, and client service professionals is based on the firm’s mission: “to achieve success for its clients.” The portfolio managers, analysts, and traders who are principals of William Blair receive compensation consisting of a base salary, a share of the firm’s profits, and a discretionary bonus. Each principal’s ownership stake and bonus (if any) can vary over time, and is determined by the individual’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital, and brand reputation. Compensation of non-principal portfolio managers is based upon the same factors, with the exception of their ownership interest in the firm.
All employees are provided competitive compensation and benefits packages. Based on tenure and merit, many employees will have an opportunity to benefit from equity ownership in the firm as well.
In addition to the Fund, Mr. McClone manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	3	1,061,525,101	0	0
Other Pooled Investment Vehicles	3	1,082,622,061	0	0
Other Accounts	7	1,767,050,526	0	0

*	As of June 30, 2011
In addition to the Fund, Mr. Urbina manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	4	1,829,937,759	0	0
Other Pooled Investment Vehicles	6	1,447,888,333	0	0
Other Accounts	14	3,021,349,098	0	0

*	As of June 30, 2011
Echo Point Investment Management, LLC (“Echo Point”)
The portfolio managers who are primarily responsible for the day-to-day management of Echo Point’s allocated portion of the Fund’s portfolio are Hans van den Berg, David Sugimoto, CFA, Ben Falcone, CFA, and Brian Arcese, CFA.
Echo Point’s compensation structure for investment professionals consists of an industry-competitive base salary (based on independent industry information) and an annual discretionary bonus. Generally, bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period and commitment to the firm’s values.

In addition, each of the portfolio managers of the international growth equity strategy owns equity interests in Echo Point. As employees with a sizable minority interest in Echo Point, the portfolio managers share in the financial success of Echo Point which is based on their being stewards of Echo Point’s long-term investment performance.
In addition to the Fund, Messrs. van den Berg, Sugimoto, Falcone and Arcese each manage:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$891.9	0	$0
Other Accounts	6	$388.8	2	$339.6
Mercer Emerging Markets Equity Fund
AQR Capital Management, LLC (“AQR”)
Messrs. Jacques Friedman, Oktay Kurbanov, and Lars Nielsen are jointly and primarily responsible for the day-to-day management of AQR’s allocated portion of the Fund’s portfolio. AQR’s philosophy is to compensate employees in a manner consistent with our clients’ objectives. AQR believes that to generate optimal performance we must reward financial innovation, which we believe is best created through a team approach. As Principals of AQR, the portfolio managers are generally compensated in the form of distributions based on the revenues generated by AQR. Distributions to the portfolio managers are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.
In addition to the Fund, Mr. Nielsen manages:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)

Registered Investment Companies	16	$6,150	0	$0
Other Pooled Vehicles	52	$10,297	28	$5,990
Other Accounts	53	$13,815	5	$1,193
In addition to the Fund, Mr. Kurbanov manages:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)

Registered Investment Companies	2	$402	0	$0
Other Pooled Vehicles	29	$7,170	19	$5,065
Other Accounts	23	$6,719	3	$1,005
In addition to the Fund, Mr. Friedman manages:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)

Registered Investment Companies	12	$3,460	0	$0
Other Pooled Vehicles	42	$8,964	18	$4,639
Other Accounts	53	$13,815	5	$1,193
Kleinwort Benson Investors International Ltd. (“KBI”)
Salary — KBI’s compensation structure is one of the most competitive in the industry. Regular surveys of the industry are carried out to ensure that the overall remuneration package remains at the leading edge. In terms of salary, KBI uses a global benefits consulting firm to ensure our salary levels are set competitively against the wider asset management industry.
Bonus — Bonuses are awarded annually. The total pool of money available for bonus payments is driven by the profitability of KBI. In terms of how this gets allocated, the majority of a portfolioanager’s bonus is quantitatively calculated based on relative investment performance. The balance is awarded based on the achievement of personal and team goals. Employees are obliged to take a proportion of their bonus in equity, which vests over a number of years.

Long Term Incentive Programme — Certain employees have been awarded parent company shares. These shares vest over a number of years and if the employees leave the shares are forfeited. While KBI does not disclose which employees hold these it is reasonable to assume that the more experienced members of the asset management team and senior management team participate in this retention package.
In addition to the Fund, Messrs, Maher, Hogarty, Madden and Collery each manage:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)

Registered Investment Companies	0	$0	0	$0
Other Pooled Vehicles	47	$564	0	$0
Other Accounts	14	$1,031	1	$103
Vontobel Asset Management, Inc. (“Vontobel”)
The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Payment of a portion of the revenue share is deferred for a three-year period. The portfolio managers do not receive any compensation directly from the Funds or the Adviser.
Vontobel’s portfolio manager is responsible for the day-to-day management of Fund, other mutual funds, multiple pooled vehicles and institutional accounts. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria. This screening process yields an investment universe from which each portfolio that Vontobel manages is built. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, there may not be a sufficient amount of securities available to fulfill the complete allocation of said securities amongst all client accounts.
It is the goal of Vontobel, as a fiduciary, to treat all clients in a fair and equitable manner. Vontobel has designed policies and procedures, including policies and procedures for brokerage and trade allocation. Vontobel believes that the policies and procedures it has implemented are reasonably designed to detect and remedy the types of conflicts associated with managing multiple portfolios.
In addition to the Fund, Mr. Jain manages:

			Accounts with
	Total Accounts		Performance Fees
		Assets		Assets
Other Accounts*	Number	(in millions)	Number	(in millions)

Registered Investment Companies	7	$4,028	0	$0
Other Pooled Vehicles	14	$5,293	0	$0
Other Accounts	24	$7,716	1	$101
Mercer Core Opportunistic Fixed Income Fund
Dodge & Cox
Compensation
Compensation of Dodge & Cox investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox.
Each element of compensation is detailed below:
Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.
Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.
Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides passthrough income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements and on estimated tax liabilities associated with the passthrough of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company.

Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.
Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.
The information below applies to the other funds managed by Fixed Income Investment Policy Committee Members:
In addition to the Fund, Mr. Brekke manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$1,054	0	$0
In addition to the Fund, Mr. Dignan manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$1,148	0	$0
In addition to the Fund, Mr. Dugan manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	25	$8,247	0	$0
In addition to the Fund, Ms. Emery manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	36	$15,897	0	$0

In addition to the Fund, Mr. Pohl manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	5	$130,558	0	$0
Other Pooled Investment Vehicles	3	$173	0	$0
Other Accounts	0	$0	0	$0
In addition to the Fund, Mr. Radspinner manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	19	$4,098	0	$0
In addition to the Fund, Ms. Roesch manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	25	$4,598	0	$0
In addition to the Fund, Mr. Rubinson manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
In addition to the Fund, Mr. Thompson manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	2	$38,136	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	62	$4,790	0	$0
MacKay Shields LLC (“MacKay”)
Dr. Dan Roberts and Messrs. Lou Cohen, Michael Kimble, and Taylor Wagenseil are responsible for the day-to-day management of the allocated portion of the Fund sub-advised by MacKay. In addition to their fixed base salaries, the portfolio managers, along with all other MacKay employees, are eligible to participate in an incentive bonus pool. An employee’s participation in the bonus pool is based upon the employee’s performance and the profitability of MacKay. The portfolio managers, along with other senior employees of MacKay, are eligible to participate in a phantom stock plan.

In addition to the Fund, the MacKay Shields’ High Yield Active Core Investment Team manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	6	$2,630	0	$0
Other Pooled Investment Vehicles	11	$4,879	1	$41
Other Accounts	35	$7,105	6	$1,064
Western Asset Management Company (“Western”)
A team of investment professionals at Western, led by Chief Investment Officer Stephen A. Walsh and Portfolio Managers Carl L. Eichstaedt, Mark Lindbloom, Michael Buchanan, and Keith Gardner, manages Western’s allocated portion of the Fund’s assets. Mr. Walsh is responsible for day-to-day strategic oversight of Western’s allocated portion of the Fund’s portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Eichstaedt, Mr. Lindbloom, Mr. Buchanan, and Mr. Gardner are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.
At Western, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the firm as a whole. Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.
In addition to the Fund, Mr. Walsh manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	102	$169,494	0	$0
Other Pooled Investment Vehicles	216	$111,361	7	$1,186
Other Accounts	770	$174,450	82	$19,704
In addition to the Fund, Mr. Eichstaedt manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	20	$21,894	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	66	$15,707	6	$1,043

In addition to the Fund, Mr. Lindbloom manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	22	$24,953	0	$0
Other Pooled Investment Vehicles	2	$82	0	$0
Other Accounts	50	$15,862	5	$2,175
In addition to the Fund, Mr. Buchanan manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	48	$30,685	0	$0
Other Pooled Investment Vehicles	8	$3,784	0	$0
Other Accounts	11	$1,791	0	$0
In addition to the Fund, Mr. Gardner manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	41	$27,207	0	$0
Other Pooled Investment Vehicles	6	$1,468	0	$0
Other Accounts	1	$227	0	$0
Pacific Investment Management Company LLC (“PIMCO”)
Portfolio Manager Compensation
PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.
Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.
The Total Compensation Plan consists of three components:

• Base Salary — Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.
• Performance Bonus — Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.
• Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.
In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.
Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.
In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:
• 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
• Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
• Amount and nature of assets managed by the portfolio manager;
• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
• Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
• Contributions to asset retention, gathering and client satisfaction;
• Contributions to mentoring, coaching and/or supervising; and

• Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.
In addition to the Fund, Mr. Dialynas manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts*	Number	(in millions)	Number	(in millions)
Registered Investment Companies	15	$22,021	0	$0
Other Pooled Investment Vehicles	15	$13,054	0	$0
Other Accounts	101	$40,447	11	$5,634

Mercer US Short Maturity Fixed Income Fund
J.P. Morgan Investment Management Inc. (“JPMIM”)
The portfolio managers who are primarily responsible for the day-to-day management of the Fund’s portfolio are Gregg Hrivnak and Richard Figuly.
JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors, including the aggregate size and blended performance of the portfolios that such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
In addition to the Fund, Mr. Hrivnak manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	4	$10,978	0	$0
Other Pooled Investment Vehicles	1	$26	0	$0
Other Accounts	33	$5,715	0	$0
In addition to the Fund, Mr. Figuly manages:

	Total Accounts		Accounts with Performance Fees
		Assets		Assets
Other Accounts	Number	(in millions)	Number	(in millions)
Registered Investment Companies	6	$11,552	0	$0
Other Pooled Investment Vehicles	1	$28	0	$0
Other Accounts	33	$6,997	2	$1,119

MERCER FUNDS
PART C
OTHER INFORMATION
ITEM 28. EXHIBITS
(a)	Articles of Incorporation.
(1)	Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is electronically filed herewith as Exhibit No. EX-99.a.1.i

(2)	Registrant’s Certificate of Trust, as filed with the State of Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

(i)	Amendment to Registrant’s Certificate of Trust, as filed with the State of Delaware, is electronically filed herewith as Exhibit No. EX-99.a.2.i

(b)	By-Laws.
(1)	Registrant’s Amended and Restated By-Laws, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.
(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s Amended and Restated By-laws,

incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(d)	Investment Advisory Contracts.
(1)	Investment Management Agreement between the Registrant and Mercer Global Investments, Inc.(now known as Mercer Investment Management, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.
(i)	Amendment to Investment Management Agreement between the Registrant and Mercer Global Investments, Inc. — to be filed by amendment.

(ii)	Fee Waiver/Expense Limitation Agreement between the Registrant and Mercer Global Investments, Inc, is electronically filed herewith as Exhibit No. EX-99.d.1.ii

(2)	Form of Subadvisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(e)	Underwriting Contracts.
(1)	Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.
(i)	Amendment to Exhibit A of the Underwriting Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(ii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(iii)	Form of Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc. , attached herewith as Exhibit No. EX-99.e.1.iii

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.
(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.
(i)	Amendment to Appendix A of the Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(ii)	Amendment to Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), attached herewith as Exhibit No. EX-99.g.1.ii

(2)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.
(h)	Other Material Contracts.
(1)	Investment Administration Services Agreement between Mercer Global Investments, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2008.

(i)	Amendment to Investment Administration Services Agreement between Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.) and State Street Bank and Trust Company, attached herewith as Exhibit No. EX-99.h.1.i

(2)	Administrative Services Agreement between the Registrant and Mercer Global Investments, Inc. is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(i)	Amendment to Administrative Services Agreement between the Registrant and Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.), attached herewith as Exhibit No. EX-99.h.2.i

(3)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Form of Amendment to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), attached herewith as Exhibit No. EX-99.h.3.i

(4)	Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc., attached herewith as Exhibit No. EX-99.h.4.i

(i)	Legal Opinion.
(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(2)	Legal Opinion of K&L Gates LLP, counsel to the Registrant, attached herewith as Exhibit No. EX-99.i.2

(j)	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm for the Registrant, attached herewith as Exhibit No. EX-99.j.1

(2)	Powers of Attorney.

(i)	Power of Attorney appointing Scott M. Zoltowski, Colin Dean and Stuart Fross as attorneys-in-fact and agents to Richard L. Nuzum, Harrison M. Bains, Jr., Adela M.

Cepeda, and Gail A. Schneider is attached herewith as Exhibit No. EX-99.j.2.i

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.
(1)	Letter of Understanding Relating to Initial Capital is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.
(m)	Rule 12b-1 Plan.
(1)	Marketing and Shareholder Services Plan, relating to Class S Shares is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Marketing and Shareholder Services Plan, relating to Class S Shares, attached herewith as Exhibit No. EX-99.m.1.i

(2)	Marketing and Shareholder Services Plan, relating to Class Y-1 Shares is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Marketing and Shareholder Services Plan, relating to Class Y-1 Shares, attached herewith as Exhibit No. EX-99.m.2.i

(n)	Rule 18f-3 Plan.

(1)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective September 23, 2011, on behalf of each series of the Registrant, attached herewith as Exhibit No. EX-99.n.1.

(p)	Codes of Ethics.
(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(2)	Code of Ethics Mercer Global Investments, Inc.(now known as Mercer Investment Management, Inc.), the investment adviser of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(3)	Code of Ethics of MGI Funds Distributors, Inc., underwriter of the Registrant, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on June 29, 2005.

(4)	Code of Ethics of Sands Capital Management, LLC, subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(5)	Code of Ethics of Westfield Capital Management Company, LP, subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(6)	Code of Ethics of Western Asset Management Company, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(7)	Code of Ethics of AllianceBernstein L.P., subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(8)	Code of Ethics of Lazard Asset Management LLC, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(9)	Code of Ethics of AQR Capital Management, LLC, subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(10)	Code of Ethics of NWQ Investment Management Company, LLC, subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2008.

(11)	Code of Ethics of MacKay Shields LLC, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(12)	Code of Ethics of Winslow Capital Management, Inc., subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(13)	Code of Ethics of Tygh Capital Management, Inc., subadvisor of Mercer US Small/Mid Cap Growth Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(14)	Code of Ethics of Pacific Investment Management Company LLC, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(15)	Code of Ethics of Goldman Sachs Asset Management, L.P., subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(16)	Code of Ethics of Robeco Investment Management, Inc., subadvisor of Mercer US Large Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2009.

(17)	Code of Ethics of River Road Asset Management, LLC, subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(18)	Code of Ethics of Systematic Financial Management, L.P., subadvisor of Mercer US Small/Mid Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(19)	Code of Ethics of Massachusetts Financial Services Company, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(20)	Code of Ethics of Atlanta Capital Management Company, LLC, subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(21)	Code of Ethics of Neuberger Berman Management LLC, subadvisor of Mercer US Large Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(22)	Code of Ethics of J.P. Morgan Investment Management Inc., subadvisor of Mercer US Short Maturity Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010.

(23)	Code of Ethics of Echo Point Investment Management, LLC, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(24)	Code of Ethics of O’Shaughnessy Asset Management, LLC, subadvisor of Mercer US Large Cap Value Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(25)	Code of Ethics of Arrowstreet Capital, Limited Partnership, subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(26)	Code of Ethics of Delaware Management Company, subadvisor of Mercer US Small/Mid Cap Growth Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(27)	Code of Ethics of Dodge & Cox, subadvisor of Mercer Core Opportunistic Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(28)	Code of Ethics of William Blair & Company, L.L.C., subadvisor of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.

(29)	Code of Ethics of Kleinwort Benson Investors International Ltd., subadvisor of Mercer Emerging Markets Equity Fund, attached herewith as Exhibit No. EX-99.p.31.

(30)	Code of Ethics of Vontobel Asset Management, Inc., subadvisor of Mercer Emerging Markets Equity Fund, attached herewith as Exhibit No. EX-99.p.32.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT
None.
ITEM 30. INDEMNIFICATION
          Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.
          Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.
     (a) Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;
     (b) Investment Advisory Agreement between the Registrant and Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.), as provided for in Section 10 of the Agreement, is incorporated herein by reference to as Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006;
     (c) Each Subadvisory Agreement between Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.), on behalf of the several series portfolios of the MGI Funds, and the individual and respective subadvisors contains terms relevant to this Item 30 within Section 10 of each such agreement, a form of which is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011;
     (d) Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc., as provided for in Section 9 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005, as amended by the Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc., that is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2010;
     (e) Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;
     (f) Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006;

     (g) Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 6 of the Agreement, is incorporated herein by reference to as Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and
     (h) Transfer Agency Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc., as provided for in Section 12 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER
     Mercer Investment Management, Inc., a Delaware corporation, is a federally registered investment adviser and indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. Mercer Investment Management, Inc., is primarily engaged in providing investment management services. Additional information regarding Mercer Investment Management, Inc., and information as to the officers and directors of Mercer Investment Management, Inc., is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC”) (registration number 801-63730) and is incorporated herein by reference.
     Sands Capital Management, LLC (“Sands”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Sands has its principal place of business at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209. Additional information as to Sands and the directors and officers of Sands is included in Sands’ Form ADV filed with the Commission (File No. 801-36414), which is incorporated herein by reference and sets forth the officers and directors of Sands and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Westfield Capital Management Company, LP (“Westfield”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. Westfield has its principal place of business at One Financial Center, 24th Floor, Boston, Massachusetts, 02111. Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-34350), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Western Asset Management Company (“Western”) is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. Western has its principal place of business at 385 E. Colorado Blvd., Pasadena, CA, 91107. Additional information as to Western and the directors and officers of Western is included in Western’s Form ADV filed with the Commission (File No. 801-08162), which is incorporated herein by reference and sets forth the officers and directors of Western and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     AllianceBernstein L.P. (“AllianceBernstein”) is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. AllianceBernstein has its principal place of business at 1345 Avenue of the Americas, New York, NY, 10105. Additional information as to AllianceBernstein and the directors and officers of AllianceBernstein is included in AllianceBernstein’s Form ADV filed with the Commission (File No. 801-56720), which is incorporated herein by reference and sets forth the officers and directors of AllianceBernstein and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Lazard Asset Management LLC (“Lazard”) is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Lazard has its principal place of business at 30 Rockefeller Plaza, 59th Floor, New York, NY, 10112. Additional information as to Lazard and the directors and officers of Lazard is included in Lazard’s Form ADV filed with the Commission (File No. 801-61701), which is incorporated herein by reference and sets forth the officers and directors of Lazard and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     AQR Capital Management, LLC (“AQR”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund and Mercer Emerging Markets Equity Fund. AQR has its principal place of business at Two Greenwich Plaza, 3rd Floor, Greenwich, CT, 06830. Additional information as to AQR and the directors and officers of AQR is included in AQR’s Form ADV filed with the Commission (File No. 801-55543), which is incorporated herein by reference and sets forth the officers and directors of AQR and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     NWQ Investment Management Company, LLC (“NWQ”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. NWQ has its principal place of business at 2049 Century Park East, 16th Floor, Los Angeles, CA, 90067. Additional information as to NWQ and the directors and officers of NWQ is included in NWQ’s Form ADV filed with the Commission (File No. 801-61379), which is incorporated herein by reference and sets forth the officers and directors of NWQ and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     MacKay Shields LLC (“MacKay”) is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. MacKay has its principal place of business at 9 West 57th Street, New York, NY, 10119. Additional information as to MacKay and the directors and officers of MacKay is included in MacKay’s Form ADV filed with the Commission (File No. 801-05594), which is incorporated herein by reference and sets forth the officers and directors of MacKay and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     The Boston Company Asset Management, LLC (“TBCAM”) is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. TBCAM has its principal place of business at One Boston Place, Boston, MA 02108. Additional information as to TBCAM and the directors and officers of TBCAM is included in TBCAM’s Form ADV filed with the Commission (File No. 812-13168), which is incorporated herein by reference and sets forth the officers and directors of TBCAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     Winslow Capital Management, Inc. (“Winslow”), is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Winslow has its principal place of business at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Additional information as to Winslow and the directors and officers of Winslow is included in Winslow’s Form ADV filed with the Commission (File No. 801-41316), which is incorporated herein by reference and sets forth the officers and directors of Winslow and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Tygh Capital Management, Inc. (“Tygh Capital”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. Tygh Capital has its principal place of business at 1211 SW Fifth Avenue, Portland, Oregon 97204. Additional information as to Tygh Capital and the directors and officers of Tygh Capital is included in Tygh Capital’s Form ADV filed with the Commission (File No. 801-63231), which is incorporated herein by reference and sets forth the officers and directors of Tygh Capital and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Brandywine Global Investment Management, LLC (“Brandywine”) is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. Brandywine has its principal place of business at 2929 Arch Street, Suite 800, Philadelphia, PA 19104. Additional information as to Brandywine and the directors and officers of Brandywine is included in Brandywine’s Form ADV filed with the Commission (File No. 028-02204), which is incorporated herein by reference and sets forth the officers and directors of Brandywine and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Pacific Investment Management Company LLC (“PIMCO”) is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. PIMCO has its principal place of business at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. Additional information as to PIMCO and the directors and officers of PIMCO is included in PIMCO’s Form ADV filed with the Commission (File No. 801-48187), which is incorporated herein by reference and sets forth the officers and directors of PIMCO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Goldman Sachs Asset Management, L.P. (“GSAM”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. GSAM has its principal place of business at 32 Old Slip, 32nd Floor, New York, New York 10005. Additional information as to GSAM and the directors and officers of GSAM is included in GSAM’s Form ADV filed with the Commission (File No. 801-37591), which is incorporated herein by reference and sets forth the officers and directors of GSAM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Robeco Investment Management, Inc. (“RIM”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. RIM has its principal place of business at 909 Third Avenue, New York, New York 10022. Additional information as to RIM and the directors and officers of RIM is included in RIM’s Form ADV filed with the Commission (File No. 801-61786), which is incorporated herein by reference and sets forth the officers and directors of RIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     River Road Asset Management, LLC (“River Road”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. River Road has its principal place of business at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202. Additional information as to River Road and the directors and officers of River Road is included in River Road’s Form ADV filed with the Commission (File No. 801-64175), which is incorporated herein by reference and sets forth the officers and directors of River Road and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Systematic Financial Management, L.P. (“Systematic”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Value Equity Fund. Systematic has its principal place of business at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, New Jersey 07666. Additional information as to Systematic and the directors and officers of Systematic is included in Systematic’s Form ADV filed with the Commission (File No. 801-48908), which is incorporated herein by reference and sets forth the officers and directors of Systematic and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Massachusetts Financial Services Company (“MFS”) is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. MFS has its principal place of business at 500 Boylston Street, Boston Massachusetts, 02116. Additional information as to MFS and the directors and officers of MFS is included in MFS’s Form ADV filed with the Commission (File No. 801-17352), which is incorporated herein by reference and sets forth the officers and directors of MFS and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Atlanta Capital Management Company, LLC (“Atlanta Capital”) is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Atlanta Capital has its principal place of business at Two Midtown Plaza, 1349 West Peachtree St., Suite 1600, Atlanta, Georgia 30309. Additional information as to Atlanta Capital and the directors and officers of Atlanta Capital is included in Atlanta Capital’s Form ADV filed with the Commission (File No. 801-60673), which is incorporated herein by reference and sets forth the officers and directors of Atlanta Capital and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     Neuberger Berman Management LLC (“Neuberger Berman”) is a Subadvisor for the Registrant’s Mercer US Large Cap Growth Equity Fund. Neuberger Berman has its principal place of business at 605 Third Avenue, New York, New York 10158. Additional information as to Neuberger Berman and the directors and officers of Neuberger Berman is included in Neuberger Berman’s Form ADV filed with the Commission (File No. 801-8259), which is incorporated herein by reference and sets forth the officers and directors of Neuberger Berman and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     J.P. Morgan Investment Management Inc. (“JPMIM”), is a Subadvisor for the Registrant’s Mercer US Short Maturity Fixed Income Fund. JPMIM has its principal place of business at 245 Park Avenue, New York, New York, 10167. Additional information as to JPMIM and the directors and officers of JPMIM is included in JPMIM’s Form ADV filed with the Commission (File No. 801-17352), which is incorporated herein by reference and sets forth the officers and directors of JPMIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Echo Point Investment Management, LLC (“Echo Point”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Echo Point has its principal place of business at One Tower Bridge, 100 Front Street, Suite 1230, West Conshohocken, PA 19428. Additional information as to Echo Point and the directors and officers of Echo Point is included in Echo Point’s Form ADV filed with the Commission (File No. 801-71688), which is incorporated herein by reference and sets forth the officers and directors of Echo Point and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), is a Subadvisor for the Registrant’s Mercer US Large Cap Value Equity Fund. O’Shaughnessy has its principal place of business at 6 Suburban Avenue, Stamford, Connecticut 06901. Additional information as to O’Shaughnessy and the directors and officers of O’Shaughnessy is included in O’Shaughnessy’s Form ADV filed with the Commission (File No. 801-68177), which is incorporated herein by reference and sets forth the officers and directors of O’Shaughnessy and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Arrowstreet Capital, Limited Partnership (“Arrowstreet”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. Arrowstreet has its principal place of business at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116,. Additional information as to Arrowstreet and the directors and officers of Arrowstreet is included in Arrowstreet’s Form ADV filed with the Commission (File No. 801-56633), which is incorporated herein by reference and sets forth the officers and directors of Arrowstreet and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Delaware Management Company (“DMC”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Growth Equity Fund. DMC has its principal place of business at 2005 Market

Street, Philadelphia, Pennsylvania 19103. Additional information as to DMC and the directors and officers of DMC is included in DMC’s Form ADV filed with the Commission (File No. 801-32108 ), which is incorporated herein by reference and sets forth the officers and directors of DMC and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Dodge & Cox, is a Subadvisor for the Registrant’s Mercer Core Opportunistic Fixed Income Fund. Dodge & Cox has its principal place of business at 555 California Street, 40th Floor, San Francisco, California 94104. Additional information as to Dodge & Cox and the directors and officers of Dodge & Cox is included in Dodge & Cox’s Form ADV filed with the Commission (File No. 801-1895), which is incorporated herein by reference and sets forth the officers and directors of Dodge & Cox and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     William Blair & Company, L.L.C. (“William Blair”), is a Subadvisor for the Registrant’s Mercer Non-US Core Equity Fund. William Blair has its principal place of business at 222 West Adams Street, Chicago, Illinois 60606. Additional information as to William Blair and the directors and officers of William Blair is included in William Blair’s Form ADV filed with the Commission (File No. 801-688), which is incorporated herein by reference and sets forth the officers and directors of William Blair and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Kleinwort Benson Investors International Ltd. (“KBI”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. KBI has its principal place of business at Joshua Dawson House, Dawson Street, Dublin 2, Ireland. Additional information as to KBI and the directors and officers of KBI is included in KBI’s Form ADV filed with the Commission (File No. 801-60358), which is incorporated herein by reference and sets forth the officers and directors of KBI and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
     Vontobel Asset Management, Inc. (“Vontobel”), is a Subadvisor for the Registrant’s Mercer Emerging Markets Equity Fund. Vontobel has its principal place of business at 1540 Broadway, New York, NY 10036. Additional information as to Vontobel and the directors and officers of Vontobel is included in Vontobel’s Form ADV filed with the Commission (File No. 801-21953), which is incorporated herein by reference and sets forth the officers and directors of Vontobel and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
Item 32. Principal Underwriter
(a)	MGI Funds Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of July 1, 2011, the Distributor acted as principal underwriter for the following investment companies:

Mercer Funds
(b)	The Distributor is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.
The following is a list of the directors and executive officers of the Distributor:
Board of Directors

Name	Position(s) with Distributor
John F. Fulgoney Michael DeNofrio Steven Turowski Dennis J. Westley Scott P. LaVasseur	Director Director Director Director Director
Officers

Name	Position(s) with Distributor
John F. Fulgoney	President and Chief Executive Officer
Bruno Di Stefano	Vice President
Susan K. Moscaritolo	Vice President
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer
Felicia Antonio	Chief Compliance Officer
Jodi Jamison	Chief Legal Officer
Ellen C. Krause	Chief Risk Officer
Jennifer Seramone	Controller and Assistant Treasurer
John J. Munera	Anti-Money Laundering Officer
Ronald Berge	Vice President
Dianna A. Stone	Secretary and Clerk
Kevin D. Peterson	Assistant Treasurer — Tax
Gary E. Abbs	Assistant Treasurer — Tax
Joanne S. Huber	Assistant Treasurer — Tax
Barbara J. Parrish	Assistant Secretary
Mary Lou Olinski	Assistant Secretary
Cristina Rice	Assistant Secretary
(c) Not Applicable
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by State Street Bank and Trust Company, with the exception of those maintained by the Registrant’s investment advisor, Mercer

Investment Management, Inc., 99 High Street, Boston, Massachusetts 02110 and 1166 Avenue of the Americas, New York, New York 10036.
State Street Bank and Trust Company provides general administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.
ITEM 34. MANAGEMENT SERVICES
          There are no management related service contracts not discussed in Part A or Part B.
ITEM 35. UNDERTAKINGS
          Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant is filing a registration statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of December, 2011.

MGI FUNDS
By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski
Vice President, Chief Legal Officer, and Secretary

          Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Harrison M. Bains, Jr. *	Trustee	December 30, 2011
Harrison M. Bains, Jr.

Adela M. Cepeda *	Trustee	December 30, 2011
Adela M. Cepeda

Gail A. Schneider *	Trustee	December 30, 2011
Gail A. Schneider

Richard L. Nuzum *	Trustee and President	December 30, 2011
Richard L. Nuzum	and Chief Executive Officer

/s/ Richard S. Joseph	Principal Accounting Officer	December 30, 2011
Richard S. Joseph	and Treasurer

* By:	/s/ Scott M. Zoltowski Scott M. Zoltowski, Attorney-in-Fact (Pursuant to Power of Attorney, attached herewith as Exhibit EX-99.j.2.i.)

EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.

Amendment to Registrants Amended and Restated Agreement and Declaration of Trust.	EX-99.a.1.i

Amendment to Registrant’s Certificate of Trust	EX-99.a.2.i

Amendment to Investment Management Agreement between Registrant and Mercer Investment Management, Inc.	EX-99.d.1.i

Fee Waiver/Expense Limitation Agreement between the Registrant and Mercer Investment Management	EX-99.d.1.ii

Form of Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors, Inc.	EX-99.e.1.iii

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company	EX-99.g.1.ii

Amendment to Investment Administration Services Agreement between Mercer Investment Management, Inc. and State Street Bank and Trust Company	EX-99.h.1.i

Amendment to Administrative Services Agreement between Registrant and Mercer Investment Management, Inc.	EX-99.h.2.i

Form of Amendment to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.	EX-99.h.3.i

Amendment to Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc.	EX-99.h.4.i

Legal Opinion of K&L Gates LLP, counsel to the Registrant	EX-99.i.2

Consent of Independent Registered Public Accounting Firm for the Registrant	EX-99.j.1

Power of Attorney appointing Scott M. Zoltowski, Colin Dean and Stuart Fross as attorneys-in-fact and agents to Richard L. Nuzum, Harrison M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider-	EX-99.j.2.i

Amendment to Marketing and Shareholder Services Plan relating to Class S Shares	EX-99.m.1.i

EXHIBITS	EXHIBIT NO.
Amendment to Marketing and Shareholder Services Plan relating to Class Y-1 Shares	EX-99.m.2.i

Amended Multiple Class Plan pursuant to Rule 18f-3	EX-99.n.1

Code of Ethics of Kleinwort Benson Investors International Ltd	EX-99.p.31

Code of Ethics of Vontobel Asset Management, Inc.	EX-99.p.32